First American Funds, Inc.
800 Nicollet Mall

Minneapolis, MN 55402

July 11, 2023

Dear Shareholder:

Enclosed is a notice of a Special Meeting of Shareholders of First American Funds, Inc. (“FAF”) that will be held on August 21, 2023, at 10:00 a.m. Central Time, in Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402 (the “Meeting”) regarding an important matter concerning your investment in one or more of the series of FAF – Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, Retail Tax Free Obligations Fund, Treasury Obligations Fund and U.S. Treasury Money Market Fund (each series, an “Acquired Fund,” and collectively, the “Acquired Funds”).

At a meeting held on November 15, 2021, the Board of Directors of FAF (the “FAF Board”), on behalf of each of the Acquired Funds, and the Board of Trustees of First American Funds Trust (“FAF Trust”) (the “FAF Trust Board”), on behalf of each series of the FAF Trust (each series, an “Acquiring Fund,” and collectively, the “Acquiring Funds”) (the FAF Board and the FAF Trust Board collectively referred to herein as the “Board”), each approved a reorganization agreement (the “Plan of Reorganization” or the “Agreement”) pursuant to which each Acquired Fund will be reorganized with and into a corresponding Acquiring Fund (each, a “Reorganization,” and collectively, the “Reorganizations”) (the “Reorganization Proposal”). The Acquiring Funds are series of FAF Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The Reorganizations would, therefore, enable the Acquired Funds to reorganize as series of a Massachusetts business trust. The FAF Board believes that the Massachusetts business trust form of organization offers a number of advantages over FAF’s present form of organization as a Minnesota corporation. As a Massachusetts business trust, the FAF Trust will have a more flexible governance structure designed to permit the Acquiring Funds (as reorganized, each a “Combined Fund,” and collectively, the “Combined Funds”) to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and potentially realize cost savings over time through certain operational efficiencies, such as the reduced need for future shareholder meetings for non-investment-related operational issues. Massachusetts has a well-established body of legal precedent in the area of business trust law that may be relevant in deciding issues pertaining to a Massachusetts business trust. This could benefit the FAF Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the FAF Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive. In addition, among the expected operational efficiencies, the FAF Trust will be authorized to issue an unlimited number of shares. Currently, as a Minnesota corporation, FAF must designate a fixed number of authorized shares and must continuously monitor the number of shares issued by each of the Acquired Funds against the number of authorized shares. If the Reorganizations are completed, this administrative task of monitoring the number of shares will no longer be necessary.

U.S. Bancorp Asset Management, Inc., the investment adviser to FAF and FAF Trust (“USBAM”), advised the FAF Board that there were instances wherein Government Obligations Fund, one of the Acquired Funds, has issued shares of two classes (Class X and Class Z) in excess of the number of shares of such classes authorized for issuance during the periods that began in September 2020 and October 2019, respectively, and ended September 8, 2021, on which date articles of amendment to FAF’s articles of incorporation, which authorized the issuance of additional shares, were filed with the Minnesota Secretary of State. In proposing the Reorganizations, USBAM informed the FAF Board that the proposed redomiciliation of the Acquired Funds into corresponding Acquiring Funds would eliminate the potential for future over-issuance of shares, as FAF Trust - a Massachusetts business trust - will be authorized to issue an unlimited number of shares of the Acquiring Funds. Further, USBAM noted that the Reorganization of Government Obligations Fund will provide certainty to holders of Government Obligations Fund Class X shares and Class Z shares regarding the over-issuance. USBAM also noted that, with respect to all shares of Government Obligations Fund (including Class X and Class Z shares previously issued in excess of amounts then-authorized): (i) Government Obligations Fund maintained a $1.00 per share net asset value (“NAV”); (ii) each holder of shares of each class (including those holding over-issued shares) received all dividends declared by FAF to which they were entitled; and (iii) no shareholder votes were held during the period of the over-issuance. As such,

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each shareholder of Government Obligations Fund experienced the full economic benefits of being a shareholder of Government Obligations Fund, and no shareholder of Government Obligations Fund suffered a detriment as a result of the over-issuance. If the Reorganization Proposal is not approved, shareholders of Government Obligations Fund currently holding over-issued shares, if any, will continue to hold such shares.

After considering USBAM’s recommendation, the FAF Board and the FAF Trust Board, each such board being composed entirely of individuals who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Acquired Funds or Acquiring Funds they oversee, as applicable, concluded separately that: (i) each Reorganization is in the best interests of the applicable Acquired Fund and Acquiring Fund; and (ii) the interests of the shareholders of each Acquired Fund and Acquiring Fund will not be diluted as a result of their respective Reorganizations. After careful consideration, the FAF Board and FAF Trust Board each approved the Plan of Reorganization.

The Acquiring Funds are series of FAF Trust, and each Acquiring Fund is substantially identical to the corresponding Acquired Fund from an investment perspective. Following the Reorganizations, FAF will be deregistered and dissolved.

To implement the Reorganizations, each Acquired Fund will transfer all of its assets to the corresponding Acquiring Fund in exchange for shares of such Acquiring Fund and the assumption by such Acquiring Fund of all of the liabilities of the corresponding Acquired Fund. Pending shareholder approval, effective as of the close of business on August 31, 2023 or on such later date as may be deemed necessary in the judgment of the FAF Board and FAF Trust Board in accordance with the Plan of Reorganization (the “Closing Date”), you will receive shares in the corresponding Acquiring Fund equal to the aggregate NAV of the shares of each Acquired Fund held by you on the Closing Date.

The Closing Date may be postponed to, among other reasons, allow for additional time to solicit shareholder votes. If the Closing Date is postponed, shareholders will remain shareholders of their respective Acquired Fund(s) for the duration of the postponement.

No sales charge, redemption fees or other transaction fees will be imposed in connection with the Reorganizations. Each Reorganization is intended to be a tax-free reorganization for Federal income tax purposes.

Following each of the Reorganizations, the applicable Acquired Fund will be the accounting and performance survivor of its corresponding Acquiring Fund.

Shareholders of each Acquired Fund are being asked to vote on a proposal to approve the Reorganization Proposal. Each Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund,” and collectively, as the “Funds.”

The FAF Board unanimously recommends that you vote “FOR” the Reorganization Proposal.

More information about the Reorganization Proposal is contained in the enclosed Notice of Special Meeting and Proxy Statement. Once you have reviewed the Joint Proxy Statement/Prospectus, you may vote on the proposal by mail by marking, signing and dating the enclosed proxy card and returning it to FAF in the enclosed postage-paid envelope. You may also vote your shares by phone or internet. Please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. We request that you vote promptly on the proposal.

It is important that you vote, and that your proxy card or voting instructions be received prior to the Meeting on August 21, 2023. Whether or not you plan to attend the Meeting, please vote your shares promptly by completing, dating, signing, and returning the enclosed proxy card by mail or following the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus if you choose to vote by phone or internet. Please refer to the attached materials for details on how to participate in the Meeting, or call FAF at the toll-free number provided below. If you have any questions about these matters, please call FAF at (800) 677-3863.

Thank you for considering the proposal and participating in the proxy process.

Sincerely,

Director and Chairman, FAF

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IMPORTANT NOTICE TO SHAREHOLDERS OF FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

July 11, 2023

Although we recommend that you read the complete Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the proposal to be voted on.

Q.	Why am I receiving the enclosed Proxy Statement/Prospectus?

A.	You are receiving the Proxy Statement/Prospectus as a holder of common shares of one or more of the series of First American Funds, Inc. (“FAF”), which are Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, Retail Tax Free Obligations Fund, Treasury Obligations Fund and U.S. Treasury Money Market Fund (each series, an “Acquired Fund,” and collectively, the “Acquired Funds”), in connection with the solicitation of proxies by the Board of Directors of FAF (the “FAF Board,” and each Director, a “FAF Board Member”) for use at the Special Meeting of Shareholders of FAF (the “Meeting”).

1.	Shareholders of the Acquired Funds will be asked to vote to approve the Plan of Reorganization, adopted by the FAF Board, which provides for the reorganization (each, a “Reorganization,” and collectively, the “Reorganizations”) of each Acquired Fund with and into a corresponding series of First American Funds Trust (the “FAF Trust”), a Massachusetts business trust (each series, an “Acquiring Fund,” and collectively, the “Acquiring Funds”) (the “Reorganization Proposal”), as follows:

Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)
Government Obligations Fund	Government Obligations Fund
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund
Treasury Obligations Fund	Treasury Obligations Fund
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

The FAF Board unanimously recommends that you vote “FOR” the Reorganization Proposal.

Q.	Why has the FAF Board recommended approval of the Reorganizations?

A.

At a meeting held on November 15, 2021, the FAF Board, on behalf of each Acquired Fund, approved the Plan of Reorganization, pursuant to which each Acquired Fund will be reorganized with and into a corresponding Acquiring Fund, subject to shareholder approval. U.S. Bancorp Asset Management, Inc., investment adviser to FAF and FAF Trust (“USBAM”), recommended the proposed Reorganizations because, among other things, they are expected to provide certain operational efficiencies. The Acquiring Funds are each series of FAF Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The Reorganizations would enable the Acquired Funds to reorganize as series of a Massachusetts business trust. USBAM has advised the FAF Board that the Massachusetts business trust form of organization offers a number of advantages over FAF’s present form of organization as a Minnesota corporation. As a Massachusetts business trust, the FAF Trust will have a more flexible

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governance structure designed to permit the Acquiring Funds (as reorganized, each a “Combined Fund,” and collectively, the “Combined Funds”) to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and potentially realize cost savings over time through certain operational efficiencies, such as the reduced need for future shareholder meetings for non-investment-related operational issues. Massachusetts has a well-established body of legal precedent in the area of business trust law that may be relevant in deciding issues pertaining to a Massachusetts business trust. This could benefit the FAF Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the FAF Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive. In addition, among the expected operational efficiencies, the FAF Trust will be authorized to issue an unlimited number of shares. Currently, as a Minnesota corporation, FAF must designate a fixed number of authorized shares and must continuously monitor the number of shares issued by each of the Acquired Funds against the number of authorized shares. If the Reorganizations are completed, this administrative task of monitoring the number of shares will no longer be necessary.

USBAM has advised the FAF Board that there were instances wherein Government Obligations Fund, one of the Acquired Funds, issued shares of two classes in excess of the number of shares of such classes authorized for issuance. Government Obligations Fund issued Class X shares and Class Z shares in excess of the number of shares then-authorized for issuance during the periods that began in September 2020 and October 2019, respectively, and ended September 8, 2021, on which date articles of amendment to FAF’s articles of incorporation, which authorized the issuance of additional shares, were filed with the Minnesota Secretary of State. In proposing the Reorganizations, USBAM informed the FAF Board that the proposed redomiciliation of the Acquired Funds into corresponding Acquiring Funds would eliminate the potential for future over-issuance of shares, as FAF Trust - a Massachusetts business trust - will be authorized to issue an unlimited number of shares of the Acquiring Funds. Further, USBAM noted that the Reorganization of Government Obligations Fund will provide certainty to holders of Government Obligations Fund Class X shares and Class Z shares regarding the over-issuance. USBAM also noted that, with respect to all shares of Government Obligations Fund (including Class X and Class Z shares previously issued in excess of amounts then-authorized): (i) Government Obligations Fund maintained a $1.00 per share net asset value (“NAV”); (ii) each holder of shares of each class (including those holding over-issued shares) received all dividends declared by FAF to which they were entitled; and (iii) no shareholder votes were held during the period of the over-issuance. As such, each shareholder of Government Obligations Fund experienced the full economic benefits of being a shareholder of Government Obligations Fund, and no shareholder of Government Obligations Fund suffered a detriment as a result of the over-issuance. If the Reorganization Proposal is not approved, shareholders of Government Obligations Fund currently holding over-issued shares, if any, will continue to hold such shares.

After considering USBAM’s recommendation, the FAF Board and the FAF Trust Board, each such board being composed entirely of individuals who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Acquired Funds or Acquiring Funds they oversee, as applicable, concluded separately that: (i) each Reorganization is in the best interests of the applicable Acquired Fund and Acquiring Fund; and (ii) the interests of the shareholders of each Acquired Fund and Acquiring Fund will not be diluted as a result of their respective Reorganizations. After careful consideration, the FAF Board and FAF Trust Board each approved the Plan of Reorganization.

For these reasons, the FAF Board has determined that the Reorganization Proposal is in the best interests of each Acquired Fund and has approved each of the proposed Reorganizations.

Q.	Which Funds are being reorganized?

A.	The Proxy Statement/Prospectus provides information about the reorganization of the Acquired Funds with and into corresponding Acquiring Funds, as detailed in the table below:

Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)
Government Obligations Fund	Government Obligations Fund
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund
Treasury Obligations Fund	Treasury Obligations Fund
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Q.	Do the Funds have comparable investment objectives, policies and risks?

A.	Yes. The investment objective and policies of each Acquiring Fund are identical to those of its corresponding Acquired Fund. The investment objectives of each of the Funds are set forth below:

Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)	Investment Objective(s)
Government Obligations Fund	Government Obligations Fund	To seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund	To seek maximum current income exempt from federal income taxes consistent with the preservation of capital and maintenance of liquidity.
Treasury Obligations Fund	Treasury Obligations Fund	To seek maximum current income consistent with the preservation of capital and maintenance of liquidity.
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Each of the Funds is subject to the investment restrictions of Rule 2a-7 under the 1940 Act, in addition to other policies and restrictions discussed in the Proxy Statement/Prospectus. Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 calendar days from the date of purchase and to maintain a weighted average maturity of not more than 60 calendar days and a weighted average life of not more than 120 calendar days. Under Rule 2a-7, securities that are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by each Fund be limited to U.S. dollar-denominated investments that (a) present “minimal credit risk” and (b) are, at the time of acquisition “Eligible Securities.” Eligible Securities are securities (i) with remaining maturities of 397 calendar days or less that the applicable board of directors/trustees or its delegee determines presents minimal credit risks to a fund, which determination must include an analysis of the capacity of a security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations. USBAM, pursuant to delegation by the FAF Board or FAF Trust Board, as applicable, is responsible for determining that the Funds’ investments present only “minimal credit risk” and are Eligible Securities. Such determinations are subject to the oversight of, and are made pursuant to written guidelines and procedures established by, the FAF Board or FAF Trust Board, as applicable.

Rule 2a-7 provides, among other things, that each Fund may not invest, other than in U.S. “Government Securities” (as defined in the 1940 Act), more than 5% of its total assets in securities issued by the issuer of the security. Each Fund must comply with weekly liquidity standards that require a Fund to hold at least 30% of its total assets in cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, or securities convertible into cash within five business days. Each Fund, other than Retail Tax Free Obligations Fund and its corresponding Acquiring Fund, must also comply with daily liquidity standards that require a Fund to hold at least 10% of its total assets in cash, direct obligations of the U.S. Government, or securities convertible into cash within one business day.

Each Fund is limited to investing no more than 5% of its total assets in illiquid securities.

As required by current U.S. Securities and Exchange Commission (“SEC”) regulations, under normal market conditions:

●     Government Obligations Fund and its corresponding Acquiring Fund each invest exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities;

●     Treasury Obligations Fund and its corresponding Acquiring Fund each invest exclusively in short-term U.S. Treasury obligations, including repurchase agreements secured by U.S. Treasury obligations;

●     U.S. Treasury Money Market Fund and its corresponding Acquiring Fund each invest exclusively in direct obligations of the U.S. Treasury; and

●     Retail Tax Free Obligations Fund and its corresponding Acquiring Fund each invest at least 80% of their total assets in high-quality, short-term municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

Government Obligations Fund, Treasury Obligations Fund, U.S. Treasury Money Market Fund, and their corresponding Acquiring Funds will each provide shareholders with at least 60 days advance notice before changing these policies. Retail Tax Free Obligations Fund and its corresponding Acquiring Fund each also have a fundamental investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, including the federal alternative minimum tax, which may not be changed without approval of a majority of the outstanding shares of such Funds, as defined in the 1940 Act.

Institutional Prime Obligations Fund, Retail Prime Obligations Fund, and their corresponding Acquiring Funds pursue their respective investment objectives by investing in high-quality short-term debt obligations, including: commercial paper; U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers’ acceptances); non-convertible corporate debt securities; securities issued by the U.S. government or one of its agencies or instrumentalities; municipal securities, including variable rate demand notes, commercial paper, and municipal notes and other short-term municipal obligations; loan participation interests; and repurchase agreements. Such Funds concentrate their investments in the banking industry; therefore, under normal market conditions, they will invest more than 25% of their total assets in securities issued by companies in the banking industry.

See “Comparison of Investment Objectives and Principal Investment Strategies” and “Comparison of Principal Risk Factors” for more information.

Q.	How will the Reorganizations impact fees and expenses?

A.

The FAF Board considered that no Acquired Fund will experience an increase in advisory fees or total expenses in connection with its respective Reorganization.

See the “Comparative Fee and Expense Tables” beginning on page 8 of the enclosed Proxy Statement/Prospectus for more detailed information regarding fees and expenses. See also “Additional Information About the Funds” at page 41.

Q.	Why are all shareholders being asked to vote on the Reorganization Proposal?

A.	The Reorganizations are being proposed because the FAF Board believes that the Massachusetts business trust form of organization offers a number of advantages over FAF’s present form of organization as a Minnesota corporation. As a Massachusetts business trust, the FAF Trust will have a more flexible governance structure which may permit the Funds to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and may result in cost savings over time.

Q.	Will shareholders of the Funds have to pay any fees or expenses in connection with the Reorganizations?

A.	No. Neither the Funds nor their shareholders will pay any expenses relating to the proposed Reorganizations, whether or not the Reorganizations are consummated. The costs of solicitation in connection with the Reorganizations, including any costs directly associated with preparing, filing, printing and distributing to the Acquired Funds’ shareholders all materials relating to the Proxy Statement/Prospectus and soliciting shareholder votes, as well as the operational costs associated with the proposed Reorganizations, will be borne by USBAM.

Q.	What effect will the implementation of the Plan of Reorganization have on the Acquired Funds?

A.	If the Plan of Reorganization is implemented, each Acquired Fund will reorganize with and into a corresponding separate new series of the FAF Trust. None of the investment objectives, policies and risks of any Acquired Fund will change. FAF Trust will enter into an investment advisory agreement with USBAM, the Acquired Funds’ current investment adviser. The investment advisory agreement FAF Trust enters into on behalf of the Acquiring Funds will be substantially the same as the current investment advisory agreement for the corresponding Acquired Fund (except for changes to reflect the Acquiring Fund as a series of FAF Trust, FAF Trust’s new domicile, and the date of the agreement). Accordingly, each Fund’s investment adviser, and other service providers, will be identical and continue to serve in the same roles and provide the same services for each Combined Fund. In addition, the contractual investment advisory fee rates for each Combined Fund will be the same as the contractual investment advisory fee rates for the corresponding Acquired Fund. Any fee waiver and/or expense reimbursement agreements currently in effect for an Acquired Fund will be in effect on the same terms for each Combined Fund, except that the agreement will terminate on October 31, 2024, after which the Combined Fund’s fees and expenses may increase. The same board members that currently serve on the FAF Board will continue to serve on the Board of Trustees of the FAF Trust.

Q.	Will the Reorganizations constitute a taxable event for the Acquired Funds’ shareholders?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. It is expected that shareholders of an Acquired Fund who receive Acquiring Fund shares pursuant to a Reorganization will recognize no gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization. Prior to the closing of each Reorganization, the applicable Acquired Fund may declare a distribution of all of its undistributed net investment income and net capital gains, if any. All or a portion of such distribution made by an Acquired Fund will be taxable to the Acquired Fund’s shareholders for U.S. federal income tax purposes. In addition, to the extent that portfolio securities of an Acquired Fund are sold prior to the closing of its Reorganization, the Acquired Fund may recognize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Acquired Fund. However, because each Acquired Fund’s current portfolio composition is substantially identical to that of each corresponding Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to account for approximately 0% of the Acquired Fund’s assets).

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Q.	Will the Funds’ investment advisory fee rates change after the Reorganizations?

A.	No. The FAF Trust, on behalf of the Acquiring Funds, will enter into an investment advisory agreement with USBAM that is substantially the same as the current advisory agreements in place for the Acquired Funds (except for changes to reflect the Acquiring Funds as series of the FAF Trust, the FAF Trust’s new domicile, and the date of the agreement). Each Acquiring Fund will pay the same contractual advisory fee that is currently paid by the corresponding Acquired Fund. Any fee waiver and/or expense reimbursement agreements currently in effect for an Acquired Fund will be in effect on the same terms for each Acquiring Fund, except that the agreement will terminate on October 31, 2024, after which the Acquiring Fund’s fees and expenses may increase.

Q.	As a result of the Reorganizations, will shareholders of the Acquired Funds receive new Acquiring Fund shares in exchange for their current shares?

A.	Yes. Upon the closing of each Reorganization, Acquired Fund shareholders will become shareholders of the corresponding Acquiring Fund. Holders of shares of an Acquired Fund will receive newly-issued Class A, Class D, Class P, Class T, Class U, Class V, Class X, Class Y and/or Class Z shares of beneficial interest, as applicable, of the corresponding Acquiring Fund. The aggregate NAV, as of the close of trading on the business day immediately prior to the closing of a Reorganization, of the applicable Acquiring Fund’s shares of beneficial interest received by the corresponding Acquired Fund’s shareholders will be equal to the aggregate NAV of the common shares of the Acquired Fund held by its shareholders as of such time. Following a Reorganization, shareholders of the applicable Acquired Fund will hold an identical percentage of the outstanding shares of beneficial interest of the corresponding Combined Fund relative to the percentage of their holdings of the Acquired Fund prior to the Reorganization. Thus, for example, if you own 100 Class A shares of an Acquired Fund just prior to its Reorganization, you will own 100 Class A Shares of the corresponding Acquiring Fund, with the same NAV immediately after the completion of the Reorganization.

Q.	What will happen if the required shareholder approval for the Reorganization Proposal is not obtained?

A.

If there are not sufficient votes to approve the Reorganization Proposal or to achieve a quorum by the time of the Meeting, the Meeting may be postponed or adjourned one or more times to permit further solicitation of proxy votes with respect to the Reorganization Proposal.

The closing of the Reorganizations is subject to the satisfaction or waiver of certain closing conditions, which include approval of shareholders of FAF and other customary closing conditions. If the Reorganizations are not consummated, the FAF Board may take such actions as it deems in the best interests of the Acquired Funds, including conducting additional solicitations with respect to the Reorganization Proposal.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you and solicit your vote.

Q.	What is the timetable for the Reorganizations?

A.	If shareholder approval and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect at the close of business on August 31, 2023, or such other date as the parties may agree.

Q.	How does the FAF Board recommend that shareholders vote on the Reorganization Proposal?

A.	After careful consideration, the FAF Board has determined that the Reorganization Proposal is in the best interests of each Acquired Fund and recommends that you vote “FOR” such proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance or have any questions regarding the proposals or how to vote your shares, please call FAF at (800) 677-3863 on weekdays during its business hours or the proxy solicitor at (866) 796-1245. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may cast your vote by mail, phone, internet or by participating in the Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card, sign, date and return the card by mail (no postage is required if mailed in the United States).

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.

Q.	How can I attend the Meeting?

A.

The Meeting will be held in Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402. You are entitled to participate in the Meeting only if you were a shareholder of record as of the close of business on June 23, 2023.

The Meeting will begin promptly at 10:00 a.m. Central Time on August 21, 2023. We encourage you to arrive at the Meeting prior to the start time leaving ample time for the check in.

Q.	Will anyone contact me?

A.	In addition to the solicitation of proxies by mail, officers and employees of USBAM and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts. You may also receive a call from our proxy solicitor, AST Fund Solutions, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

We recognize the inconvenience of the proxy solicitation process and would not impose it on you if we did not believe that the matter being proposed was important. Once your vote has been registered with USBAM for proxy solicitation purposes, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in the governance of the Funds in which you are invested by returning your vote as soon as possible. If enough shareholders fail to cast their votes, FAF may not be able to hold the Meeting or the vote on the Reorganization Proposal, and additional solicitation efforts may be required in order to obtain sufficient shareholder participation.

First American Funds, Inc.

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

800 Nicollet Mall

Minneapolis, MN 55402

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 21, 2023

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of First American Funds, Inc. (“FAF”) has been called to be held in Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402 at 10:00 a.m., Central time on August 21, 2023 (the “Meeting”) regarding an important matter concerning your investment in one or more series of FAF – Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, Retail Tax Free Obligations Fund, Treasury Obligations Fund and U.S. Treasury Money Market Fund (each series, an “Acquired Fund,” and collectively, the “Acquired Funds”).

The purpose of the Meeting is:

1.	To approve the Plan of Reorganization, adopted by the FAF Board, which provides for the reorganization (each, a “Reorganization,” and collectively, the “Reorganizations”) of each Acquired Fund with and into a corresponding series of First American Funds Trust (the “FAF Trust”), a Massachusetts business trust (each series, an “Acquiring Fund,” and collectively, the “Acquiring Funds”) (the “Reorganization Proposal”), as follows:

Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)
Government Obligations Fund	Government Obligations Fund
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund
Treasury Obligations Fund	Treasury Obligations Fund
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record of FAF as of the close of business on June 23, 2023 (the “Record Date”) are entitled to vote on the Reorganization Proposal and notice of the Meeting. This Proxy Statement/Prospectus will first be sent to shareholders on or about July 11, 2023. You should read the Proxy Statement/Prospectus attached to this notice prior to completing your proxy card or recording your voting instructions by phone or internet.

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YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy card in the enclosed postage-paid envelope In addition to authorizing a proxy vote by mail, you may also authorize a proxy to vote your shares via the phone or internet.

To assure that the quorum needed to act on the Reorganization Proposal is present at the Meeting and to save the expense of further solicitation, please mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or record your voting instructions by phone or internet promptly. You may revoke your proxy at any time before the Meeting, as provided in the attached Proxy Statement/Prospectus. We strongly urge you to submit your votes by proxy in advance of the Meeting.

By order of the FAF Board,

Director and Chairman, FAF

July 11, 2023

Minneapolis, Minnesota

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PROXY STATEMENT

for

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

each, a series of First American Funds, Inc.

and

PROSPECTUS

for

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

each, a series of First American Funds Trust

Dated

July 11, 2023

800 Nicollet Mall

Minneapolis, Minnesota 55402

(612) 303-7987

This Joint Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders (“Shareholders”) of First American Funds, Inc. (“FAF”) who, as of June 23, 2023, were invested in common shares of one or more series of FAF – Government Obligations Fund, Institutional Prime Obligations Fund, Retail Prime Obligations Fund, Retail Tax Free Obligations Fund, Treasury Obligations Fund and U.S. Treasury Money Market Fund (each series, an “Acquired Fund,” and collectively, the “Acquired Funds”) – each an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for all Shareholders of one or more of the Acquired Funds to vote on a Plan of Reorganization, as adopted by the Board of Directors of FAF (the “FAF Board”), which provides for the reorganization (each, a “Reorganization,” and collectively, the “Reorganizations”) of each Acquired Fund with and

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into a corresponding series of First American Funds Trust (the “FAF Trust”) (each series, an “Acquiring Fund,” and collectively, the “Acquiring Funds”).

The Special Meeting of Shareholders of FAF will be held on August 21, 2023 at 10:00 a.m. Central Time in Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402 (the “Meeting”).

Please refer to the attached materials for more information.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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The proposals described in this Proxy Statement/Prospectus are as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, adopted by the FAF Board, which provides for the reorganization of each Acquired Fund with and into a corresponding series of FAF Trust, a Massachusetts business trust	Shareholders of the Acquired Funds

The proposal referred to above is referred to herein as the “Reorganization Proposal.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the Reorganization Proposal that you should know before voting or providing voting instructions. Additional information about FAF has been filed with the SEC and is available upon oral or written request without charge. This Proxy Statement/Prospectus is being provided to the Shareholders of the Acquired Funds on or about July 11, 2023.

Incorporation by Reference

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.	The Prospectus and Statement of Additional Information of FAF, dated November 15, 2022, as supplemented, with respect to the Acquired Funds (File Nos. 002-74747 and 811-03313) and the Prospectus and Statement of Additional Information of FAF Trust, dated July 11, 2023, with respect to the Acquiring Funds (File Nos. 333-260527 and 811-23751);

2.	The Annual Report and Semi-Annual Report to Shareholders of FAF with respect to the Acquired Funds for the fiscal year ended August 31, 2022 and the semi-annual period ended February 28, 2023, respectively, (File No 811-03313), including with respect to Government Obligations Fund the restated statements of assets and liabilities, schedules of investments, statements of operations, statements of changes in net assets, and financial highlights for the fiscal years ended August 31, 2022, August 31, 2021, and August 31, 2020, and the semi-annual periods ended February 28, 2022, February 28, 2021 and February 29, 2020; and

3.	The Statement of Additional Information dated July 11, 2023, relating to this Proxy Statement/Prospectus (the “SAI”) (File No. 333-261189).

For a free copy of any of the above documents, please call or write to the phone numbers or address below.

Shareholders can learn more about the Acquired Funds and the Acquiring Funds in any of the documents incorporated into this Proxy Statement/Prospectus, including the Annual Reports listed above, which, with respect to the Acquired Funds-related materials, have been furnished to Shareholders. Shareholders may request a copy thereof, without charge, by calling (800) 677-3863, by writing First American Funds, Inc., P.O. Box 1330, Minneapolis, MN 55440, or by visiting www.firstamericanfunds.com.

The Funds are subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, FAF must file certain reports and other information with the SEC. Proxy materials, reports, and other information, as applicable, about FAF and FAF Trust are or will be available, as applicable, on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, at the prescribed rates, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. Each Share Class of the Acquired Funds are currently listed and traded on Nasdaq. Reports, proxy materials and other information concerning FAF and the Acquired Funds may be inspected at the offices of the Nasdaq.

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TABLE OF CONTENTS

SUMMARY	1
The Proposal	1
REORGANIZATION PROPOSAL: APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF EACH ACQUIRED FUND WITH AND INTO EACH CORRESPONDING ACQUIRING FUND.	4
Comparative Fee and Expense Tables	8
Expense Examples	15
Comparison of Investment Adviser	18
Comparison of Investment Objectives and Principal Investment Strategies	18
Comparison of Principal Risk Factors	23
Comparison of Fundamental Policies	24
Performance Information	27
Capitalization	31
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS	36
Terms of the Plan of Reorganization	36
Description of the Securities to Be Issued	37
Board Considerations	38
Description of Risk Factors	40
Federal Income Tax Consequences of the Reorganizations	40
Contingency Plan	41
ADDITIONAL INFORMATION ABOUT THE FUNDS	41
Management of FAF Trust	41
FAF Trust	41
USBAM	41
Management Fees	42
The Adviser	44
Classes of Shares	44
Distribution Arrangements	45
Payments to Broker-Dealers and Financial Intermediaries	46
Pricing of Fund Shares	46
Frequent Trading of Fund Shares	47
Share Redemption	48
Dividends and Other Distributions	49
Tax Status	50
FINANCIAL HIGHLIGHTS	50
VOTING INFORMATION	50
The Meeting	51
Quorum, Voting, and Adjournment	51
Required Vote	51
Proxy and Voting Instruction Solicitations	52
Revocation of Voting Instructions	52
Outstanding Shares and Principal Shareholders	52
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1
APPENDIX D	D-1
STATEMENT OF ADDITIONAL INFORMATION	1

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SUMMARY

You should read this entire Proxy Statement/Prospectus carefully. For additional information about the Reorganizations, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposal

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal		Shareholders Entitled to Vote on the Proposal
1.	To approve the Plan of Reorganization, adopted by the FAF Board, which provides for the reorganization of each Acquired Fund with and into a corresponding series of FAF Trust, a Massachusetts business trust	Shareholders of the Acquired Funds

This Proxy Statement/Prospectus is soliciting Shareholders with amounts invested in one or more of the Acquired Funds as of June 23, 2023 to approve a Plan of Reorganization, adopted by the Board of Directors of First American Funds, Inc. (“FAF”) (the “FAF Board”), which provides for the reorganization (each, a “Reorganization,” and collectively, the “Reorganizations”) of each Acquired Fund with and into a corresponding series of First American Funds Trust (the “FAF Trust”) (each series, an “Acquiring Fund” and collectively, the “Acquiring Funds”). The Acquired Funds and Acquiring Funds are each sometimes referred to herein collectively as the “Funds.”

The Acquired Funds issue their shares in multiple separate classes: Government Obligations Fund offers its shares in nine classes: Class A, Class D, Class P, Class T, Class U, Class V, Class X, Class Y, and Class Z shares. Institutional Prime Obligations offers its shares in four classes: Class T, Class V, Class Y, and Class Z shares. Retail Prime Obligations Fund offers its shares in six classes: Class A, Class T, Class V, Class X, Class Y, and Class Z shares. Retail Tax Free Obligations Fund offers its shares in five classes: Class A, Class T, Class V, Class Y, and Class Z shares. Treasury Obligations Fund offers its shares in eight classes: Class A, Class D, Class P, Class T, Class V, Class X, Class Y, and Class Z shares. U.S. Treasury Money Market Fund offers its shares in six classes: Class A, Class D, Class T, Class V, Class Y, and Class Z shares (“Acquired Fund Shares”).

The Acquiring Funds will issue shares of beneficial interest in corresponding separate classes as those of the Acquired Funds. Specifically: Government Obligations Fund will offer its shares in nine classes: Class A, Class D, Class P, Class T, Class U, Class V, Class X, Class Y, and Class Z shares. Institutional Prime Obligations will offer its shares in four classes: Class T, Class V, Class Y, and Class Z shares. Retail Prime Obligations Fund will offer its shares in six classes: Class A, Class T, Class V, Class X, Class Y, and Class Z shares. Retail Tax Free Obligations Fund will offer its shares in five classes: Class A, Class T, Class V, Class Y, and Class Z shares. Treasury Obligations Fund will offer its shares in eight classes: Class A, Class D, Class P, Class T, Class V, Class X, Class Y, and Class Z shares. U.S. Treasury Money Market Fund will offer its shares in six classes: Class A, Class D, Class T, Class V, Class Y, and Class Z shares (“Acquiring Fund Shares”).

Immediately after the Reorganizations, each Shareholder of an Acquired Fund will own Acquiring Fund Shares in the corresponding share class of the corresponding Acquiring Fund (as noted in the table below) equal in number and aggregate net asset value (“NAV”) of the shares of each Acquired Fund that were held by the Shareholder at the Closing Date.

Acquired Funds (FAF)	Share Classes	Corresponding Acquiring Funds (FAF Trust)	Corresponding Share Classes Received in Exchange for Acquired Fund Shares
Government Obligations Fund	Class A shares Class D shares	Government Obligations Fund	Class A shares Class D shares

Acquired Funds (FAF)	Share Classes	Corresponding Acquiring Funds (FAF Trust)	Corresponding Share Classes Received in Exchange for Acquired Fund Shares
	Class P shares Class T shares Class U shares Class V shares Class X shares Class Y shares Class Z shares		Class P shares Class T shares Class U shares Class V shares Class X shares Class Y shares Class Z shares
Institutional Prime Obligations Fund	Class T shares Class V shares Class Y shares Class Z shares	Institutional Prime Obligations Fund	Class T shares Class V shares Class Y shares Class Z shares
Retail Prime Obligations Fund	Class A shares Class T shares Class V shares Class X shares Class Y shares Class Z shares	Retail Prime Obligations Fund	Class A shares Class T shares Class V shares Class X shares Class Y shares Class Z shares
Retail Tax Free Obligations Fund	Class A shares Class T shares Class V shares Class Y shares Class Z shares	Retail Tax Free Obligations Fund	Class A shares Class T shares Class V shares Class Y shares Class Z shares
Treasury Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class V shares Class X shares Class Y shares Class Z shares	Treasury Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class V shares Class X shares Class Y shares Class Z shares
U.S. Treasury Money Market Fund	Class A shares Class D shares Class T shares Class V shares Class Y shares Class Z shares	U.S. Treasury Money Market Fund	Class A shares Class D shares Class T shares Class V shares Class Y shares Class Z shares

The Plan of Reorganization provides for:

●	the transfer of all of the assets of each Acquired Fund to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate NAV equal to the Acquired Fund’s net assets;

●	each Acquiring Fund’s assumption of all the liabilities of the corresponding Acquired Fund;

●	the distribution to the Shareholders of the Acquiring Fund Shares;

●	the complete termination of the Acquired Fund; and

●	the complete dissolution and termination of FAF.

Each Acquired Fund and corresponding Acquiring Fund have identical investment objectives, investment strategies, policies, fees and risks, and have the same investment adviser, U.S. Bancorp Asset Management, Inc. (“USBAM”). The Funds have different organizational forms, with the Acquired Funds organized as series of FAF, a Minnesota corporation organized under the laws of the State of Minnesota, whereas the Acquiring Funds are organized as series of FAF Trust, a Massachusetts business trust organized under the laws of the Commonwealth of Massachusetts, as discussed in detail below. Comparisons of the investment objective(s), principal investment policies and strategies, and principal risks of the Acquired Funds and the Acquiring Funds are included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors,” and “Comparison of Fundamental Policies” sections below. The Funds have identical distribution procedures, purchase procedures, exchange rights, and redemption procedures, which are discussed in “Additional Information about the Funds” below. Shares of each Fund are offered and redeemed at their NAV without any sales load. You will not incur any sales loads or similar transaction charges as a result of the Reorganizations.

The Reorganizations are expected to be effective as of the close of business on August 31, 2023 or on such later date as may be deemed necessary in the judgment of the FAF Board and FAF Trust Board in accordance with the Plan of Reorganization. As a result of each Reorganization, a Shareholder invested in shares of the applicable Acquired Fund would become an owner of corresponding share class(es) of the corresponding Acquiring Fund. Such Shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares that were held by the Shareholder as of the Closing Date. Following each Reorganization, the Acquired Fund will be the accounting and performance survivor.

Under the Minnesota law, the Reorganization Proposal must be approved by holders of a majority of the FAF shares entitled to vote on the Reorganization Proposal, voting together in the aggregate and not by class or series (the “Statutory Voting Threshold”). In order to ensure that the Statutory Voting Threshold is achieved regardless of the manner in which over-issued shares are voted, the Reorganization Proposal is contingent upon approval by holders of approximately 60% of the FAF shares entitled to vote on the Reorganization Proposal, voting together in the aggregate and not by class or series (the “Protective Voting Threshold”). If the Reorganization Proposal is approved and the Protective Voting Threshold is achieved, then the Reorganizations will occur even if a majority of shares of a particular Acquired Fund are not voted in favor of the Reorganization Proposal. If the Reorganization Proposal is not approved and the Protective Voting Threshold is not achieved, the Reorganizations will not occur. In such circumstance, the FAF Board may take such actions as it deems in the best interests of FAF and the Acquired Funds.

Each Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each Acquired Fund is not expected to recognize gain or loss for federal income tax purposes as a direct result of its respective Reorganization. It is also expected that Shareholders of each Acquired Fund who receive shares of beneficial interest of its corresponding Acquiring Fund pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. Prior to the closing of each Reorganization, the applicable Acquired Fund may declare a distribution of all of its undistributed net investment income and net capital gains, if any. All or a portion of such a distribution will be taxable to such Acquired Fund’s Shareholders for federal income tax purposes. To the extent that portfolio securities of an Acquired Fund are sold prior to the closing of its respective Reorganization, the Acquired Fund may realize gains or losses, which may increase or decrease the net capital gains or net investment income to be distributed by the Acquired Fund. However, since each Acquired Fund’s current portfolio composition is substantially identical to that of its corresponding Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganizations (such sales are expected to account for approximately 0% of the Acquired Fund’s assets). Please see “Additional Information about the Reorganizations - Federal Income Tax Consequences of the Reorganizations” below for further information.

The FAF Board unanimously approved the Plan of Reorganization with respect to each of the Acquired Funds. The Shareholders of the Acquired Funds are being asked to vote on the Reorganization Proposal. Accordingly, the FAF Board is submitting the Plan of Reorganization for approval by the Acquired Funds’ Shareholders. In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Reorganization Proposal and the Plan of Reorganization, generally.

The Board recommends that you vote “FOR” the following Proposal:

REORGANIZATION PROPOSAL:

APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF EACH ACQUIRED FUND WITH AND INTO EACH CORRESPONDING ACQUIRING FUND.

The Reorganization Proposal requests the approval by Shareholders of the Acquired Funds of the Plan of Reorganization pursuant to which each Acquired Fund will be reorganized into a corresponding Acquiring Fund, as detailed in the table below.

Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)
Government Obligations Fund	Government Obligations Fund
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund
Treasury Obligations Fund	Treasury Obligations Fund
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

In considering whether you should approve the Reorganization Proposal, you should note that:

●	Investment Objectives. Each Acquired Fund and its corresponding Acquiring Fund have identical investment objectives. The investment objectives of each of the Funds are set forth below:

Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)	Investment Objective(s)
Government Obligations Fund	Government Obligations Fund	To seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund	To seek maximum current income exempt from federal income taxes consistent with the preservation of capital and maintenance of liquidity.
Treasury Obligations Fund	Treasury Obligations Fund	To seek maximum current income consistent with the preservation of capital and maintenance of liquidity.
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●	Principal Investment Strategies. Each Acquired Fund and its corresponding Acquiring Fund have identical principal investment strategies. For a detailed comparison of each Fund’s investment policies and strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below and Appendix B.

●	Fundamental Policies. Each Acquired Fund and its corresponding Acquiring Fund have identical fundamental policies. For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

●	Principal Risks. Each Acquired Fund and its corresponding Acquiring Fund have identical principal risks. An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

●	Investment Adviser and Other Service Providers. USBAM and/or an affiliate serves as the investment adviser and administrator for each of the Funds, and U.S. Bancorp Fund Services, LLC serves as the transfer agent for each of the Funds. The services provided by USBAM and U.S. Bancorp Fund Services, LLC do not vary between the Acquired Funds and their corresponding Acquiring Funds. USBAM would continue to manage and administer each Combined Fund after its respective Reorganization. For a detailed description of USBAM, please see “Additional Information about the Funds - The Adviser” below. The investment advisory agreement FAF Trust enters into with USBAM on behalf of the Acquiring Funds will be substantially the same as the current investment advisory agreement between FAF and USBAM with respect to the Acquired Funds (except for changes to reflect the Acquired Funds as series of FAF Trust, FAF Trust’s new domicile and the date of the agreement). Accordingly, each Fund’s investment adviser, and other service providers, will be identical and continue to serve in the same roles and provide the same services for each Combined Fund. In addition, the contractual investment advisory fee rates for each Combined Fund will be the same as the contractual investment advisory fee rates for the corresponding Acquired Fund. Any fee waiver and/or expense reimbursement agreement currently in effect for an Acquired Fund will be in effect on the same terms for the corresponding Combined Fund, except that the agreement will terminate on October 31, 2024, after which the Combined Fund’s fees and expenses may increase.

●	Boards of Directors/Trustees. Each FAF Board member who serves as a director of FAF at the time of the closing of the Reorganizations will serve as a trustee of FAF Trust.

●	Asset Base. As of December 31, 2022, the Acquired Funds have net assets as described in the table below.

Acquired Funds (FAF)	Net Assets as of December 31, 2022
Government Obligations Fund	$68,637,745,781
Institutional Prime Obligations Fund	$1,298,398,410
Retail Prime Obligations Fund	$2,753,992,829
Retail Tax Free Obligations Fund	$402,357,087
Treasury Obligations Fund	$37,579,632,269
U.S. Treasury Money Market Fund	$114,334,422,424

If the Reorganizations had been in effect on that date, the Combined Funds would have had net assets as described in the table below (net of estimated transaction expenses).

Combined Funds (FAF Trust)	Pro forma Net Assets as of December 31, 2022
Government Obligations Fund	$68,637,745,781
Institutional Prime Obligations Fund	$1,298,398,410
Retail Prime Obligations Fund	$2,753,992,829
Retail Tax Free Obligations Fund	$402,357,087
Treasury Obligations Fund	$37,579,632,269
U.S. Treasury Money Market Fund	$114,334,422,424

●	Description of the Securities to be Issued. The table below details the class(es) of shares of the Acquiring Funds that Shareholders of Acquired Funds will receive if the Reorganization Proposal is approved.

Acquired Funds (FAF)	Share Classes	Corresponding Acquiring Funds (FAF Trust)	Corresponding Share Classes Received in Exchange for Acquired Fund Shares
Government Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class U shares Class V shares Class X shares Class Y shares Class Z shares	Government Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class U shares Class V shares Class X shares Class Y shares Class Z shares

Acquired Funds (FAF)	Share Classes	Corresponding Acquiring Funds (FAF Trust)	Corresponding Share Classes Received in Exchange for Acquired Fund Shares
Institutional Prime Obligations Fund	Class T shares Class V shares Class Y shares Class Z shares	Institutional Prime Obligations Fund	Class T shares Class V shares Class Y shares Class Z shares
Retail Prime Obligations Fund	Class A shares Class T shares Class V shares Class X shares Class Y shares Class Z shares	Retail Prime Obligations Fund	Class A shares Class T shares Class V shares Class X shares Class Y shares Class Z shares
Retail Tax Free Obligations Fund	Class A shares Class T shares Class V shares Class Y shares Class Z shares	Retail Tax Free Obligations Fund	Class A shares Class T shares Class V shares Class Y shares Class Z shares
Treasury Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class V shares Class X shares Class Y shares Class Z shares	Treasury Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class V shares Class X shares Class Y shares Class Z shares
U.S. Treasury Money Market Fund	Class A shares Class D shares Class T shares Class V shares Class Y shares Class Z shares	U.S. Treasury Money Market Fund	Class A shares Class D shares Class T shares Class V shares Class Y shares Class Z shares

Each Acquired Fund is a series of a Minnesota corporation, whereas each Acquiring Fund is a series of a Massachusetts business trust. As a result, the rights of Shareholders between each Acquired Fund and its corresponding Acquiring Fund differ. Notwithstanding the foregoing, the principal attributes of a share in each Fund are comparable, as a share in each Fund is entitled to one vote per share held and fractional votes for fractional shares held.

Shareholders will not pay any sales charges in connection with the Reorganizations. Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganizations,” and “Additional Information about the Funds” below for more information.

●	Organization and Legal Structure. FAF is organized as a Minnesota corporation governed by the laws of the State of Minnesota and FAF’s Articles of Incorporation and Bylaws. If the Reorganizations are approved, each Acquired Fund will be reorganized into a corresponding new series of FAF Trust, which is a Massachusetts business trust governed by the laws of the Commonwealth of Massachusetts and the FAF Trust’s Declaration of Trust and Bylaws.

The FAF Board believes that the Massachusetts business trust form of organization offers a number of advantages over FAF’s present form of organization as a Minnesota corporation. As a Massachusetts business trust, the FAF Trust will have a more flexible governance structure designed to permit the Combined Funds to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and potentially realize cost savings over time through certain operational efficiencies, such as the reduced need for future shareholder meetings for non-investment-related operational issues. Massachusetts has a well-established body of legal precedent in the area of business trust law that may be relevant in deciding issues pertaining to a Massachusetts business trust. This could benefit the FAF Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the FAF Trust’s governing documents less likely or, if litigation should be initiated, less burdensome or expensive. In addition, among the expected operational efficiencies, the FAF Trust will be authorized to issue an unlimited number of shares. Currently, as a Minnesota corporation, FAF must designate a fixed number of authorized shares and must continuously monitor the number of shares issued by each of the Acquired Funds against the number of authorized shares. If the Reorganizations are completed, this administrative task of monitoring the number of shares will no longer be necessary.

USBAM has advised the FAF Board that there were instances wherein Government Obligations Fund, one of the Acquired Funds, issued shares of two classes in excess of the number of shares of such classes authorized for issuance (“Over-Issued Shares”). Government Obligations Fund issued Class X shares and Class Z shares in excess of the number of shares then-authorized for issuance during the periods that began in September 2020 and October 2019, respectively, and ended September 8, 2021, on which date articles of amendment to FAF’s articles of incorporation, which authorized the issuance of additional shares, were filed with the Minnesota Secretary of State. In proposing the Reorganizations, USBAM informed the FAF Board that the proposed redomiciliation of the Acquired Funds into corresponding Acquiring Funds would eliminate the potential for future over issuance of shares, as FAF Trust - a Massachusetts business trust - will be authorized to issue an unlimited number of shares of the Acquiring Funds. Further, USBAM noted that the Reorganization of Government Obligations Fund will provide certainty to holders of Government Obligations Fund Class X shares and Class Z shares regarding the shares they hold. USBAM also noted that, with respect to all shares of Government Obligations Fund (including Class X and Class Z shares issued in over-issuance transactions): (i) Government Obligations Fund maintained a $1.00 per share NAV; (ii) each holder of shares of each class (including those holding Over-Issued Shares) received all dividends declared by FAF to which they were entitled; and (iii) no Shareholder votes were held during the period of the over-issuance. As such, each Shareholder of Government Obligations Fund experienced the full economic benefits of being a Shareholder of Government Obligations Fund, and no Shareholder of Government Obligations Fund suffered a detriment as a result of the over-issuance. If the Reorganization Proposal is not approved, shareholders of Government Obligations Fund currently holding Over-Issued Shares, if any, will continue to hold such shares.

For a summary discussion of material differences between Minnesota corporation law and Massachusetts business trust law, as applicable to the governing documents of the Acquired Funds and Acquiring Funds, please refer to Appendix C. The information provided in Appendix C is not a complete comparison of the Funds’ governing documents or relevant state law. Shareholders should refer directly to the provisions of the governing documents of the FAF Trust and FAF and the applicable state corporation or business trust law, as applicable, for a more thorough comparison. Copies of the governing documents of FAF Trust and FAF are available to Shareholders, without charge and upon request, by calling FAF, toll-free at (800) 677-3863. The Declaration of Trust of the FAF Trust is also attached to this Proxy Statement as Appendix D. Each FAF Board member will serve as a trustee of the FAF Trust.

●	Operating Expenses. Following the Reorganizations, the total annual fund operating expense ratio and management fee for each Acquired Fund are expected to be identical to the total annual fund operating expense ratio and management fee for its corresponding Acquiring Fund. For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

Each Fund has agreed to pay USBAM monthly fees calculated on an annual basis equal to 0.10% of the Fund’s average daily net assets (before any waivers). In addition, the Funds pay administration fees which are calculated daily and paid monthly. Such fees are equal to each Fund’s pro rata share of an amount equal, on an annual basis, to 0.18% of the aggregate average daily Class A share net assets and 0.13% of the aggregate average daily net assets for all other share classes of the Funds up to $8 billion, 0.165% for Class A shares and 0.115% for all other share classes on the next $17 billion of aggregate average daily net assets, 0.15% for Class A shares and 0.10% for all other classes on the next $25 billion of aggregate average daily net assets, and 0.13% for Class A shares and 0.08% for all other classes of the aggregate average daily net assets in excess of $50 billion. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

●	Costs of the Reorganizations. Following the Reorganizations, each Combined Fund will be managed in accordance with the investment objective, policies and strategies of the applicable Acquiring Fund. It is currently anticipated that approximately 100% of each Acquired Fund’s holdings will be transferred to the corresponding Acquiring Fund in connection with its respective Reorganization and that, prior to such Reorganization, USBAM will align or sell none of the Acquired Fund’s holdings in connection with the Reorganization.

The costs and expenses associated with the Reorganizations relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the Proxy Statement/Prospectus and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”), of the tax treatment of this transaction, and the costs associated with the preparation of the tax opinion, and obtaining a consent of independent registered public accounting firm will be borne by USBAM. No sales or other charges will be imposed on Shareholders in connection with the Reorganizations.

Each Acquiring Fund will bear transaction expenses associated with its respective Reorganization, which typically include, but are not limited to, trade commissions, related fees and taxes, and any foreign exchange spread costs, where applicable (the “Transaction Costs”). Such Transaction Costs are estimated to be $0 with respect to each Reorganization (0% of each Acquiring Fund’s net assets). Please see “Additional Information about the Reorganizations” below for more information.

●	Federal Income Tax Consequences. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by any Acquired Fund or Shareholders of any such Acquired Fund as a direct result of its respective Reorganization. Specifically, it is expected that each Acquired Fund will recognize no gain or loss upon the acquisition by the corresponding Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Acquired Fund. In addition, when shares held by Shareholders of an Acquired Fund are exchanged for corresponding Acquiring Fund Shares pursuant to a Reorganization, it is expected that Shareholders of the Acquired Fund will recognize no gain or loss on the exchange, and that Shareholders of the Acquired Fund will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the Shareholder’s tax basis and holding period in the Acquired Fund Shares immediately before the exchange. Please see “Additional Information about the Reorganizations - Federal Income Tax Consequences of the Reorganizations” below for more information.

Comparative Fee and Expense Tables

The following tables show (i) the current fees and expenses of each share class of the Acquired Funds and (ii) the anticipated fees and expenses of each share class of the Acquiring Funds after giving effect to the proposed Reorganizations. The fees and expenses of each Acquiring Fund after its respective Reorganization are expected to be identical to those of the corresponding Acquired Fund.

Annual Fund Operating Expenses – Government Obligations Fund

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Government Obligations Fund (FAF)
Class	A	D	P	T	U	V	X	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	None	None	None	None	None	None	None
Other Expenses	0.40%	0.35%	0.10%	0.30%	0.10%	0.20%	0.10%	0.35%	0.10%
Shareholder Servicing Fee	0.25%	0.25%	None	0.20%	None	0.10%	None	0.25%	None

	Acquired Fund: Government Obligations Fund (FAF)
Class	A	D	P	T	U	V	X	Y	Z
Other Operating Expenses	0.15%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.75%	0.60%	0.20%	0.40%	0.20%	0.30%	0.20%	0.45%	0.20%
Less Fee Waivers[1]	—	—	(0.02)%	—	(0.08)%	—	(0.06)%	—	(0.02)%
Net Expenses[1]	0.75%	0.60%	0.18%	0.40%	0.12%	0.30%	0.14%	0.45%	0.18%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquired Fund expenses through December 31, 2023, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.60% for Class D Shares, 0.18% for Class P Shares, 0.40% for Class T Shares, 0.12% for Class U Shares, 0.30% for Class V Shares, 0.14% for Class X Shares, 0.45% for Class Y Shares and 0.18% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2023, for the Acquired Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Board. USBAM will not be able to recoup any previously waived fees or reimbursed expenses after the Reorganization.

	Acquiring Fund: Government Obligations Fund (FAF Trust)
Class	A	D	P	T	U	V	X	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	None	None	None	None	None	None	None
Other Expenses	0.40%	0.35%	0.10%	0.30%	0.10%	0.20%	0.10%	0.35%	0.10%
Shareholder Servicing Fee	0.25%	0.25%	None	0.20%	None	0.10%	None	0.25%	None
Other Operating Expenses	0.15%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.75%	0.60%	0.20%	0.40%	0.20%	0.30%	0.20%	0.45%	0.20%
Less Fee Waivers[1]	—	—	(0.02)%	—	(0.08)%	—	(0.06)%	—	(0.02)%
Net Expenses[1]	0.75%	0.60%	0.18%	0.40%	0.12%	0.30%	0.14%	0.45%	0.18%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquiring Fund expenses through October 31, 2024, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.60% for Class D Shares, 0.18% for Class P Shares, 0.40% for Class T Shares, 0.12% for Class U Shares, 0.30% for Class V Shares, 0.14% for Class X Shares, 0.45% for Class Y Shares and 0.18% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2024, for the Acquiring Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Trust Board.

Annual Fund Operating Expenses – Institutional Prime Obligations Fund

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Institutional Prime Obligations Fund (FAF)
Class	T	V	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.34%	0.24%	0.39%	0.14%
Shareholder Servicing Fee	0.20%	0.10%	0.25%	None
Other Operating Expenses	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.44%	0.34%	0.49%	0.24%
Less Fee Waivers[1]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Net Expenses[1]	0.40%	0.30%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquired Fund expenses through December 31, 2023, so that total annual fund operating expenses, after waivers, do not exceed 0.40% for Class T Shares, 0.30% for Class V Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2023, for the Acquired Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Board. USBAM will not be able to recoup any previously waived fees or reimbursed expenses after the Reorganization.

	Acquiring Fund: Institutional Prime Obligations Fund (FAF Trust)
Class	T	V	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	None	None	None	None
Other Expenses	0.34%	0.24%	0.39%	0.14%
Shareholder Servicing Fee	0.20%	0.10%	0.25%	None
Other Operating Expenses	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.44%	0.34%	0.49%	0.24%
Less Fee Waivers[1]	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Net Expenses[1]	0.40%	0.30%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquiring Fund expenses through October 31, 2024, so that total annual fund operating expenses, after waivers, do not exceed 0.40% for Class T Shares, 0.30% for Class V Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2024, for the Acquiring Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Trust Board.

Annual Fund Operating Expenses – Retail Prime Obligations Fund

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Retail Prime Obligations Fund (FAF)
Class	A	T	V	X	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	None	None	None	None	None
Other Expenses	0.42%	0.32%	0.22%	0.13%	0.37%	0.13%
Shareholder Servicing Fee	0.25%	0.20%	0.10%	None	0.25%	None
Other Operating Expenses	0.17%	0.12%	0.12%	0.13%	0.12%	0.13%
Total Annual Fund Operating Expenses	0.77%	0.42%	0.32%	0.23%	0.47%	0.23%
Less Fee Waivers[1]	(0.02)%	(0.02)%	(0.02)%	(0.09)%	(0.02)%	(0.03)%
Net Expenses[1]	0.75%	0.40%	0.30%	0.14%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquired Fund expenses through December 31, 2023, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.14% for Class X Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2023, for the Acquired Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Board. USBAM will not be able to recoup any previously waived fees or reimbursed expenses after the Reorganization.

	Acquiring Fund: Retail Prime Obligations Fund (FAF Trust)
Class	A	T	V	X	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	None	None	None	None	None
Other Expenses	0.42%	0.32%	0.22%	0.13%	0.37%	0.13%
Shareholder Servicing Fee	0.25%	0.20%	0.10%	None	0.25%	None
Other Operating Expenses	0.17%	0.12%	0.12%	0.13%	0.12%	0.13%
Total Annual Fund Operating Expenses	0.77%	0.42%	0.32%	0.23%	0.47%	0.23%
Less Fee Waivers[1]	(0.02)%	(0.02)%	(0.02)%	(0.09)%	(0.02)%	(0.03)%
Net Expenses[1]	0.75%	0.40%	0.30%	0.14%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquiring Fund expenses through October 31, 2024, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.14% for Class X Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2024, for the Acquiring Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Trust Board.

Annual Fund Operating Expenses – Retail Tax Free Obligations Fund

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Retail Tax Free Obligations Fund (FAF)
Class	A	T	V	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	None	None	None	None
Other Expenses	0.47%	0.38%	0.28%	0.42%	0.18%
Shareholder Servicing Fee	0.25%	0.20%	0.10%	0.25%	None
Other Operating Expenses	0.22%	0.18%	0.18%	0.17%	0.18%
Total Annual Fund Operating Expenses	0.82%	0.48%	0.38%	0.52%	0.28%
Less Fee Waivers[1]	(0.07)%	(0.08)%	(0.08)%	(0.07)%	(0.08)%
Net Expenses[1]	0.75%	0.40%	0.30%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquired Fund expenses through December 31, 2023, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2023, for the Acquired Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Board. USBAM will not be able to recoup any previously waived fees or reimbursed expenses after the Reorganization.

	Acquiring Fund: Retail Tax Free Obligations Fund (FAF Trust)
Class	A	T	V	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	None	None	None	None
Other Expenses	0.47%	0.38%	0.28%	0.42%	0.18%
Shareholder Servicing Fee	0.25%	0.20%	0.10%	0.25%	None
Other Operating Expenses	0.22%	0.18%	0.18%	0.17%	0.18%

	Acquiring Fund: Retail Tax Free Obligations Fund (FAF Trust)
Class	A	T	V	Y	Z
Total Annual Fund Operating Expenses	0.82%	0.48%	0.38%	0.52%	0.28%
Less Fee Waivers[1]	(0.07)%	(0.08)%	(0.08)%	(0.07)%	(0.08)%
Net Expenses[1]	0.75%	0.40%	0.30%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquiring Fund expenses through October 31, 2024, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2024, for the Acquiring Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Trust Board.

Annual Fund Operating Expenses –Treasury Obligations Fund

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: Treasury Obligations Fund (FAF)
Class	A	D	P	T	V	X	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	None	None	None	None	None	None
Other Expenses	0.40%	0.35%	0.10%	0.30%	0.20%	0.10%	0.35%	0.10%
Shareholder Servicing Fee	0.25%	0.25%	None	0.20%	0.10%	None	0.25%	None
Other Operating Expenses	0.15%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.75%	0.60%	0.20%	0.40%	0.30%	0.20%	0.45%	0.20%
Less Fee Waivers[1]	—	—	(0.02)%	—	—	(0.06)%	—	(0.02)%
Net Expenses[1]	0.75%	0.60%	0.18%	0.40%	0.30%	0.14%	0.45%	0.18%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquired Fund expenses through December 31, 2023, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.60% for Class D Shares, 0.18% for Class P Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.14% for Class X Shares, 0.45% for Class Y Shares and 0.18% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2023, for the Acquired Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Board. USBAM will not be able to recoup any previously waived fees or reimbursed expenses after the Reorganization.

	Acquiring Fund: Treasury Obligations Fund (FAF Trust)
Class	A	D	P	T	V	X	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	None	None	None	None	None	None
Other Expenses	0.40%	0.35%	0.10%	0.30%	0.20%	0.10%	0.35%	0.10%
Shareholder Servicing Fee	0.25%	0.25%	None	0.20%	0.10%	None	0.25%	None
Other Operating Expenses	0.15%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.75%	0.60%	0.20%	0.40%	0.30%	0.20%	0.45%	0.20%
Less Fee Waivers[1]	—	—	(0.02)%	—	—	(0.06)%	—	(0.02)%
Net Expenses[1]	0.75%	0.60%	0.18%	0.40%	0.30%	0.14%	0.45%	0.18%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquiring Fund expenses through October 31, 2024, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.60% for Class D Shares, 0.18% for Class P Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.14% for Class X Shares, 0.45% for Class Y Shares and 0.18% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2024, for the Acquiring Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Trust Board.

Annual Fund Operating Expenses – U.S. Treasury Money Market Fund

(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: U.S. Treasury Money Market Fund (FAF)
Class	A	D	T	V	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	None	None	None	None
Other Expenses	0.41%	0.36%	0.31%	0.21%	0.36%	0.11%
Shareholder Servicing Fee	0.25%	0.25%	0.20%	0.10%	0.25%	None
Other Operating Expenses	0.16%	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.76%	0.61%	0.41%	0.31%	0.46%	0.21%
Less Fee Waivers[1]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Net Expenses[1]	0.75%	0.60%	0.40%	0.30%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquired Fund expenses through December 31, 2023, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.60% for Class D Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after December 31, 2023, for the Acquired Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Board. USBAM will not be able to recoup any previously waived fees or reimbursed expenses after the Reorganization.

	Acquiring Fund: U.S. Treasury Money Market Fund (FAF Trust)
Class	A	D	T	V	Y	Z
Management Fee	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Distribution and/or Service (12b-1) Fees	0.25%	0.15%	None	None	None	None
Other Expenses	0.41%	0.36%	0.31%	0.21%	0.36%	0.11%
Shareholder Servicing Fee	0.25%	0.25%	0.20%	0.10%	0.25%	None
Other Operating Expenses	0.16%	0.11%	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.76%	0.61%	0.41%	0.31%	0.46%	0.21%
Less Fee Waivers[1]	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%	(0.01)%
Net Expenses[1]	0.75%	0.60%	0.40%	0.30%	0.45%	0.20%
[1]	USBAM has contractually agreed to waive fees and reimburse other Acquiring Fund expenses through October 31, 2024, so that total annual fund operating expenses, after waivers, do not exceed 0.75% for Class A Shares, 0.60% for Class D Shares, 0.40% for Class T Shares, 0.30% for Class V Shares, 0.45% for Class Y Shares and 0.20% for Class Z Shares. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2024, for the Acquiring Fund at the discretion of USBAM. Prior to that time, such waivers and reimbursements may not be terminated without the approval of the FAF Trust Board.

Expense Examples

The following examples are intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that:

●	You invest $10,000 in a Fund for the time periods indicated;

●	Your investment has a 5% annual return;

●	The Fund’s operating expenses remain the same (except that the example incorporates the fund’s expense limitation arrangements for only the first year of each period presented); and

●	You hold or redeem your investment at the end of each time period.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Government Obligations Fund

	1 Year	3 Years	5 Years	10 Years
Government Obligations Fund (FAF)
Class A	$77	$240	$417	$930
Class D	$61	$192	$335	$750
Class P	$18	$62	$111	$253
Class T	$41	$128	$224	$505
Class U	$12	$56	$105	$247
Class V	$31	$97	$169	$381
Class X	$14	$58	$107	$249
Class Y	$46	$144	$252	$567
Class Z	$18	$62	$111	$253
Government Obligations Fund (FAF Trust)
Class A	$77	$240	$417	$930
Class D	$61	$192	$335	$750
Class P	$18	$62	$111	$253
Class T	$41	$128	$224	$505
Class U	$12	$56	$105	$247
Class V	$31	$97	$169	$381
Class X	$14	$58	$107	$249
Class Y	$46	$144	$252	$567
Class Z	$18	$62	$111	$253

Institutional Prime Obligations Fund

	1 Year	3 Years	5 Years	10 Years
Institutional Prime Obligations Fund (FAF)
Class T	$41	$137	$242	$551
Class V	$31	$105	$187	$427
Class Y	$46	$153	$270	$612
Class Z	$20	$73	$131	$302
Institutional Prime Obligations Fund (FAF Trust)
Class T	$41	$137	$242	$551
Class V	$31	$105	$187	$427
Class Y	$46	$153	$270	$612
Class Z	$20	$73	$131	$302

Retail Prime Obligations Fund

	1 Year	3 Years	5 Years	10 Years
Retail Prime Obligations Fund (FAF)
Class A	$77	$244	$426	$952
Class T	$41	$133	$233	$528

	1 Year	3 Years	5 Years	10 Years
Class V	$31	$101	$178	$404
Class X	$14	$65	$120	$284
Class Y	$46	$149	$261	$590
Class Z	$20	$71	$126	$290
Retail Prime Obligations Fund (FAF Trust)
Class A	$77	$244	$426	$952
Class T	$41	$133	$233	$528
Class V	$31	$101	$178	$404
Class X	$14	$65	$120	$284
Class Y	$46	$149	$261	$590
Class Z	$20	$71	$126	$290

Retail Tax Free Obligations Fund

	1 Year	3 Years	5 Years	10 Years
Retail Tax Free Obligations Fund (FAF)
Class A	$77	$255	$448	$1,007
Class T	$41	$146	$261	$596
Class V	$31	$114	$205	$473
Class Y	$46	$160	$284	$646
Class Z	$20	$82	$149	$348
Retail Tax Free Obligations Fund (FAF Trust)
Class A	$77	$255	$448	$1,007
Class T	$41	$146	$261	$596
Class V	$31	$114	$205	$473
Class Y	$46	$160	$284	$646
Class Z	$20	$82	$149	$348

Treasury Obligations Fund

	1 Year	3 Years	5 Years	10 Years
Treasury Obligations Fund (FAF)
Class A	$77	$240	$417	$930
Class D	$61	$192	$335	$750
Class P	$18	$62	$111	$253
Class T	$41	$128	$224	$505
Class V	$31	$97	$169	$381
Class X	$14	$58	$107	$249
Class Y	$46	$144	$252	$567
Class Z	$18	$62	$111	$253
Treasury Obligations Fund (FAF Trust)
Class A	$77	$242	$417	$930
Class D	$61	$192	$335	$750
Class P	$18	$62	$111	$253
Class T	$41	$128	$224	$505

	1 Year	3 Years	5 Years	10 Years
Class V	$31	$97	$169	$381
Class X	$14	$58	$107	$249
Class Y	$46	$144	$252	$567
Class Z	$18	$62	$111	$253

U.S. Treasury Money Market Fund

	1 Year	3 Years	5 Years	10 Years
U.S. Treasury Money Market Fund (FAF)
Class A	$77	$242	$421	$941
Class D	$61	$194	$339	$761
Class T	$41	$131	$229	$517
Class V	$31	$99	$172	$392
Class Y	$46	$147	$257	$578
Class Z	$20	$67	$117	$267
U.S. Treasury Money Market Fund (FAF Trust)
Class A	$77	$242	$421	$941
Class D	$61	$194	$339	$761
Class T	$41	$131	$229	$517
Class V	$31	$99	$173	$392
Class Y	$46	$147	$257	$578
Class Z	$20	$67	$117	$267

Comparison of Investment Adviser

The following table compares the investment adviser of the Acquired Funds with that of the Acquiring Funds.

Acquired Funds	Acquiring Funds
Investment Adviser U.S. Bancorp Asset Management, Inc.	Investment Adviser U.S. Bancorp Asset Management, Inc.

Comparison of Investment Objectives and Principal Investment Strategies

Each of the Funds is subject to the investment restrictions of Rule 2a-7 under the 1940 Act, in addition to other policies and restrictions discussed in the Proxy Statement/Prospectus. Pursuant to Rule 2a-7, each Fund is required to invest exclusively in securities that mature within 397 calendar days from the date of purchase and to maintain a weighted average maturity of not more than 60 calendar days and a weighted average life of not more than 120 calendar days. Under Rule 2a-7, securities that are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by each Fund be limited to U.S. dollar-denominated investments that (a) present “minimal credit risk” and (b) are, at the time of acquisition, “Eligible Securities.” Eligible Securities are securities (i) with remaining maturities of 397 calendar days or less that the applicable board of directors/trustees or its delegee determines presents minimal credit risks to a Fund, which determination must include an analysis of the capacity of a security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations. USBAM, pursuant to delegation by the FAF Board or FAF Trust Board, as applicable, is responsible for determining that the Funds’ investments present only “minimal credit risk” and are Eligible Securities. Such determinations are subject to the oversight of, and are made pursuant to written guidelines and procedures established by, the FAF Board or FAF Trust Board, as applicable.

Rule 2a-7 provides, among other things, that each Fund may not invest, other than in U.S. “Government Securities” (as defined in the 1940 Act), more than 5% of its total assets in securities issued by the issuer of the security. Each Fund must comply with weekly liquidity standards that require a Fund to hold at least 30% of its total assets in cash, direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, or securities convertible into cash within five business days. Each Fund, other than Retail Tax Free Obligations Fund and its corresponding Acquiring Fund, must also comply with daily liquidity standards that require a Fund to hold at least 10% of its total assets in cash, direct obligations of the U.S. Government, or securities convertible into cash within one business day. Each Fund is limited to investing no more than 5% of its total assets in illiquid securities.

As required by current SEC regulations, under normal market conditions:

●	Government Obligations Fund and its corresponding Acquiring Fund each invest exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities;

●	Treasury Obligations Fund and its corresponding Acquiring Fund each invest exclusively in short-term U.S. Treasury obligations, including repurchase agreements secured by U.S. Treasury obligations;

●	U.S. Treasury Money Market Fund and its corresponding Acquiring Fund each invest exclusively in direct obligations of the U.S. Treasury; and

●	Retail Tax Free Obligations Fund and its corresponding Acquiring Fund each invest at least 80% of their total assets in high-quality, short-term municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

Government Obligations Fund, Treasury Obligations Fund, U.S. Treasury Money Market Fund, and their corresponding Acquiring Funds will each provide Shareholders with at least 60 days advance notice before changing these policies. Retail Tax Free Obligations Fund and its corresponding Acquiring Fund each also have a fundamental investment policy to invest at least 80% of its total assets in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, which may not be changed without approval of a majority of the outstanding shares of such Funds, as defined in the 1940 Act.

Institutional Prime Obligations Fund, Retail Prime Obligations Fund, and their corresponding Acquiring Funds pursue their respective investment objectives by investing in high-quality short-term debt obligations, including: commercial paper; U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers’ acceptances); non-convertible corporate debt securities; securities issued by the U.S. government or one of its agencies or instrumentalities; municipal securities, including variable rate demand notes, commercial paper, and municipal notes and other short-term municipal obligations; loan participation interests; and repurchase agreements. Such Funds concentrate their investments in the banking industry; therefore, under normal market conditions, they will invest more than 25% of their total assets in securities issued by companies in the banking industry.

You could lose money by investing in the Funds. Although Government Obligations Fund, Treasury Obligations Fund, U.S. Treasury Money Market Fund, Retail Prime Obligations Fund and Retail Tax Free Obligations Fund seek to preserve the value of your investment at $1.00 per share, such Funds cannot guarantee they will do so. Because the share price of Institutional Prime Obligations Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. Institutional Prime Obligations Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if its liquidity falls below required minimums because of market conditions or other factors. Retail Prime Obligations Fund and Retail Tax Free Obligations Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if such Funds’ liquidity falls below required minimums because of market conditions or other factors. Investments in the Funds are not deposits of U.S. Bank National Association and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

The following tables compare the investment objectives and principal investment strategies of the Acquired Funds with those of the Acquiring Funds. The investment objective and policies of each Acquiring Fund are identical to those of each corresponding Acquired Fund. For more detailed information about each Fund’s investment strategies and risks, see below and Appendix B.

Comparison of Investment Objectives
Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)	Investment Objective(s) of Acquired Fund and Corresponding Acquiring Fund
Government Obligations Fund	Government Obligations Fund	To seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity.
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund	To seek maximum current income exempt from federal income taxes consistent with the preservation of capital and maintenance of liquidity.
Treasury Obligations Fund	Treasury Obligations Fund	To seek maximum current income consistent with the preservation of capital and maintenance of liquidity.
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Comparison of Principal Investment Strategies
Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)	Principal Investment Strategies of Acquired Fund and Corresponding Acquiring Fund
Government Obligations Fund	Government Obligations Fund	Government Obligations Fund invests exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities. U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality.
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund

Institutional Prime Obligations Fund invests in high-quality short-term debt obligations, including:

●—commercial paper;

●—U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers’ acceptances);

Comparison of Principal Investment Strategies
Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)	Principal Investment Strategies of Acquired Fund and Corresponding Acquiring Fund

●—non-convertible corporate debt securities;

●—securities issued by the U.S. government or one of its agencies or instrumentalities;

●—municipal securities, including variable rate demand notes, commercial paper, and municipal notes and other short-term municipal obligations;

●—loan participation interests; and

●—repurchase agreements.

The fund concentrates its investments in the banking industry. Therefore, under normal market conditions, the fund will invest more than 25% of its total assets in securities issued by companies in the banking industry. The fund may, however, invest 25% or less of its total assets in this industry as a temporary defensive measure.

The adviser will only purchase (and hold) securities that it determines present minimal credit risk. If a security is no longer determined to present minimal credit risk, the adviser will make every attempt to sell the security, unless it has determined that it would not be in the best interest of the fund to dispose of the security at that time and, where necessary, has obtained the approval of the fund’s board of directors to continue to hold the security.

Retail Prime Obligations Fund	Retail Prime Obligations Fund

Retail Prime Obligations Fund invests in high-quality short-term debt obligations, including:

●—commercial paper;

●—U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers’ acceptances);

●—non-convertible corporate debt securities;

●—securities issued by the U.S. government or one of its agencies or instrumentalities;

●—municipal securities, including variable rate demand notes, commercial paper, and municipal notes and other short-term municipal obligations;

●—loan participation interests; and

●—repurchase agreements.

The fund concentrates its investments in the banking industry. Therefore, under normal market conditions, the fund will invest more than 25% of its total assets in securities issued by companies in the banking industry. The fund may, however, invest 25% or less of its total assets in this industry as a temporary

Comparison of Principal Investment Strategies
Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)	Principal Investment Strategies of Acquired Fund and Corresponding Acquiring Fund

defensive measure.

The adviser will only purchase (and hold) securities that it determines present minimal credit risk. If a security is no longer determined to present minimal credit risk, the adviser will make every attempt to sell the security, unless it has determined that it would not be in the best interest of the fund to dispose of the security at that time and, where necessary, has obtained the approval of the fund’s board of directors to continue to hold the security.

Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund

Under normal market conditions, Retail Tax Free Obligations Fund invests at least 80% of its total assets in high-quality, short-term municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The municipal securities in which the fund invests include variable rate demand notes (VRDNs) and tender option bonds (TOBs), which are floating rate instruments that provide the fund with the option to put or tender the VRDN or TOB back to the issuer at par. VRDNs and TOBs typically have some form of external credit or liquidity support. The fund also may invest in other municipal securities, including commercial paper, municipal notes and other short-term municipal obligations.

Municipal securities are issued by state and local governments, and certain U.S. territorial possessions, to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. There are two principal classifications of municipal securities:

●—general obligation bonds, which are backed by the full faith, credit, and taxing power of the issuer; and

●—revenue bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

Under normal market conditions, up to 20% of the fund’s total assets may be invested in taxable money market securities and municipal securities subject to the alternative minimum tax, although the fund does not currently intend to invest in municipal securities subject to the alternative minimum tax.

Because the fund refers to tax-free investments in its

Comparison of Principal Investment Strategies
Acquired Fund (FAF)	Corresponding Acquiring Fund (FAF Trust)	Principal Investment Strategies of Acquired Fund and Corresponding Acquiring Fund
name, it has a fundamental investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, including the federal alternative minimum tax. This policy may not be changed without Shareholder approval.
Treasury Obligations Fund	Treasury Obligations Fund	Under normal market conditions, Treasury Obligations Fund invests exclusively in short-term U.S. Treasury obligations, including repurchase agreements secured by U.S. Treasury obligations. The U.S. Treasury obligations in which the fund invests include U.S. Treasury bonds, notes, and bills. These types of Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government.
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund invests exclusively in direct obligations of the U.S. Treasury. The U.S. Treasury obligations in which the fund invests include U.S. Treasury bonds, notes, and bills. These types of Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government.

Comparison of Principal Risk Factors

The principal risks of each Acquired Fund is identical to those of its corresponding Acquiring Fund. An investment in a Fund is not guaranteed. As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund. The following table compares the principal risks of an investment in each Fund. For additional information about each principal risk and other applicable risks, see Appendix B.

Risks	Government Obligations Fund		Institutional Prime Obligations Fund		Retail Prime Obligations Fund		Retail Tax Free Obligations Fund		Treasury Obligations Fund		U.S. Treasury Money Market Fund
	FAF	FAF Trust	FAF	FAF Trust	FAF	FAF Trust	FAF	FAF Trust	FAF	FAF Trust	FAF	FAF Trust
Banking Industry Risk			X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Cybersecurity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Security Risk			X	X	X	X
Income Risk	X	X	X	X	X	X	X	X	X	X	X	X
Interest Rate Risk	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk	X	X	X	X	X	X	X	X	X	X	X	X
Municipal Security Risk			X	X	X	X	X	X
Redemption Risk	X	X	X	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X	X	X	X
Repurchase Agreement Risk	X	X	X	X	X	X			X	X
Tax Risk							X	X
Tender Option Bond (TOB) Risk							X	X
Variable Rate Demand Note (VRDN) Risk			X	X	X	X	X	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without Shareholder approval. The following table compares the fundamental policies of the Acquired Funds with those of the Acquiring Funds.

All Acquired Funds	All Acquiring Funds
1. The Fund will not concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and its political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.*

1(a) None of Government Obligations Fund, Treasury Obligations Fund, U.S. Treasury Money Market Fund, and Retail Tax Free Obligations Fund will purchase the securities of any issuer, if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry, except that the fund may invest without limitation in U.S. government securities and domestic bank deposit instruments. For purposes of this limitation, the U.S. Government and its political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

1(b) Each of Institutional Prime Obligations Fund and Retail Prime Obligations Fund will concentrate

All Acquired Funds	All Acquiring Funds
its investments in the banking industry. For purposes of this limitation, the U.S. Government and its political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.**
2. The Fund will not borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.***	Same as Acquired Funds
3. The Fund will not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	Same as Acquired Funds
4. The Fund will not invest for the primary purpose of control or management.	Same as Acquired Funds
5. The Fund will not purchase physical commodities or contracts relating to physical commodities.	Same as Acquired Funds
6. The Fund will not purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.	Same as Acquired Funds
7. The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.	Same as Acquired Funds

All Acquired Funds	All Acquiring Funds
8. The Fund will not make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.****	Same as Acquired Funds

* For purposes of applying this limitation, according to the current interpretation by the SEC, an Acquired Fund would be concentrated in an industry if 25% or more of its total assets, based on market value at the time of purchase, were invested in that industry. The Acquired Funds’ concentration policy permits investment, without limit, in obligations of domestic commercial banks issued by (i) U.S. banks and (ii) U.S. branches of foreign banks (in circumstances in which the U.S. branches of foreign banks are subject to the same regulation as U.S. banks). For purposes of applying this limitation, obligations of domestic commercial banks include fixed and variable rate certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations issued by such domestic commercial banks (not including commercial paper issued by such banks). To the extent that such investments are consistent with an Acquired Fund’s investment objective and policies, the Acquired Fund may concentrate in such instruments when, in the opinion of USBAM, the yield, marketability and availability of investments meeting the Acquired Fund’s quality standards in the banking industry justify any additional risks associated with the concentration of the Acquired Fund’s assets in such industry. Institutional Prime Obligations Fund and Retail Prime Obligations Fund each have a fundamental investment policy to concentrate their investments in the banking industry. Therefore, under normal market conditions, Institutional Prime Obligations Fund and Retail Prime Obligations Fund will invest more than 25% of its total assets in securities issued by companies in the banking industry. Institutional Prime Obligations Fund and Retail Prime Obligations Fund may, however, invest 25% or less of its total assets in this industry as a temporary defensive measure. This fundamental investment policy may not be changed with respect to either Institutional Prime Obligations Fund or Retail Prime Obligations Fund without approval of a majority of the outstanding shares of each such Fund as defined in the 1940 Act. Because Government Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund invest solely in U.S. government securities, U.S. Treasury obligations, or repurchase agreements secured by such securities, these funds will not invest in any industry. Because Retail Tax Free Obligations Fund invests at least 80% of its total assets in municipal securities, the fund will not have its investments concentrated in any industry. Retail Tax Free Obligations Fund’s policy to invest at least 80% of its total assets in municipal securities is a fundamental investment policy and may not be changed without approval of a majority of the outstanding shares of the Fund as defined in the 1940 Act. For purposes of applying the Acquired Funds’ concentration policy, with respect to any investment in another money market fund, the applicable Acquired Fund looks through to the holdings of such underlying money market fund.

** With regard to the policy in 1(a) above, municipal securities backed principally from the assets and revenues of non-governmental issuers are considered to be an industry. For purposes of applying the limitation set forth in number 1(b) above, according to the current interpretation by the SEC, an Acquiring Fund would be concentrated in an industry if 25% or more of its total assets, based on market value at the time of purchase, were invested in that industry. Each of Institutional Prime Obligations Fund and Retail Prime Obligations Fund has a fundamental policy pursuant to which it will concentrate more than 25% of its total assets in securities issued by companies in the banking industry; therefore, under normal market conditions, each such Acquiring Fund will invest more than 25% of its total assets in securities issued by companies in the banking industry. Each of Institutional Prime Obligations Fund and Retail Prime Obligations Fund may, however, invest 25% or less of its total assets in the banking industry as a temporary defensive measure. Each Fund may invest without limit in obligations of domestic bank deposit instruments. For the purposes of the foregoing, domestic bank deposit instruments include fixed and variable rate certificates of deposit, time deposits, bankers’ acceptances, and other short-term deposit obligations issued or backed by such domestic commercial banks (not including commercial paper issued by such banks). To the extent that such investments are consistent with an Acquiring Fund’s investment objective and policies and compliant with the limitations set forth by Rule 2a-7, the Acquiring Fund may invest more than 25% of its total assets in such instruments. With respect to Institutional Prime Obligations Fund and Retail Obligations Fund, the fundamental investment policy to concentrate its investments in the banking industry may not be changed with respect to either Acquiring Fund without approval of a majority of the outstanding shares of such Acquiring Fund, as defined in the 1940 Act. Each of Government Obligations Fund, Treasury Obligations Fund, and U.S. Treasury Money Market Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act. Accordingly, each such fund invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully. Thus, these funds will not invest in any industry. Because Retail Tax Free Obligations Fund invests its assets in municipal securities, such that at least 80% of its distributable income will be exempt from federal regular income tax (including alternative minimum tax), such Acquiring Fund will not have its investments concentrated in any industry. For purposes of an Acquiring Fund’s concentration limitation discussed above, as applicable, with respect to any investment in another money market fund, the Acquiring Fund looks through to the holdings of such underlying money market fund.

*** For purposes of applying this limitation, under the 1940 Act as currently in effect, the Acquired Funds are not permitted to issue senior securities, except that an Acquired Fund may borrow from any bank if immediately after such borrowing the value of such Acquired Fund’s total assets is at least 300% of the principal amount of all of the Acquired Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Acquired Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Acquired Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. Each Acquired Fund is further limited in the amount of its borrowings by the non-fundamental investment restriction that no Acquired Fund may borrow money in an amount exceeding 10% of an Acquired Fund’s total assets. The Acquired Funds will not borrow money for leverage purposes. For the purpose of this investment restriction, the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. An Acquired Fund will not make additional investments while its borrowings exceed 5% of total assets.

**** For purposes of applying this limitation, there are no limitations with respect to unsecured loans made by an Acquired Fund to an unaffiliated party. However, when an Acquired Fund loans its portfolio securities, the obligation on the part of the Acquired Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid a violation of Section 18(f), an Acquired Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan. The Acquired Funds currently do not intend to make loans, unsecured or otherwise, except to the extent that investments in debt securities in accordance with Rule 2a-7 of the 1940 Act would be deemed to be loans.

Performance Information

The performance information shown below provides some indication of the risks of investing in the Acquired Funds by showing changes in their respective performance from year to year. An Acquired Fund’s past performance is not necessarily an indication of how the corresponding Combined Fund will perform in the future.

Following each Reorganization, the Acquired Fund will be the accounting and performance survivor of the corresponding Acquiring Fund.

The FAF Trust was established on October 14, 2021 and the Acquiring Funds will not commence operations until the closing of the Reorganizations. Accordingly, the Acquiring Funds do not have any performance history as of the date of this Proxy Statement/Prospectus. For more information regarding the performance history of the Acquired Funds, please see “Incorporation by Reference” above.

Government Obligations Fund (Acquired Fund)

Annual Total Returns for Class A as of 12/31 each year1

Best Quarter (ended December 31, 2022): 0.72%; Worst Quarter (ended March 31, 2022): 0.00%*

*Most recent quarter with this return during the period of the chart.

1 Total return for the period 1/1/2023 through 6/30/2023 was 1.99%.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 year	5 year	10 year	Since Inception
Government Obligations (Class A)	09/24/01	1.09%	0.78%	0.41%	0.94%
Government Obligations (Class D)	01/21/95	1.18%	0.86%	0.47%	1.97%
Government Obligations (Class P)	12/18/17	1.513%	1.15	N/A	1.15%
Government Obligations (Class T)	09/18/20	1.31%	N/A	N/A	0.58%
Government Obligations (Class U)	02/26/18	1.53%	N/A	N/A	1.17%
Government Obligations (Class V)	03/31/06	1.38%	1.04%	0.60%	0.99%
Government Obligations (Class X)	04/05/16	1.52%	1.16%	N/A	1.01%
Government Obligations (Class Y)	03/01/90	1.28%	0.95%	0.53%	2.44%
Government Obligations (Class Z)	12/01/03	1.48%	1.13%	0.66%	1.23%

Institutional Prime Obligations Fund (Acquired Fund)

Annual Total Returns for Class T as of 12/31 each year1

Best Quarter (ended December 31, 2022): 0.88%; Worst Quarter (ended March 31, 2022): -0.01%*

*Most recent quarter with this return during the period of the chart.

1 Total return for the period 1/1/2023 through 6/30/2023 was 2.27%.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 year	5 year	10 year	Since Inception
Institutional Prime Obligations (Class T)	09/24/01	1.47%	1.10%	0.64%	1.22%

Institutional Prime Obligations (Class V)	03/31/06	1.56%	1.17%	0.69%	1.12%
Institutional Prime Obligations (Class Y)	03/01/90	1.44%	1.07%	0.62%	2.55%
Institutional Prime Obligations (Class Z)	08/01/03	1.64%	1.28%	0.77%	1.34%

Retail Prime Obligations Fund (Acquired Fund)

Annual Total Returns for Class A as of 12/31 each year1

Best Quarter (ended December 31, 2022): 0.78%; Worst Quarter (ended March 31, 2022): 0.00%*

*Most recent quarter with this return during the period of the chart.

1 Total return for the period 1/1/2023 through 6/30/2023 was 2.10%.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 year	5 year	10 year	Since Inception
Retail Prime Obligations (Class A)	07/18/16	1.23%	0.95%	N/A	0.81%
Retail Prime Obligations (Class T)	07/18/16	1.47%	1.11%	N/A	1.01%
Retail Prime Obligations (Class V)	07/18/16	1.55%	1.18%	N/A	1.09%
Retail Prime Obligations (Class X)	09/18/16	1.68%	1.30%	N/A	1.23%
Retail Prime Obligations (Class Y)	07/18/16	1.43%	1.08%	N/A	0.97%
Retail Prime Obligations (Class Z)	07/18/16	1.63%	1.25%	N/A	1.16%

Retail Tax Free Obligations Fund (Acquired Fund)

Annual Total Returns for Class A as of 12/31 each year1

Best Quarter (ended December 31, 2022): 0.44%; Worst Quarter (ended March 31, 2022): 0.00%*

*Most recent quarter with this return during the period of the chart.

1 Total return for the period 1/1/2023 through 6/30/2023 was 2.10%.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 year	5 year	10 year	Since Inception
Retail Tax Free Obligations (Class A)	09/24/01	0.59%	0.45%	0.24%	0.61%
Retail Tax Free Obligations (Class T)	09/18/20	0.82%	N/A	N/A	0.36%
Retail Tax Free Obligations (Class V)	03/31/06	1.55%	1.18%	1.09%	0.71%
Retail Tax Free Obligations (Class Y)	01/09/95	1.43%	1.08%	0.97%	1.35%
Retail Tax Free Obligations (Class Z)	12/01/03	1.63%	1.25%	1.16%	0.89%

Treasury Obligations Fund (Acquired Fund)

Annual Total Returns for Class A as of 12/31 each year1

Best Quarter (ended December 31, 2022): 0.74%; Worst Quarter (ended March 31, 2022): 0.00%*

*Most recent quarter with this return during the period of the chart.

1 Total return for the period 1/1/2023 through 6/30/2023 was 2.02%.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 year	5 year	10 year	Since Inception
Treasury Obligations (Class A)	09/24/01	1.13%	0.79%	0.30%	0.88%
Treasury Obligations (Class D)	10/04/93	1.23%	0.87%	0.35%	1.97%
Treasury Obligations (Class P)	12/18/17	1.57%	1.16	N/A	1.16%
Treasury Obligations (Class T)	09/18/20	1.37%	N/A	N/A	0.60%
Treasury Obligations (Class V)	03/31/06	1.44%	1.05%	0.60%	0.95%
Treasury Obligations (Class X)	04/05/16	1.57%	1.16%	N/A	1.01%
Treasury Obligations (Class Y)	01/24/95	1.33%	0.96%	0.53%	2.00%
Treasury Obligations (Class Z)	12/01/03	1.54%	1.13%	0.66%	1.16%

U.S. Treasury Money Market Fund (Acquired Fund)

Annual Total Returns for Class A as of 12/31 each year1

Best Quarter (ended December 31, 2022): 0.71%; Worst Quarter (ended March 31, 2022): 0.00%*

*Most recent quarter with this return during the period of the chart.

1 Total return for the period 1/1/2023 through 6/30/2023 was 1.93%.

Average Annual Total Returns as of December 31, 2022
	Inception Date	1 year	5 year	10 year	Since Inception
U.S. Treasury Money Market Fund (Class A)	10/25/04	1.02%	0.75%	0.39%	0.84%
U.S. Treasury Money Market Fund (Class D)	10/25/04	1.11%	0.83%	0.44%	0.90%
U.S. Treasury Money Market Fund (Class T)	09/18/20	1.25%	N/A	N/A	0.55%
U.S. Treasury Money Market Fund (Class V)	03/31/06	1.33%	1.01%	0.57%	0.89%
U.S. Treasury Money Market Fund (Class Y)	10/25/04	1.22%	0.92%	0.50%	0.97%
U.S. Treasury Money Market Fund (Class Z)	10/25/04	1.41%	1.08%	0.62%	1.10%

Capitalization

The following table shows the capitalization of each Fund as of December 31, 2022, and of the Combined Funds on a pro forma basis as of December 31, 2022, after giving effect to the proposed Reorganizations. If the Reorganizations had taken place on December 31, 2022, Shareholders of the Acquired Funds would have received the number of shares of each respective share class of the corresponding Combined Fund set forth in the “Shares Outstanding” column below. The actual net assets of the Funds on the Closing Date will differ due to fluctuations in NAV, subsequent purchases, and redemptions of shares. No assurance can be given as to how many shares of each Acquiring Fund will be received by Shareholders of the corresponding Acquired Funds on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the applicable Acquiring Funds that will actually be received.

Government Obligations Fund (Acquired Fund) / Government Obligations Fund (Acquiring Fund)

	Net Assets	NAV Per Share	Shares Outstanding
Government Obligations Fund (Acquired Fund)
Class A Shares	$259,947,968	$1.00	259,946,675
Class D Shares	$4,235,892,490	$1.00	4,235,873,265
Class P Shares	$1,044,833,078	$1.00	1,044,831,766
Class T Shares	$1,462,469,030	$1.00	1,462,473,008
Class U Shares	$2,241,198,191	$1.00	2,241,179,220
Class V Shares	$2,454,092,009	$1.00	2,454,078,065
Class X Shares	$18,487,839,689	$1.00	18,487,808,042
Class Y Shares	$9,924,409,581	$1.00	9,924,333,369
Class Z Shares	$28,527,063,745	$1.00	28,526,948,393
Government Obligations Fund (Acquiring Fund)
Class A Shares	$0.00	$0.00	0
Class D Shares	$0.00	$0.00	0

Class P Shares	$0.00	$0.00	0
Class T Shares	$0.00	$0.00	0
Class U Shares	$0.00	$0.00	0
Class V Shares	$0.00	$0.00	0
Class X Shares	$0.00	$0.00	0
Class Y Shares	$0.00	$0.00	0
Class Z Shares	$0.00	$0.00	0
Pro forma Government Obligations Fund (Combined Fund) (assuming the Reorganization is approved)
Class A Shares	$259,947,968	$1.00	259,946,675
Class D Shares	$4,235,892,490	$1.00	4,235,873,265
Class P Shares	$1,044,833,078	$1.00	1,044,831,766
Class T Shares	$1,462,469,030	$1.00	1,462,473,008
Class U Shares	$2,241,198,191	$1.00	2,241,179,220
Class V Shares	$2,454,092,009	$1.00	2,454,078,065
Class X Shares	$18,487,839,689	$1.00	18,487,808,042
Class Y Shares	$9,924,409,581	$1.00	9,924,333,369
Class Z Shares	$28,527,063,745	$1.00	28,526,948,393

Institutional Prime Obligations Fund (Acquired Fund) / Institutional Prime Obligations Fund (Acquiring Fund)

	Net Assets	NAV Per Share	Shares Outstanding
Institutional Prime Obligations Fund (Acquired Fund)
Class T Shares	$60,194,872	$1.0000	60,194,716
Class V Shares	$56,744,515	$1.0000	56,742,026
Class Y Shares	$224,876,422	$1.0000	224,868,064
Class Z Shares	$956,582,601	$1.0000	956,627,199
Institutional Prime Obligations Fund (Acquiring Fund)
Class T Shares	$0.00	$0.00	0
Class V Shares	$0.00	$0.00	0

Class Y Shares	$0.00	$0.00	0
Class Z Shares	$0.00	$0.00	0
Pro forma Institutional Prime Obligations Fund (Combined Fund) (assuming the Reorganization is approved)
Class T Shares	$60,194,872	$1.0000	60,194,716
Class V Shares	$56,744,515	$1.0000	56,742,026
Class Y Shares	$224,876,422	$1.0000	224,868,064
Class Z Shares	$956,582,601	$1.0000	956,627,199

Retail Prime Obligations Fund (Acquired Fund) / Retail Prime Obligations Fund (Acquiring Fund)

	Net Assets	NAV Per Share	Shares Outstanding
Retail Prime Obligations Fund (Acquired Fund)
Class A Shares	$373,148,433	$1.00	373,147,883
Class T Shares	$1,802,556,153	$1.00	1,802,557,959
Class V Shares	$21,934,293	$1.00	21,934,257
Class X Shares	$8,348,446	$1.00	8,348,417
Class Y Shares	$11,872,951	$1.00	11,871,697
Class Z Shares	$536,132,553	$1.00	536,132,135
Retail Prime Obligations Fund (Acquiring Fund)
Class A Shares	$0.00	$0.00	0
Class T Shares	$0.00	$0.00	0
Class V Shares	$0.00	$0.00	0
Class X Shares	$0.00	$0.00	0
Class Y Shares	$0.00	$0.00	0
Class Z Shares	$0.00	$0.00	0
Pro forma Retail Prime Obligations Fund (Combined Fund) (assuming the Reorganization is approved)
Class A Shares	$373,148,433	$1.00	373,147,883
Class T Shares	$1,802,556,153	$1.00	1,802,557,959
Class V Shares	$21,934,293	$1.00	21,934,257

Class X Shares	$8,348,446	$1.00	8,348,417
Class Y Shares	$11,872,951	$1.00	11,871,697
Class Z Shares	$536,132,553	$1.00	536,132,135

Retail Tax Free Obligations Fund (Acquired Fund) / Retail Tax Free Obligations Fund (Acquiring Fund)

	Net Assets	NAV Per Share	Shares Outstanding
Retail Tax Free Obligations Fund (Acquired Fund)
Class A Shares	$26,814,066	$1.00	26,813,085
Class T Shares	$324,620,835	$1.00	324,625,215
Class V Shares	$743,481	$1.00	743,529
Class Y Shares	$10,224,460	$1.00	10,217,447
Class Z Shares	$39,954,245	$1.00	39,952,182
Retail Tax Free Obligations Fund (Acquiring Fund)
Class A Shares	$0.00	$0.00	0
Class T Shares	$0.00	$0.00	0
Class V Shares	$0.00	$0.00	0
Class Y Shares	$0.00	$0.00	0
Class Z Shares	$0.00	$0.00	0
Pro forma Retail Tax Free Obligations Fund (Combined Fund) (assuming the Reorganization is approved)
Class A Shares	$26,814,066	$1.00	26,813,085
Class T Shares	$324,620,835	$1.00	324,625,215
Class V Shares	$743,481	$1.00	743,529
Class Y Shares	$10,224,460	$1.00	10,217,447
Class Z Shares	$39,954,245	$1.00	39,952,182

Treasury Obligations Fund (Acquired Fund) / Treasury Obligations Fund (Acquiring Fund)

	Net Assets	NAV Per Share	Shares Outstanding
Treasury Obligations Fund (Acquired Fund)
Class A Shares	$281,440,659	$1.00	281,445,075

Class D Shares	$1,714,781,525	$1.00	1,714,800,317
Class P Shares	$3,427,292,626	$1.00	3,427,291,874
Class T Shares	$530,232,967	$1.00	530,232,629
Class V Shares	$965,876,581	$1.00	964,882,245
Class X Shares	$12,426,232,201	$1.00	12,426,237,126
Class Y Shares	$3,178,637,936	$1.00	3,178,671,384
Class Z Shares	$15,056,137,774	$1.00	15,056,196,176
Treasury Obligations Fund (Acquiring Fund)
Class A Shares	$0.00	$0.00	0
Class D Shares	$0.00	$0.00	0
Class P Shares	$0.00	$0.00	0
Class T Shares	$0.00	$0.00	0
Class V Shares	$0.00	$0.00	0
Class X Shares	$0.00	$0.00	0
Class Y Shares	$0.00	$0.00	0
Class Z Shares	$0.00	$0.00	0
Pro forma Treasury Obligations Fund (Combined Fund) (assuming the Reorganization is approved)
Class A Shares	$281,440,659	$1.00	281,445,075
Class D Shares	$1,714,781,525	$1.00	1,714,800,317
Class P Shares	$3,427,292,626	$1.00	3,427,291,874
Class T Shares	$530,232,967	$1.00	530,232,629
Class V Shares	$965,876,581	$1.00	964,882,245
Class X Shares	$12,426,232,201	$1.00	12,426,237,126
Class Y Shares	$3,178,637,936	$1.00	3,178,671,384
Class Z Shares	$15,056,137,774	$1.00	15,056,196,176

U.S. Treasury Money Market Fund (Acquired Fund) / U.S. Treasury Money Market Fund (Acquiring Fund)

	Net Assets	NAV Per Share	Shares Outstanding
U.S Treasury Money Market Fund (Acquired Fund)
Class A Shares	$33,315,460	$1.00	33,306,826
Class D Shares	$73,501,398	$1.00	73,500,641
Class T Shares	$90,521,220	$1.00	90,530,015
Class V Shares	$190,217,340	$1.00	190,211,661
Class Y Shares	$572,340,109	$1.00	572,277,923
Class Z Shares	$2,702,400,521	$1.00	2,702,458,910
U.S. Treasury Money Market Fund (Acquiring Fund)
Class A Shares	$0.00	$0.00	0
Class D Shares	$0.00	$0.00	0
Class T Shares	$0.00	$0.00	0
Class V Shares	$0.00	$0.00	0
Class Y Shares	$0.00	$0.00	0
Class Z Shares	$0.00	$0.00	0
Pro forma U.S. Treasury Money Market Fund (Combined Fund) (assuming the Reorganization is approved)
Class A Shares	$33,315,460	$1.00	33,306,826
Class D Shares	$73,501,398	$1.00	73,500,641
Class T Shares	$90,521,220	$1.00	90,530,015
Class V Shares	$190,217,340	$1.00	190,211,661
Class Y Shares	$572,340,109	$1.00	572,277,923
Class Z Shares	$2,702,400,521	$1.00	2,702,458,910

After careful consideration, the FAF Board unanimously approved the Plan of Reorganization with respect to the Acquired Funds. Accordingly, the FAF Board has submitted the Plan of Reorganization for approval by Shareholders of the Acquired Funds. The FAF Board recommends that you vote “FOR” this Proposal.

* * * * *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If Shareholders of the Acquired Funds approve the Plan of Reorganization, then the assets of each Acquired Fund share class will be acquired by, and in exchange for, equivalent share classes of a corresponding Acquiring Fund, and the liabilities of the Acquired Fund will be assumed by such corresponding Acquiring Fund. Each Acquired Fund will then be terminated by FAF, and shares of the Acquiring Funds will be distributed to the Shareholders of the Acquired Funds in the redemption of the Acquired Fund Shares. Immediately after the completion of each Reorganization, the value of a Shareholder’s investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund Shares formerly held immediately before completion of the Reorganization).

The Reorganizations are expected to be effective as of the close of business on August 31, 2023 or on such later date as may be deemed necessary in the judgment of the FAF Board and FAF Trust Board in accordance with the Plan of Reorganization (the “Closing Date”). As a result of each Reorganization, a Shareholder invested in shares of the applicable Acquired Fund would become an owner of corresponding share class(es) of the corresponding Acquiring Fund. Such Shareholder would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares that were held by the Shareholder as of the Closing Date. Following each Reorganization, the Acquired Fund will be the accounting and performance survivor.

Description of the Securities to Be Issued

The table below details the class(es) of shares of the Acquiring Funds that Shareholders of Acquired Funds will receive in accordance with the procedures provided for in the Plan of Reorganization if the Reorganizations are approved. Each such share will be fully paid and non-assessable by FAF Trust when issued and will have no preemptive or conversion rights. There are no material differences between the rights of Shareholders of the Acquired Funds and the rights of Shareholders of the Acquiring Funds.

Acquired Funds (FAF)	Share Classes	Corresponding Acquiring Funds (FAF Trust)	Corresponding Share Classes Received in Exchange for Acquired Fund Shares
Government Obligations	Class A shares Class D shares Class P shares Class T shares Class U shares Class V shares Class X shares Class Y shares Class Z shares	Government Obligations	Class A shares Class D shares Class P shares Class T shares Class U shares Class V shares Class X shares Class Y shares Class Z shares
Institutional Prime Obligations Fund	Class T shares Class V shares Class Y shares Class Z shares	Institutional Prime Obligations Fund	Class T shares Class V shares Class Y shares Class Z shares
Retail Prime Obligations Fund	Class A shares Class T shares Class V shares Class X shares Class Y shares Class Z shares	Retail Prime Obligations Fund	Class A shares Class T shares Class V shares Class X shares Class Y shares Class Z shares
Retail Tax Free Obligations Fund	Class A shares Class T shares Class V shares Class Y shares Class Z shares	Retail Tax Free Obligations Fund	Class A shares Class T shares Class V shares Class Y shares Class Z shares
Treasury Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class V shares Class X shares Class Y shares	Treasury Obligations Fund	Class A shares Class D shares Class P shares Class T shares Class V shares Class X shares Class Y shares

	Class Z shares		Class Z shares
U.S. Treasury Money Market Fund	Class A shares Class D shares Class T shares Class V shares Class Y shares Class Z shares	U.S. Treasury Money Market Fund	Class A shares Class D shares Class T shares Class V shares Class Y shares Class Z shares

FAF Trust may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Funds and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in FAF Trust. Each share of the Acquiring Funds represents an equal proportionate interest in that Fund with each other share. FAF Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of each Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund, subject to the varying expense ratios of each Acquiring Fund share class. Upon liquidation of each Acquiring Fund, Shareholders are entitled to share proportionally (according to the NAV of their shares of the Acquiring Fund) in the net assets of the Acquiring Fund available for distribution to Shareholders. Each Acquiring Fund is a series of FAF Trust.

Board Considerations

The FAF Board, which is composed entirely of individuals who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended), has unanimously approved the Plan of Reorganization, substantially in the form attached as Appendix A to this Proxy Statement/Prospectus and has determined that (1) each Acquired Fund’s entry into such agreement is in the best interests of each such Acquired Fund and its respective Shareholders, (2) consummation of each Reorganization would not result in the dilution of the interests of existing Acquired Fund Shareholders, and (3) approved certain other actions and items necessary to effect each Reorganization.

In reaching its decision to approve the Plan of Reorganization, the FAF Board received extensive information from USBAM regarding the proposed Reorganizations during several meetings held virtually in September, October and November 2021 (including its regular Board meeting on September 14, 2021), rather than in person, in reliance on an order issued by the SEC exempting registered investment companies from the in-person voting requirements of the 1940 Act in light of the risks and operational challenges that would be associated with meeting in person during the COVID-19 pandemic. In making its determination regarding the Plan of Reorganization, the FAF Board considered, among other things, information furnished by USBAM, including information concerning each Reorganization, the corporate and governance structures of FAF and FAF Trust and other operational aspects of the Funds, as well as other information that it deemed relevant, and the FAF Board consulted with its independent legal counsel in connection with its consideration of such information. Attention was given by the FAF Board to all information furnished. However, no single factor reviewed and discussed by the FAF Board was identified as the principal factor in determining whether to approve the Plan of Reorganization. The following discussion notes the primary considerations relevant to the FAF Board’s deliberations and determinations.

The FAF Board considered, among other information and considerations:

●	The potential benefits and detriments of each Reorganization to the Shareholders of each Acquired Fund;

●	Each Acquired Fund and its corresponding Acquiring Fund has identical investment objectives, policies, restrictions and risks;

●	Immediately after each Reorganization, the Acquired Funds’ investment adviser and administrator, USBAM, and other service providers will continue to serve in such capacities for each Combined Fund, and there is not expected to be any diminution in the nature, quality and extent of services provided to any Acquired Fund Shareholders;

●	The current portfolio management team associated with each Acquired Fund will continue to manage the corresponding Combined Fund;

●	The attributes of Massachusetts business trusts and Minnesota corporations, including the potential advantages and disadvantages of each organizational structure with respect to the Funds;

●	The expected substantial similarity of the terms of the governing documents of FAF and FAF Trust relating to the rights of Shareholders, as set forth in Appendix C;

●	The terms and conditions of the Plan of Reorganization that might affect the value of the outstanding shares of the Acquired Funds; and

●	Each Reorganization is expected to constitute a tax-free reorganization under the Code and, accordingly, no gain or loss is expected to be recognized by the applicable Acquired Fund or its respective Shareholders as a direct result of the Reorganization.

With respect to the corporate and governance structure of FAF Trust, the FAF Board noted that, as a Massachusetts business trust, FAF Trust will offer a number of advantages over FAF’s present form of organization as a Minnesota corporation. The FAF Board noted, among other things, that FAF Trust, as a Massachusetts business trust, will have a more flexible governance structure designed to permit the Combined Funds to operate with greater efficiency, react more quickly to changes in competitive and regulatory conditions, and potentially realize cost savings over time through certain operational efficiencies. The FAF Board further noted that Massachusetts has a well-established body of legal precedent in the area of business trust law that may be relevant in deciding issues pertaining to a Massachusetts business trust. The FAF Board also noted that, while FAF must designate a fixed number of authorized shares per Minnesota corporation law and must continuously monitor the number of shares issued by each of the Acquired Funds against the number of authorized shares, FAF Trust will be authorized to issue an unlimited number of shares.

In connection with the above information, the FAF Board also considered the following factors and features of the Reorganizations, among others:

●	USBAM, and not the Acquired Funds or their Shareholders, will bear the proxy preparation and solicitation costs associated with the Reorganizations;

●	The fees to be paid for advisory services and expense ratios under each of the Acquired Funds’ and Acquiring Funds’ respective investment advisory agreements, including any applicable expense caps and fee waivers. The foregoing was considered in light of USBAM’s assurance that: (A) the advisory fee of each Acquired Fund and its corresponding Acquiring Fund are the same and (B) USBAM’s agreement to waive its advisory fee and/or reimburse fund expenses of each Acquiring Fund through at least two years after the effective date of the Reorganizations so that the total annual fund operating expenses as a percentage of average annual net assets of each Acquiring Fund, on a class by class basis, will be no greater than the total annual fund operating expenses of its corresponding Acquired Fund;

●	Each Reorganization will be consummated at NAV, and the valuation policies and procedures for the Acquired Funds are substantially identical to those of the Acquiring Funds; and

●	Completion of each Reorganization is subject to the approval of the Shareholders of FAF.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganizations

The following is a general summary of the certain U.S. federal income tax consequences of the Reorganizations and is based upon the current provisions of the Code, the existing regulations thereunder, current administrative rulings and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual Shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The Reorganizations are each intended to qualify as a tax-free “reorganization” for federal income tax purposes under Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Acquired Funds or Shareholders of the Acquired Funds as a direct result of the Reorganizations. Specifically, it is expected that the each Acquired Fund will recognize no gain or loss upon the acquisition by the corresponding Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Acquired Fund. In addition, when shares held by Shareholders of each Acquired Fund are exchanged for corresponding Acquiring Fund shares pursuant to a Reorganization, it is expected that Shareholders of the Acquired Fund will recognize no gain or loss on the exchange, and that Shareholders of the Acquired Fund will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the Shareholder’s tax basis and holding period in its Acquired Fund shares immediately before the exchange.

If, as expected, each Reorganization is tax-free, the tax attributes of the applicable Acquired Fund, if any, move to its corresponding Acquiring Fund, including, as of the date of the Reorganization, the Acquired Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. At any time prior to the consummation of the Reorganizations, Shareholders of an Acquired Fund may redeem their shares in such Acquired Fund. Any such redemptions will generally result in the recognition of gain or loss to the redeeming Shareholder for U.S. federal income tax purposes.

None of the Funds have requested, or will request, an advance ruling from the Internal Revenue Service (“IRS”) as to the U.S. federal tax consequences of the Reorganizations. Based on certain customary assumptions, factual representations to be made on behalf of each Fund, and existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, Ropes & Gray LLP will, as a condition to the closing of each Reorganization, provide a legal opinion substantially to the effect that, for federal income tax purposes, the Reorganization will constitute a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and the applicable Acquiring Fund and Acquired Fund each will be “a party to a reorganization” within the meaning of Section 368(b) of the Code.

A copy of the opinion will be filed with the SEC and will be available for public inspection.

Opinions of counsel are not binding upon the IRS or the courts. If a Reorganization is consummated and the IRS or a court were to determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the applicable Acquired Fund would recognize gain or loss on the transfer of its assets to its corresponding Acquiring Fund, and each Shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in their Acquired Fund shares and the fair market value of the Acquiring Fund shares they received.

An Acquired Fund may sell portfolio securities in connection with its respective Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Acquired Fund’s tax basis in such assets. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to Shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Prior to the closing of a Reorganization, the applicable Acquired Fund may declare a distribution to Shareholders which, together with all previous distributions, will have the effect of distributing to Shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization. These distributions will be taxable to Shareholders.

The tax attributes, including capital loss carryovers, if any, as of the date of closing of a Reorganization of an Acquired Fund are expected to carry over to its corresponding Acquiring Fund in the Reorganization and to be available to offset future gains recognized by the Combined Fund, subject to limitations under the Code. Where these limitations apply, Shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

This discussion is only a general summary of certain U.S. federal income tax consequences. You should consult your tax advisor regarding the U.S. federal income tax consequences to you, if any, of the Reorganizations in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganizations because this discussion is only a general summary of certain U.S. federal income tax consequences.

Contingency Plan

If the Reorganization Proposal is not approved by Shareholders, the Acquired Funds will continue to operate as they currently do, and the FAF Board will consider what actions are appropriate and in the best interests of Shareholders that have assets invested in such Acquired Funds. Additionally, if the Reorganization Proposal is not approved, shareholders of FAF’s Government Obligations Fund currently holding Over-Issued Shares, if any, will continue to hold such shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Funds’ Prospectuses and Statements of Additional Information, which are incorporated by reference in the “Incorporation by Reference” section above, are intended to provide you with additional information about the Funds. Please see “Incorporation by Reference” for information on how to request copies of the Funds’ Prospectuses and Statements of Additional Information.

Management of FAF Trust

This section provides information about FAF Trust and the investment adviser for each series of FAF Trust.

FAF Trust

FAF Trust was established under the laws of the Commonwealth of Massachusetts under the name “First American Funds Trust” on October 14, 2021. FAF Trust is organized as a Massachusetts business trust and currently issues its shares of beneficial interest in six series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). Each Acquiring Fund is a series of FAF Trust.

USBAM

USBAM, located at 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment adviser and manager of each series of FAF Trust, including the Acquiring Funds. USBAM is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, the nation’s fifth-largest commercial bank. U.S. Bank is, in turn, a wholly-owned subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota. U.S. Bancorp provides a wide range of financial services for consumers, businesses, government entities and other financial institutions. At March 31, 2023, U.S. Bancorp and its subsidiaries had consolidated assets of $682.4 billion, consolidated deposits of $505.3 billion and shareholders’ equity of $53 billion. As of April 30, 2023, USBAM had more than $153.3 billion in assets under management, including investment company assets of more than $120.8 billion.

Pursuant to an Investment Advisory Agreement, dated November 15, 2021 (the “Advisory Agreement”), FAF Trust engaged USBAM to act as investment adviser for, and to manage the investment of, the series of FAF Trust then in existence. Under the terms of the Advisory Agreement, the Acquiring Funds have agreed to pay USBAM monthly fees calculated on an annual basis equal to 0.10% of each Acquiring Fund’s average daily net assets (before any waivers).

The Advisory Agreement requires USBAM to arrange, if requested by FAF Trust, for officers or employees of USBAM to serve without compensation from the Acquiring Funds as directors, officers, or employees of FAF Trust if duly elected to such positions by the shareholders or trustees of FAF Trust. USBAM has the authority and responsibility to make and execute investment decisions for the Acquiring Funds within the framework of the Acquiring Funds’ investment policies, subject to review by the Board. USBAM is also responsible for monitoring the performance of the various organizations providing services to the Acquiring Funds, including the Acquiring Funds’ distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to the FAF Trust Board on the performance of such organizations. USBAM will, at its own expense, furnish the Acquiring Funds with the necessary personnel, office facilities, and equipment to service the Acquiring Funds’ investments and to discharge its duties as investment USBAM of the Acquiring Funds.

In addition to the investment advisory fee, each Acquiring Fund pays all of its expenses that are not expressly assumed by USBAM or any other organization with which one or more Acquiring Funds may enter into an agreement for the performance of services. Each Acquiring Fund is liable for such nonrecurring expenses as may arise, including litigation to which an Acquiring Fund may be a party. FAF Trust may have an obligation to indemnify its directors and officers with respect to such litigation. USBAM will be liable to the Acquiring Funds under the Advisory Agreement for any negligence or willful misconduct by USBAM other than liability for investments made by USBAM in accordance with the explicit direction of the FAF Trust Board or the investment objectives and policies of the Acquiring Funds. USBAM has agreed to indemnify the Acquiring Funds with respect to any loss, liability, judgment, cost or penalty that an Acquiring Fund may suffer due to a breach of the Advisory Agreement by USBAM.

USBAM has contractually agreed to limit fund expenses for each share class, so that total fund operating expenses, as a percentage of average daily net assets, do not exceed certain amounts through October 31, 2024. After the expiration of the expense limitation agreement which runs through October 31, 2024, the Combined Funds’ fees and expenses may increase. USBAM may voluntarily waive or reimburse certain fees and expenses of a fund to the extent necessary to avoid a negative yield, or a yield below a specified level, which may vary from time to time in USBAM’s sole discretion. These voluntary waivers and reimbursements may be terminated at any time by USBAM. In addition, with respect to such voluntary waivers or reimbursements, USBAM may retain the ability to be reimbursed by the Acquiring Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering an Acquiring Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

Management Fees

As compensation for its advisory services, USBAM receives a management fee of 0.10% from each Acquired Fund and Acquiring Fund, accrued daily and payable monthly. To date, no management fees have been paid by any of the Acquiring Funds to USBAM, as each Acquiring Fund will commence operations upon completion of its respective Reorganization.

The table below shows the advisory fee rate schedule for the Acquired Funds and Acquiring Funds and the aggregate annual fee the Acquired Funds paid separately to USBAM for the indicated period.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to USBAM based on Average Daily Net Assets as of December 31, 2022 for all Funds
Acquired Funds
Government Obligations Fund	All Assets	0.10%	$71,462,573.59
Institutional Prime Obligations Fund	All Assets	0.10%	$1,175,327.09
Retail Prime Obligations Fund	All Assets	0.10%	$2,477,919.67
Retail Tax Free Obligations Fund	All Assets	0.10%	$440,216.87
Treasury Obligations Fund	All Assets	0.10%	$28,644,395.66
U.S. Treasury Money Market Fund	All Assets	0.10%	$3,704,786.93
Acquiring Funds
Government Obligations Fund	All Assets	0.10%	N/A*
Institutional Prime Obligations Fund	All Assets	0.10%	N/A*
Retail Prime Obligations Fund	All Assets	0.10%	N/A*
Retail Tax Free Obligations Fund	All Assets	0.10%	N/A*
Treasury Obligations Fund	All Assets	0.10%	N/A*
U.S. Treasury Money Market Fund	All Assets	0.10%	N/A*

*No fees had been paid by any of the Acquiring Funds to USBAM as of December 31, 2022.

A discussion of the basis for the FAF Trust Board’s approval of the Investment Advisory Agreement will be available in FAF Trust’s first Annual Report to shareholders with respect to the Acquiring Funds. A discussion of the basis for the FAF Board’s approval of the Investment Advisory Agreement is available in FAF’s Annual Report to Shareholders for the year ended August 31, 2022 with respect to the Acquired Funds.

In addition to an investment advisory fee, each Fund currently pays to USBAM, or an affiliate, an administrative fee as an annual percentage of the average daily net assets of each such Fund, accrued daily and paid monthly, as set forth below.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets) (Class A Shares Only)	Administrative Fee (Annual Rate Based on Average Net Assets) (All Other Share Classes)
Acquired Funds	$0 to $8 billion $8 billion to $25 billion $25 billion to $50 billion Over $50 billion	0.18% 0.165% 0.15% 0.13%	0.13% 0.115% 0.10% 0.08%
Acquiring Funds	$0 to $8 billion $8 billion to $25 billion $25 billion to $50 billion Over $50 billion	0.18% 0.165% 0.15% 0.13%	0.13% 0.115% 0.10% 0.08%

Administrator

U.S. Bancorp Asset Management, Inc. (for the purposes of this subsection only the “Administrator”) serves or will serve as administrator to each of the Acquired Funds and Acquiring Funds pursuant to an Administration Agreement between the Administrator and FAF, dated as of July 1, 2006, and between the Administrator and FAF Trust, dated as of November 15, 2021, respectively, each as amended from time to time. Under each Administration Agreement, the Administrator provides, or compensates others to provide, services to the Acquired Funds and Acquiring Funds. These services include various oversight and legal services, accounting services and shareholder services. The Funds pay the Administrator fees which are calculated daily and paid monthly. With respect to each Fund’s Class A shares, such fees are equal to their pro rata share of an amount equal, on an annual basis, 0.18% of the aggregate average daily net assets up to $8 billion, 0.165% on the next $17 billion of aggregate average daily net assets, 0.15% on the next $25 billion of aggregate average daily net assets, and 0.13% of the aggregate average daily net assets in excess of $50 billion. With respect to each Fund’s other share classes, such fees are equal to their pro rata share of an amount equal, on an annual basis, 0.13% of the aggregate average daily net assets up to $8 billion, 0.115% on the next $17 billion of aggregate average daily net assets, 0.10% on the next $25 billion of aggregate average daily net assets, and 0.08% of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), 777 East Wisconsin Avenue, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005 with respect to the Acquired Funds, and a Sub-Administration Agreement dated November 15, 2021 with respect to the Acquiring Funds, whereby Fund Services provides various sub-administration services. Fund Services is a wholly-owned subsidiary of U.S. Bancorp.

The Adviser

U.S. Bancorp Asset Management, Inc. (USBAM) provides investment management services to individuals and institutions, which may include corporations, foundations, pensions, and retirement plans.

Each of the Funds is managed by a team of persons who are employed by USBAM.

Classes of Shares

The Acquiring Funds issue their shares in multiple separate classes. Shareholders may purchase shares of the Acquiring Funds through separate classes, as set forth below:

●	Government Obligations Fund offers its shares in nine classes: Class A, Class D, Class P, Class T, Class U, Class V, Class X, Class Y, and Class Z shares.

●	Institutional Prime Obligations offers its shares in four classes: Class T, Class V, Class Y, and Class Z shares.

●	Retail Prime Obligations Fund offers its shares in six classes: Class A, Class T, Class V, Class X, Class Y and Class Z shares.

●	Retail Tax Free Obligations Fund offers its shares in five classes: Class A, Class T, Class V, Class Y and Class Z shares.

●	Treasury Obligations Fund offers its shares in eight classes: Class A, Class D, Class P, Class T, Class V, Class X, Class Y and Class Z shares.

●	U.S. Treasury Money Market Fund offers its shares in six classes: Class A, Class D, Class T, Class V, Class Y and Class Z shares.

The different classes provide for variations in distribution costs, voting rights and dividends.

To the extent permitted under the 1940 Act, the Acquiring Funds may also provide for variations in other costs among the classes. Except for differences among the classes pertaining to such costs, each share of each Acquiring Fund represents an equal proportionate interest in each such Acquiring Fund.

Class A shares are offered at NAV with no front-end or contingent deferred sales charge, but with an annual distribution (12b-1) fee of 0.25% and an annual shareholder servicing fee of 0.25%. Class D shares are offered at NAV, with no front-end or contingent deferred sales charge, but with an annual distribution (12b-1) fee of 0.15% and an annual shareholder servicing fee of 0.25%. Class P shares are offered at NAV, with no front-end or contingent deferred sales charge and no distribution (12b-1) or shareholder servicing fee. Class T shares are offered at NAV, with no front-end or contingent deferred sales charge, but with an annual shareholder servicing fee of 0.20%. Class U shares are offered at NAV, with no front-end or contingent deferred sales charge and no distribution (12b-1) or shareholder servicing fee. Class V shares are offered at NAV, with no front-end or contingent deferred sales charge, but with an annual shareholder servicing fee of 0.10%. Class X shares are offered at NAV, with no front-end or contingent deferred sales charge and no distribution (12b-1) or shareholder servicing fee. Class Y shares are offered at NAV, with no front-end or contingent deferred sales charge, but with an annual shareholder servicing fee of 0.25%. Class Z shares are offered at NAV, with no front-end or contingent deferred sales charge and no distribution (12b-1) or shareholder servicing fee.

Class D shares are only available to certain accounts for which a financial intermediary acts in a fiduciary, agency, custodial, or other service capacity.

Class T shares are only available to corporations; private banks and trust companies (including, without limitation, when acting as a fiduciary, trustee and/or agent); endowments and foundations; individual retirement accounts, defined contribution, defined benefit and other employer-sponsored plans; wrap or advisory accounts of broker-dealers and registered investment advisers that charge an asset-based fee; institutional retirement plan platforms; insurance companies; bank trusts; 529 college savings plans; family offices; other registered investment companies and pooled investment vehicles; and certain investors and related accounts as detailed in the applicable Acquiring Fund’s SAI (which has been incorporated by reference into this Proxy Statement/Prospectus).

Class U shares are only available for purchase or redemption by pension plan and other retirement or welfare benefit accounts established for the benefit of current or former employees of U.S. Bancorp and its subsidiaries. Shares are also available to mutual fund families and other registered investment companies for which U.S. Bank N.A. or U.S. Bank Global Fund Services provides fund servicing and which, in the aggregate, initially invest $250 million or greater in the applicable Acquiring Fund.

Class V shares are only available to corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer-sponsored plans; wrap or advisory accounts of broker-dealers and registered investment advisers that charge an asset-based fee; institutional retirement plan platforms; insurance companies; bank trusts; 529 college savings plans; family offices; other registered investment companies and pooled investment vehicles; and certain investors and related accounts as detailed in the applicable Acquiring Fund’s SAI (which has been incorporated by reference into this Proxy Statement/Prospectus).

Class X shares are only available to corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer-sponsored plans; institutional retirement plan platforms; insurance companies; bank trusts; 529 college savings plans; family offices; other registered investment companies and pooled investment vehicles; any other institution or customers of financial intermediaries who invest a minimum initial investment amount of $50 million in a fund; any other individual investors who invest a minimum initial investment amount of $50 million directly with a fund; securities lending clients of U.S. Bank National Association; and certain investors and related accounts as detailed in the applicable Acquiring Fund’s SAI (which has been incorporated by reference into this Proxy Statement/Prospectus).

Class Y shares are only available to certain accounts for which a financial intermediary acts in a fiduciary, agency, custodial, or other service capacity, and through certain investment portals.

Class Z shares are only available to corporations; private banks and trust companies; endowments and foundations; defined contribution, defined benefit and other employer-sponsored plans; wrap or advisory accounts of broker-dealers and registered investment advisers that charge an asset-based fee; institutional retirement plan platforms; insurance companies; bank trusts; 529 college savings plans; family offices; other registered investment companies and pooled investment vehicles; any other institution or customers of financial intermediaries who invest a minimum initial investment amount of $10 million ($1 million for Institutional Prime Obligations Fund) in a fund; any other individual investors who invest a minimum initial investment amount of $10 million ($1 million for Institutional Prime Obligations Fund) directly with a fund; securities lending clients of U.S. Bank National Association; and certain investors and related accounts as detailed the applicable Acquiring Fund’s SAI (which has been incorporated by reference into this Proxy Statement/Prospectus).

A financial intermediary may impose a minimum initial and/or additional investment amount different than the above-referenced minimums, based on household assets under management held with the financial intermediary or with the Acquiring Funds, or the capability to reach a higher level of investment than the initial amount invested, among other possible criteria.

Distribution Arrangements

Quasar Distributors, LLC (the “Distributor”) serves as the distributor for the Acquiring Funds’ shares pursuant to a distribution agreement applicable to the various share classes (the “Distribution Agreement”). The Distributor is a wholly owned subsidiary of Foreside Distributors, LLC and an indirect subsidiary of Foreside Financial Group, LLC. Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the Acquiring Funds to the extent such services and functions are not provided to the Acquiring Funds pursuant to another agreement. The shares of the Acquiring Funds are continuously offered and distributed through the Distributor and through securities firms, financial institutions (including, without limitation, banks) and other industry professionals which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the FAF Trust Board and by the vote of the majority of those FAF Trust Board members who are not interested persons of FAF Trust and who have no direct or indirect financial interest in the operation of FAF Trust’s Rule 12b-1 Plan, as applicable, or in any agreement related to such plans.

Payments to Broker-Dealers and Financial Intermediaries

An investor may purchase or redeem shares of the Acquiring Funds on any business day by calling their financial intermediary. The Acquiring Funds reserve the right to reject any purchase order and to close a shareholder’s account at any time. If an investor purchases an Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and their salesperson to recommend the Acquiring Fund over another investment. Investors should ask their salesperson or visit their financial intermediary’s website for more information.

Purchasing Fund Shares

You may purchase or redeem shares of an Acquiring Fund on any business day by calling your financial intermediary. Shares of the Acquiring Funds are generally offered to persons in the United States and are also available for purchase in certain foreign jurisdictions through qualifying financial intermediaries. The Acquiring Funds reserve the right to reject any purchase order and to close a shareholder’s account at any time.

When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchases In-Kind. Generally, all purchases will be in cash. However, the Acquiring Funds reserve the right to permit you to purchase shares through the exchange of other securities that you own if consistent with an Acquiring Fund’s investment objective, policies, and operations. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please contact your financial intermediary.

Pricing of Fund Shares

Each Acquiring Fund other than the Institutional Prime Obligations Fund utilizes the amortized cost method of valuation to transact at a $1.00 share price. Each Acquiring Fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The securities held by each Acquiring Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument. Each Acquiring Fund’s NAV is normally expected to be $1 per share.

Institutional Prime Obligations Fund prices and transacts in its shares at a floating NAV, rounded to the fourth decimal place (i.e., $1.0000). The fund’s NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. The fund’s investments for which market quotations are readily available will be valued at market value on the basis of quotations furnished by a pricing service or provided by securities dealers. If market quotations are not readily available, or if the adviser believes that such quotations do not accurately reflect market prices, the fair value of the fund’s investments will be determined in good faith based upon valuation procedures established by the board. Short-term debt obligations maturing in sixty days or less may be valued at amortized cost where the adviser believes that it approximates market value.

The NAV per share of each share class of the Acquiring Funds is calculated as of the time specified in the table below on each business day that the Acquiring Funds are open, except that the NAV for Government Obligations Fund, Retail Prime Obligations Fund and Treasury Obligations Fund is generally calculated at 1:00 p.m. Central time on days on which the bond markets close early (typically on the business day preceding a Federal holiday) (an “Early Close”). Purchase and redemption orders received after closing time, including an Early Close, will be processed the next business day.

Deadline for orders to be received in order to receive the current day’s NAV
Government Obligations Fund	3:45 p.m. Central time
Institutional Prime Obligations Fund	8:00 a.m., 11:00 a.m., and 2:00 p.m. Central time
Retail Prime Obligations Fund	3:45 p.m. Central time
Retail Tax-Free Obligations Fund	11:30 a.m. Central time
Treasury Obligations Fund	3:45 p.m. Central time
U.S. Treasury Money Market Fund	12:30 p.m. Central time

If a purchase order is received on a business day by the deadline noted above and payment in federal funds is received by an Acquiring Fund by the close of the Federal Reserve wire transfer system (normally, 5:00 p.m. Central time), then dividends will begin to accrue on the same business day that the wire purchase order is received. If a purchase order is received on a business day after the deadline specified above, you will begin to accrue dividends the next business day. Also, in the event a wire purchase order is placed by the deadline specified above but an anticipated wire payment is not received by an Acquiring Fund by the close of the Federal Reserve wire transfer system that same day, your purchase may be cancelled and you may be liable for any resulting losses or fees incurred by the Acquiring Fund, the transfer agent, or the Acquiring Fund’s custodian. For purchase orders accompanied by check, dividends will normally begin to accrue on the first business day after the Acquiring Fund receives your check.

You may purchase or redeem shares of an Acquiring Fund on any business day that the Federal Reserve Bank of New York (Federal Reserve) is open, except as noted below. In addition to weekends, the Federal Reserve is closed on the following Federal holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. An Acquiring Fund may close when the Federal Reserve is open and the New York Stock Exchange (NYSE) is closed, such as Good Friday. On any business day when the Securities Industry Financial Markets Association recommends that the bond markets close trading early, the Acquiring Fund may also close trading early.

Your purchase or redemption price will be based on that day’s NAV per share if your order is received by an Acquiring Fund in proper form prior to the time the Acquiring Fund calculates its NAV. Contact your financial intermediary for any additional instructions they may have to assure same day processing of your order.

Some financial intermediaries may charge a fee for helping you purchase, redeem, or exchange shares. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from an Acquiring Fund.

Frequent Trading of Fund Shares

Each Acquiring Fund is designed to offer investors a liquid cash option and it is anticipated that shareholders will purchase and redeem fund shares on a frequent basis. Frequent trading by shareholders may disrupt the management of the Acquiring Funds and increase fund expenses. However, given the short-term nature of the Acquiring Funds’ investments and their use of the amortized cost method for calculating the NAV of fund shares, the Acquiring Funds do not anticipate that in the normal case frequent or short-term trading into and out of the Acquiring Funds will have significant adverse consequences for the Acquiring Funds and their shareholders. Accordingly, the FAF Trust Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Acquiring Funds’ shares.

Share Redemption

If an Acquiring Fund receives a redemption request by the time it calculates its NAV, as specified above, payment will be made the same day by transfer of federal funds if the Fedwire transfer system is available for use that day. Otherwise, payment will be made on the next business day.

Under normal circumstances, each Acquiring Fund expects to meet redemption requests either by using cash it holds in its portfolio or by selling portfolio securities to generate cash. Each Acquiring Fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., “redemptions in-kind”), if the amount redeemed is large enough to affect fund operations or the redemption request is made during stressed market conditions.

Redemptions In-Kind. Generally, all redemptions will be for cash. However, Acquiring Funds reserve the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash. If payment by an Acquiring Fund is made in securities, the Acquiring Fund will typically select a representative basket of securities and will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Acquiring Fund and its remaining shareholders. If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities. Redemption proceeds will typically be paid in securities from the Acquiring Fund’s portfolio on a pro-rata basis but may be paid with individual securities.

Investment professionals or financial institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Acquiring Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual investment professional or financial institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described herein. Your investment professional or financial institution will provide you with specific information about any processing or service fee you will be charged.

Each Acquiring Fund has authorized one or more intermediaries to receive purchase and redemption orders on its behalf. Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Acquiring Funds’ behalf. Each Acquiring Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, an Intermediary’s authorized designee, receives the order.

Redemption proceeds to be paid by wire will normally be paid to the domestic bank account designated in the current records of an Acquiring Fund’s transfer agent on the same day of the redemption order, but in no event more than seven days, if the redemption order is accepted in proper form by the transfer agent or a financial intermediary that has been authorized to accept orders on behalf of the Acquiring Fund, as described herein, by the deadline listed above. Redemption proceeds will normally be paid by the close of the Federal Reserve wire system (normally, 5:00 p.m. Central time). Redemption proceeds to be paid by check will normally be sent to the address of record designated in the current records of an Acquiring Fund’s transfer agent on the next business day, but in no event more than seven days, after the redemption order is accepted in proper form by the transfer agent or a financial intermediary that has been authorized to accept orders on behalf of the Acquiring Fund, as described herein, by the deadline listed above. For the avoidance of doubt, redemption proceeds will be forwarded as promptly as possible and in any event within seven days after the redemption order is received in proper form by the Acquiring Fund’s transfer agent. You will not earn a dividend on the day a redemption order is accepted, except for redemption proceeds paid by check, which earn a dividend on the day a redemption order is accepted.

A shareholder may redeem shares of an Acquiring Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Pursuant to instructions received from the financial institution, redemptions will be made by check, by wire transfer or, if available, by ACH transaction.

Shareholders who did not purchase their shares through a financial institution may redeem Acquiring Fund shares by telephoning (800) 677-3863. At the shareholder’s request, redemption proceeds will be paid by check and mailed to the shareholder’s address of record, or ACH (if available) or wire transferred to the shareholder’s account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event longer than seven days after the request. ACH and wire instructions must be previously established in the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time an Acquiring Fund determines it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the USBAM, as administrator (for the purposes of this subsection only, the “Administrator”), nor an Acquiring Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Acquiring Fund will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include recording of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and an Acquiring Fund may be liable for any losses due to unauthorized or fraudulent telephone transactions.

Shareholders may redeem Acquiring Fund shares by sending a written request to their investment professional, their financial institution, or the Acquiring Fund. The written request should include the shareholder’s name, the relevant Acquiring Fund’s name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Acquiring Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven business days, after receipt of a proper written redemption request.

Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Acquiring Fund(s), or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

●	a trust company or commercial bank, the deposits of which are insured by the Deposit Insurance Fund, which is administered by the FDIC;

●	a member firm of the New York, NYSE MKT, Boston, Midwest, or Pacific Stock Exchanges or the Financial Industry Regulatory Authority;

●	a savings bank or savings and loan association the deposits of which are insured by the Deposit Insurance Fund, which is administered by the FDIC; or

●	any other “eligible guarantor institution,” as defined in the Securities Exchange Act of 1934.

Dividends and Other Distributions

Each Acquiring Fund earns interest, dividends and other income from its investments, and distributes this income (less fund expenses) to investors as dividends. Dividends from an Acquiring Fund’s net investment income are declared daily and paid monthly. An Acquiring Fund may take into account capital gains and losses (other than net long-term capital gains) in its daily dividend declarations. Each Acquiring Fund may also make additional distributions for tax purposes if necessary.

If an Acquiring Fund receives your wire transfer payment for Acquiring Fund shares by the time the Acquiring Fund determines its NAV, you will begin to accrue dividends on that day. If you redeem shares, you will not receive a dividend on the day of your redemption request if your request is received by the time the Acquiring Fund determines its NAV.

Dividends will be reinvested in additional shares of the Acquiring Fund, unless you request that distributions be reinvested in another Acquiring Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling (800) 677-3863. You may change your election by writing or calling the transfer agent at least five days prior to the record date of the next distribution. Cash distributions will be paid on or about the first business day of each month. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in the Acquiring Fund shares at the current NAV.

Tax Status

Each Acquiring Fund intends to qualify and to elect to be treated each year as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”). If so qualified, the Acquiring Funds will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

Each Acquiring Fund expects to distribute net realized capital gains (if any) once each year, although it may distribute them more frequently if it is necessary in order to maintain the Acquiring Fund’s NAV at $1.00 per share. Distributions of net investment income and net short-term capital gains are taxable to investors as ordinary income.

The IRS has issued final regulations that permit a simplified method of accounting for gains and losses realized upon the disposition of shares of a regulated investment company that is a money market fund, including as a result of the imposition of a liquidity fee. Very generally, rather than realizing gain or loss upon each redemption of a share, a shareholder of a money market fund using such method of accounting will recognize gain or loss with respect to such fund’s shares for a given computation period (the shareholder’s taxable year or shorter period selected by the shareholder) equal to the value of all that fund’s shares held by the shareholder on the last day of the computation period, less the value of all fund shares held by the shareholder on the last day of the preceding computation period, less the shareholder’s net investment in that fund (generally, purchases minus redemptions) made during the computation period.

Under the Code, the Funds are required to withhold a percentage of reportable payments (including dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders who have not certified that (i) the social security number or taxpayer identification number supplied by them is correct and (ii) they are not subject to backup withholding because of previous under reporting to the IRS. These backup withholding requirements generally do not apply to shareholders that are corporations or governmental units or certain tax-exempt organizations.

Shareholders of each Fund are urged to consult their own tax advisors regarding their investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights of the Acquired Funds, as included in the Acquired Funds’ Prospectuses dated November 15, 2022 and the Acquired Funds’ Annual Report to Shareholders for the fiscal year ended August 31, 2022 (File No. 811-03313), have been audited by Ernst & Young LLP (“EY”). These financial statements and financial highlights have been incorporated by reference into the Proxy Statement/Prospectus and SAI insofar as they relate to the Acquired Funds. The audited annual financial statements and financial highlights have been included in reliance on the reports of EY, given on its authority as an expert in accounting and auditing.

The Prospectuses of the Acquired Funds dated November 15, 2022 were filed with the SEC on November 15, 2022. The Annual Report of the Acquired Funds for the fiscal year ended August 31, 2022 was filed with the SEC on November 7, 2022 and the restated financial statements included in the Annual Report were filed with the SEC on May 5, 2023. Each Acquired Fund will furnish, without charge, a copy of its most recent Annual and Semiannual Report to any Shareholder upon request.

Financial statements and financial highlights for the Acquiring Funds are not yet available, as the Acquiring Funds have not yet commenced operations.

VOTING INFORMATION

The following information applies to the Reorganization Proposal for which you are entitled to vote.

The Meeting

The Meeting will be held on August 21, 2023 at 10:00 a.m. Central Time in Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402. Please refer to the attached materials for more information.

At the Meeting, Shareholders of the Acquired Funds will consider whether (i) to approve the Reorganization Proposal; and (ii) any other business that may properly come before the Meeting. Only Shareholders of the Acquired Funds are entitled to attend the Meeting or vote on these matters in advance of the Meeting.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The FAF Board fixed the close of business on June 23, 2023, as the Record Date for the determination of Shareholders entitled to notice of the Meeting and to vote on the Reorganization Proposal.

Quorum, Voting, and Adjournment

For any matter that may properly come before the Meeting, 10% of the shares entitled to vote on the matter constitutes a quorum for that matter (the "Quorum Threshold"). For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker nonvotes will not be treated as shares that are present at the Meeting or voted. In order to ensure the Quorum Threshold is achieved regardless of the number of Over-Issued Shares represented, in person or by proxy, at the Meeting, 60% of the shares outstanding on the Record Date, will constitute a quorum for any matter to be acted upon at the Meeting.. FAF expects that, before the Meeting, broker-dealer firms holding Acquired Fund shares in “street name” for their customers will request voting instructions from their customers and beneficial owners. FAF understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by FAF’s board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Reorganization Proposal is considered a “non-routine” matter for which, under the rules of the NYSE, uninstructed shares may not be counted for purposes of quorum or voted by broker-dealers. As a result, there are unlikely to be any broker non-votes at the Meeting. Because approval of the Reorganization Proposal requires that the Statutory Voting Threshold and the Protective Voting Threshold be achieved, votes of Over-Issued Shares, abstentions and broker non-votes, if any, will have the same effect as a vote against the proposals. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

If a quorum is not present in person or by proxy at the Meeting, or if a quorum is present at the Meeting but not enough votes to approve a proposal are received, the Meeting may be adjourned one or more times to permit further solicitation of proxies.

Required Vote

A vote on the Reorganization Proposal is only required under Minnesota law; a vote on the Reorganization Proposal is not required under 1940 Act. Under the Minnesota law, the Reorganization Proposal must be approved by holders of a majority of the FAF shares entitled to vote on the Reorganization Proposal, voting together in the aggregate and not by class or series (the “Statutory Voting Threshold”). In order to ensure that the Statutory Voting Threshold is achieved regardless of the manner in which Over-Issued Shares are voted, the Reorganization Proposal is contingent upon approval by holders of approximately 60% of FAF shares entitled to vote on the Reorganization Proposal, voting together in the aggregate and not by class or series (the “Protective Voting Threshold”). If the Reorganization Proposal is approved and the Protective Voting Threshold is achieved, then the Reorganizations will occur even if a majority of shares of a particular Acquired Fund are not voted in favor of the Reorganization Proposal. If the Reorganization Proposal is not approved and the Protective Voting Threshold is not achieved, the Reorganizations will not occur. In such circumstance, the FAF Board may take such actions as it deems in the best interests of FAF and the Acquired Funds.

The approval of the Reorganization Proposal depends upon whether a sufficient number of votes are cast for the proposal. Accordingly, an instruction to abstain from voting on the Reorganization Proposal and a failure to vote on the Reorganization Proposal each have the same practical effect as an instruction to vote against the Reorganization Proposal.

Proxy and Voting Instruction Solicitations

The FAF Board is soliciting proxies from Shareholders of the Acquired Funds. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone or other electronic media, or personal contact by officers or employees of FAF and/or USBAM.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying voting instruction card, and the solicitation of Shareholders, will be paid by USBAM whether or not the Reorganizations are consummated. FAF does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by submitting to FAF a superseding voting instruction form or written notice of revocation. Only the Shareholder executing the voting instructions can revoke them. Shares of the Acquired Fund will be voted in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Shareholders

The total number of outstanding shares of the Acquired Funds as of June 23, 2023 are as follows:

Acquired Funds (FAF)	Share Classes	Outstanding Shares
Government Obligations	Class A shares Class D shares Class P shares Class T shares Class U shares Class V shares Class X shares Class Y shares Class Z shares	257,313,942
		3,772,350,665
		964,452,726
		27,304,931
		2,756,913,673
		2,907,539,448
		22,633,576,661
		9,749,964,766
		32,146,744,464
	Total shares	75,216,161,276
Institutional Prime Obligations Fund	Class T shares Class V shares Class Y shares Class Z shares	60,294,883
		64,969,324
		187,728,446
		1,165,905,738
	Total shares	1,478,898,391
Retail Prime Obligations Fund	Class A shares Class T shares Class V shares Class X shares Class Y shares Class Z shares	483,387,265
		3,845,174
		244,391
		2,104,159,536
		13,227,702
		128,355,863
	Total shares	2,733,219,931
Retail Tax Fee Obligations Fund	Class A shares Class T shares Class V shares Class Y shares Class Z shares	27,419,847
		16,021,893
		1,293,808
		15,602,815
		279,952,122
	Total shares	340,290,485
Treasury Obligations Fund	Class A shares Class D shares Class P shares	599,902,591
		1,668,439,766
		4,240,181,518

Acquired Funds (FAF)	Share Classes	Outstanding Shares
	Class T shares Class V shares Class X shares Class Y shares Class Z shares	2,377,223
		1,090,491,119
		16,684,709,566
		4,173,583,869
		16,725,927,126
	Total shares	45,185,612,778
U.S. Treasury Money Market Fund	Class A shares Class D shares Class T shares Class V shares Class Y shares Class Z shares	67,709,075
		68,768,638
		17,810,950
		286,419,140
		747,394,039
		2,808,496,994
	Total shares	3,996,598,836

As of June 23, 2023, the Directors and officers of the FAF, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Funds.

Below is a list of all persons known to the FAF to own beneficially 5% or more of the shares of each applicable share class(es) and Acquired Funds on June 23, 2023, along with the number and percentage of shares each person owns.

Government Obligations Fund

	Class A		Class D		Class P		Class T
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	223,310,906	88.44
U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE ST. PAUL, MN 55107-2292	23,553,779	9.33
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			3,772,350,665	100.00
HARE & CO #2 ATTN V MICHAEL PATTON 111 SANDERS CREEK PKWYRM 130-0280 EAST SYRACUSE NY 13057-1382					729,146,229	75.60
BOFA SECURITIES INC FOR SOLE BENEFIT OF ITS CUSTOMERS 200 NORTH COLLEGE ST 3RD FL CHARLOTTE, NC 28202-2191					114,230,367	11.84
JPMS LLC – CHASE PROCESING 28521 4 CHASE METROTECH CENTER 7TH FLOOR BROOKLYN NY 11245-0003					121,070,805	12.55
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							27,304,931	100.00

	Class U		Class V		Class X		Class Y		Class Z
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	2,756,913,673	100.00
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			2,531,854,996	87.08
US BANK NA FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402-7000			226,726,054	7.80
US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300			148,798,793	5.12
BAND & CO C/O US BANK ATTN ACM DEPT					16,950,631,188	74.89

PO BOX 1787 MILWAUKEE WI 53201-1787
US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300	2,090,753,112	9.24
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			8,889,087,215	91.17
US BANK NA FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402- 700			860,157,904	8.82
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					25,978,762,816	80.81
US BANK NA FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402- 700					3,347,692,148	10.41

Institutional Prime Obligations Fund

	Class T		Class V		Class Y		Class Z
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	60,290,486	99.99
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			59,877,701	92.16
US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300			5,091,622	7.84
BAND & CO C/O US BANK ATTN ACM DEPT					186,300,597	99.24

PO BOX 1787 MILWAUKEE WI 53201-1787
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	1,154,429,026	99.02

Retail Prime Obligations Fund

	Class A		Class T		Class V		Class X		Class Y		Class Z
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
US BANCORP INVESTMENTS INC 60 LIVINGSTON AVENUE SAINT PAUL MN 55107-2292	426,778,835	90.11
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	44,653,588	9.43
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			2,376,665	61.81
U.S. BANCORP INVESTMENTS INC. 60 LIVINGSTON AVE ST. PAUL, MN 55107-2292			1,468,509	38.19
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					236,891	96.93
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							2,103,764,801	99.98
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									13,650,200	99.99

US BANCORP INVESTMENTS INC 60 LIVINGSTON AVENUE SAINT PAUL MN 55107-2292	98,705,037	76.90
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	29,650,826	23.10

Retail Tax Free Obligations Fund

	Class A		Class T		Class V		Class Y		Class Z
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	25,889,256	94.42
US BANCORP INVESTMENTS INC 60 LIVINGSTON AVENUE SAINT PAUL MN 55107-2292	1,408,937	5.14
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			16,014,393	99.95
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					1,293,808	100.00
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							15,602,815	100.00
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787									260,290,397	92.98
FANDL & CO C/O FOLEY & LARDNER TRUST ACCOUNTING 777 E WISCONSIN AVE STE 3200 MILWAUKEE WI 53202-5367									19,239,266	6.87

Treasury Obligations Fund

	Class A		Class D		Class P		Class T
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
US BANCORP INVESTMENTS INC 60 LIVINGSTON AVENUE SAINT PAUL MN 55107-2292	226,003,656	37.72
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	191,095,900	31.89
HARE & CO #2 ATTN V MICHAEL PATTON 111 SANDERS CREEK PKWY RM 130-0280 EAST SYRACUSE NY 13057-1382	181,380,228	30.27
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			1,668,439,766	100.00
HARE & CO #2 ATTN V MICHAEL PATTON 111 SANDERS CREEK PKWY RM 130-0280 EAST SYRACUSE NY 13057-1382					1,914,023,993	45.14
STATE STREET GLOBAL MARKETS LLC 1 LINCOLN ST #6 BOSTON MA 02111-2901					1,593,521,612	37.58
JPMS LLC – CHASE PROCESING 28521 4 CHASE METROTECH CENTER 7TH FLOOR BROOKLYN NY 11245-0003					607,081,620	14.32
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							2,377,223	100.00

	Class V		Class X		Class Y		Class Z
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	923,079,079	84.65
US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300	167,410,571	15.35
BAND & CO C/O US BANK ATTN ACM DEPT			10,337,103,708	61.96

PO BOX 1787 MILWAUKEE WI 53201-1787
US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300	2,170,623,305	13.01
GS GLOBAL CASH SVCS OMNIBUS ACCT FBO GOLDMAN SACHS & CO LLC CUSTOMERS ATTN FINANCIAL CONTROL 71 S WACKER DR STE 500 CHICAGO IL 60606-4673	2,825,441,669	16.93
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			2,685,978,237	64.36
US BANK NA FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402-7000			1,485,884,816	35.60
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					11,688,181,845	69.88
US BANK NA FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402-7000					2,609,184,090	15.60

U.S. Treasury Money Market Fund

	Class A		Class D		Class T		Class V		Class Y		Class Z
Name/Address of Shareholder	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %	Shares Held	Share %
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	56,730,385	84.32
US BANCORP INVESTMENTS INC 60 LIVINGSTON	10,548,690	15.68

AVENUE SAINT PAUL MN 55107-2292
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787	104,852,475	100.00
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787			165,945,320	57.94
US BANK NA MONEY CENTER CUST OMNIBUS REINVEST FBO CUSTOMERS ATTN SHANE D KITZAN 777 E WISCONSIN AVE FL 4 MILWAUKEE WI 53202-5300			120,473,820	42.06
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787					466,548,697	62.42
US BANK NA FBO INVESTMENT SWEEP CUSTOMERS ATTN: TINA EUMURIAN 800 NICOLLET AVE MINNEAPOLIS MN 55402-7000					280,776,144	37.57
BAND & CO C/O US BANK ATTN ACM DEPT PO BOX 1787 MILWAUKEE WI 53201-1787							2,728,083,875	97.14

* * * * *

APPENDIX A

FORM OF PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of _____ 2023, by and between First American Funds Trust, a Massachusetts business trust (the “Acquiring Entity”), on behalf of each of its series listed on Exhibit A hereto (each, an “Acquiring Fund” and, collectively, the Acquiring Funds”), and First American Funds, Inc., a Minnesota corporation (the “Acquired Entity”), on behalf of each of its series listed on Exhibit A hereto, (each, an “Acquired Fund” and, collectively, the “Acquired Funds”). Each Acquiring Fund and Acquired Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Acquired Fund into the corresponding Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest, par value $0.00000001 per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities (other than the Retained Liabilities) of the Acquired Fund; and (ii) the distribution of all of the Acquiring Fund Shares received by the Acquired Fund to the holders of shares of the Acquired Fund as part of the complete liquidation, dissolution and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization”).

WHEREAS, each Fund is a series of an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund is authorized to issue its Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Entity (the “Acquiring Entity Board”) has determined that each Reorganization is in the best interests of the applicable Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Directors of the Acquired Entity (the “Acquired Entity Board”) has determined that each Reorganization is in the best interests of each Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ASSUMED LIABILITIES OF THE ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

Notwithstanding that the Reorganizations will occur simultaneously pursuant to this Agreement, it is the intention of the parties hereto that the Reorganization of an Acquired Fund with and into its corresponding Acquiring Fund as set forth in Exhibit A hereto shall be conducted separately of the other Reorganizations, and no Acquired Fund and no Acquiring Fund that is not a party to a Reorganization shall incur any obligations, duties or liabilities with respect to such Reorganization by reason of this Agreement or otherwise.

Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Date (as defined in Section 3.1), and based on the representations and warranties each party provides to the other party, the parties agree to take the following steps with respect to the Reorganization:

1.1      THE EXCHANGE. The Acquired Fund agrees to transfer all of its assets (other than the Excluded Assets), as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, at the Closing, the Acquiring Fund agrees (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares computed in the manner set forth in Section 2.3, and (ii) to assume all of the liabilities (other than the Retained Liabilities) of the Acquired Fund, if any, as set forth in Section 1.3. The foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2     ASSETS TO BE TRANSFERRED. The Acquired Fund will transfer all of its assets (other than the Excluded Assets) to the Acquiring Fund, including, without limitation, cash, securities, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund as of the Closing, provided that the Acquiring Fund will not transfer, and the Acquiring Fund will not acquire, the assets (if any) set forth in the written side letter, dated the Closing Date, between the Acquired Entity and the Acquiring Entity (any such excluded assets, the “Excluded Assets” and all such transferred assets (other than the Excluded Assets), the “Acquired Assets”).

1.3       LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligations to pursue its investment objective and investment strategies, to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of the Acquired Fund’s liabilities, debts, obligations and duties of whatever kind or nature, whether absolute, accrued, contingent or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume, and the Acquired Fund will retain, the liabilities (if any) set forth in the written side letter, dated the Closing Date, between the Acquired Entity and the Acquiring Entity (any such retained liabilities, the “Retained Liabilities” and all such assumed liabilities (other than the Retained Liabilities), the “Assumed Liabilities”).

1.4       LIQUIDATION AND DISTRIBUTION.

(a)     As soon as reasonably practicable after the Closing, the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record (the “Acquired Fund Shareholders”), as of the time of such distribution, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)). Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of Acquired Fund Shareholders and representing such shareholder’s pro rata share of the Acquiring Fund Shares received by the Acquired Fund, and by paying to Acquired Fund Shareholders any Interim Dividends on Acquiring Fund Shares received by the Acquired Fund. All issued and/or outstanding common shares of the Acquired Fund simultaneously will be canceled on the books of the Acquired Fund. No Acquiring Fund will issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)    As soon as is reasonably practicable after the distribution referenced in Section 1.4(a), but in no event later than 12 months after the Closing Date, the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6      TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund’s shares on the books of the Acquired Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7     TERMINATION. The Acquired Entity and each Acquired Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the laws of the State of Minnesota following the Closing and the payment of the distribution pursuant to Section 1.4.

1.8     REPORTING. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which the Acquired Fund’s shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Acquired Fund.

1.9      BOOKS AND RECORDS. All books and records of the Acquired Entity with respect to the Acquired Fund, and all other books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Entity and the Acquiring Fund from and after the Closing Date and copies thereof will be turned over to the Acquiring Entity as soon as practicable following the Closing. Following the Closing, the Acquiring Entity shall maintain all books and records related to the Reorganization as required by applicable law, including the 1940 Act.

ARTICLE II

VALUATION

2.1      VALUATION OF ASSETS. The value of the net assets of each Acquired Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Acquired Fund or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Acquired Entity Board and the Acquiring Entity Board).

2.2      VALUATION OF SHARES. The net asset value per share of each Acquiring Fund will be computed as of the Valuation Time, using the valuation procedures of the corresponding Acquired Fund or such other valuation procedures as may be mutually agreed upon by the parties (and approved by the Acquired Entity Board and the Acquiring Entity Board).

2.3      COMMON SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in exchange for the Acquired Assets of an Acquiring Fund will be determined by dividing the value of such Acquired Assets (net of the Assumed Liabilities), determined in accordance with Section 2.1, by the net asset value per share of such Acquiring Fund, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Shares received by the Acquired Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of such Acquired Fund’s common shares held by Acquired Fund Shareholders as of such time.

2.4      COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II will be made by or under the direction of USBAM in accordance with its regular practice as the accounting agent of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1      CLOSING DATE. Subject to the terms and conditions of this Agreement, including the satisfaction or waiver of the conditions set forth in Article VI (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver of such conditions), the Closing will occur on August 31, 2023, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 8:59 a.m., Eastern time, on the Closing Date. The Closing will be held as of 8:59 a.m., Eastern time, at the offices of U.S. Bancorp Asset Management, Inc. in Minneapolis, Minnesota, or at such other time and/or place as the parties may agree. The Closing may be conducted in a mutually acceptable manner by the exchange of documents and signature pages via overnight courier, facsimile or .pdf attachments to e-mails.

3.2      CUSTODIAN’S CERTIFICATE. The Acquired Entity will cause U.S. Bank N.A. (“Custodian”), as custodian for each Acquired Fund, to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that each Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the corresponding Acquiring Fund as of the Closing Date.

3.3      CERTIFICATES OF TRANSFER AGENT.

(a)    The Acquired Entity will issue and deliver, or cause, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), the transfer agent with respect to each Acquired Fund’s common shares, to deliver to the Acquiring Entity at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares of each Acquired Fund and the number and percentage ownership of outstanding common shares held by each such Acquired Fund Shareholder immediately prior to the Closing.

(b)    On the Closing Date, the Acquiring Entity will deliver, or cause Fund Services, the transfer agent with respect to each Acquiring Fund’s common shares, to deliver to the Secretary of the Acquired Entity a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the corresponding Acquired Fund or provide evidence satisfactory to the Acquired Entity that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4     DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party will deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to consummate the transactions contemplated by this Agreement. Subject to Section 1.7, the Acquired Entity will, from time to time, as and when reasonably requested by the Acquiring Entity, use its commercially reasonable efforts to execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as necessary in order to ultimately vest and confirm each Acquiring Fund’s title to and possession of all of the assets of the corresponding Acquired Fund.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1     REPRESENTATIONS OF EACH ACQUIRED FUND. Except as otherwise disclosed in writing by the Acquired Entity to the Acquiring Entity, the Acquired Entity, on behalf of itself or, where applicable an Acquired Fund, represents and warrants to the Acquiring Entity as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:

(a)    The Acquired Entity is as a corporation, duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)    Each Acquired Fund is registered as a series open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)    The Acquired Entity is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Acquired Entity’s Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)    No Acquired Fund has material contracts or other commitments that will be terminated with liability to the Acquired Fund on or before the Closing Date.

(e)    No litigation, administrative proceeding or investigation of or before any court or governmental body is currently pending or, to an Acquired Fund’s knowledge, threatened against such Acquired

Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. No Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

(f)     The financial statements of each Acquired Fund as of August 31, 2022, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the corresponding Acquiring Fund) fairly present, in all material respects, the financial condition of the Acquired Fund as of August 31, 2022, and there are no known liabilities, contingent or otherwise, of the Acquired Fund as of such date that are not disclosed in such statements, other than any such liabilities that (i) were incurred in the ordinary course of business and would not be material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.

(g)    Since the date of each Acquired Fund’s financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known liabilities of a material nature, contingent or otherwise, of the Acquired Fund that have arisen after such date other than any such liabilities that (i) were incurred in the ordinary course of business and are not material and (ii) are not required by generally accepted accounting principles in the United States of America to be set forth on such financial statements.

(h)    All federal, state, local and other tax returns and reports of an Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of an Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. No tax authority is currently auditing or preparing to audit an Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against an Acquired Fund.

(i)    The authorized capital of each Acquired Fund consists of the shares set forth in Exhibit B hereto. All of the issued and outstanding shares of such Acquired Fund are duly authorized and, when issued and sold, were validly issued, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of such Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. No Acquired Fund has any outstanding preferred shares; outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund; or outstanding securities convertible into shares of the Acquired Fund.

(j)     At the Closing, each Acquired Fund will have good and valid title to its Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver such Acquired Assets, and, upon delivery and payment therefor, the corresponding Acquiring Fund will acquire good and valid title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice at or prior to the Closing.

(k)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of each Acquired Fund, including the determinations of the Acquired Entity Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)    The information to be furnished by an Acquired Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)  From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by an Acquired Fund with respect to such Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the applicable Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)    For each taxable year of its operations (including the taxable year that includes the Closing Date), each Acquired Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2      REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Entity, on behalf of itself or, where applicable an Acquiring Fund, represents and warrants to the Acquired Entity as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, in which case such representations and warranties are true and correct as of such date) as follows:

(a)    The Acquiring Entity is a business trust, duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)    The Acquiring Fund is registered as a series open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)    The Acquiring Entity is not, and the execution, delivery and performance of this Agreement (subject to the receipt of requisite shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Entity’s Declaration of Trust or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)    No litigation, administrative proceeding or investigation of or before any court or governmental body is currently pending, or to the Acquiring Fund’s knowledge, threatened against any Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. No Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated by this Agreement.

(e)        All federal, state, local and other tax returns and reports of an Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of an Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. No tax authority is currently auditing or preparing to audit an Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against an Acquiring Fund.

(f)        The authorized capital of each Acquiring Fund consists of an unlimited number of shares of beneficial interest, par value $0.00000001 per share.  No Acquiring Fund has outstanding preferred shares; outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund; or and outstanding securities convertible into shares of the Acquiring Fund.

(g)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Entity Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to the receipt of requisite shareholder approval, this Agreement constitutes a valid and binding obligation of each Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)        The Acquiring Fund Shares to be issued and delivered to each Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the applicable Acquiring Fund, and will be fully paid and non-assessable by the Acquiring Fund.

(i)        The information to be furnished by an Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(j)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by an Acquiring Fund with respect to such Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(k)        Each Acquiring Fund was established in order to effect the applicable Reorganization and, prior to the Closing Date, will have carried on no business activity. Each Acquiring Fund has not yet filed its first federal income tax return; each Acquiring Fund will file its first federal income tax return after the completion of its first taxable year after the Closing Date as a RIC on Form 1120-RIC; and will take all steps necessary to ensure that it qualifies and will be treated as a RIC.

(l)        Each Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.3 and 8.5, the Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course from the date of this Agreement through the Closing, it being understood with respect to each Fund that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    Following the date of this Agreement, the Acquired Entity will call a special meeting of its shareholders to consider and act upon this Agreement, as applicable, and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Acquired Entity, on behalf of each Acquired Fund, represents and warrants to the Acquiring Entity and each Acquiring Fund that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Acquired Entity will use its commercially reasonable efforts to assist the Acquiring Entity in obtaining such information as the Acquiring Entity reasonably requests concerning the beneficial ownership of each Acquired Fund’s common shares, including as set forth in Section 3.3(a).

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, including Section 3.4 and Article IX, the Acquired Entity, on behalf of itself and each Acquired Fund, and the Acquiring Entity on behalf of itself and each Acquiring Fund, will use its commercially reasonable efforts to take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS; TAX BASIS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Entity, with respect to each Acquired Fund will furnish the Acquiring Entity, a reasonably detailed statement setting forth (i) the earnings and profits of each Acquired Fund for federal income tax purposes, (ii) any net operating loss carryovers and capital loss carryovers that will be carried over to the corresponding Acquiring Fund pursuant to Section 381 of the Code and (iii) the respective tax basis of the assets transferred by the Acquired Fund to the Acquiring Fund.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The parties will prepare and the Acquiring Entity will file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders and related matters (the “Registration Statement”). The Registration Statement will include a proxy statement of the Acquired Entity and a prospectus of the Acquiring Entity relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). The Registration Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information reasonably necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Acquired Entity’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquired Entity (on its own behalf and on behalf of each Acquired Fund) nor the Acquiring Entity (on its own behalf and on behalf of each Acquiring Fund) will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions with respect to each Acquired Fund and the corresponding Acquiring Fund to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such actions, or cause such actions to be taken, as are reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

5.9 INSURANCE. Prior to the Closing, USBAM shall provide reasonably satisfactory evidence to the Acquired Entity that USBAM has purchased tail coverage covering the members of the Acquired Entity Board (“Insurance”), which Insurance (i) will provide reasonable “tail” liability coverage, as determined by the Acquired Entity Board, commencing on the Closing Date, (ii) will be obtained from the carrier approved by the Acquired Entity Board at its meeting on [   ], 2023 or as otherwise approved via written consent, (iii) will include the general terms summarized in a memorandum from the Adviser to the Acquired Entity Board with respect to such carrier’s coverage, as provided to the Acquired Entity Board in connection with its [   ], 2023 meeting, or as otherwise approved via written consent, and (iv) will otherwise include terms that are reasonably acceptable to the Acquired Entity Board.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED ENTITY

The obligations of the Acquired Entity to consummate the transactions provided for herein will be subject to the fulfillment or, to the extent legally permissible, waiver by the Acquired Entity of the following conditions:

6.1        All representations, covenants and warranties of the Acquiring Entity contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Entity will have delivered to the Acquired Entity a certificate executed in the Acquiring Entity’s name by (i) the Chief Administrative Officer or any Vice President of the Acquiring Entity and (ii) the Controller or Treasurer of the Acquiring Entity, in form and substance satisfactory to the Acquired Entity and dated as of the Closing Date, to such effect.

6.2       The Acquiring Entity (on its own behalf and on behalf of each Acquiring Fund) will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it or them prior to or at the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING ENTITY

The obligations of the Acquiring Entity to consummate the transactions provided for herein will be subject to the fulfillment or, to the extent legally permissible, waiver by the Acquiring Entity of the following conditions:

7.1        All representations, covenants and warranties of the Acquired Entity contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquired Entity will have delivered to the Acquiring Entity on the Closing Date a certificate executed in the Acquired Entity’s name by (i) the Chief Administrative Officer or any Vice President of the Acquired Entity and (ii) the Controller or Treasurer of the Acquired Entity, in form and substance satisfactory to the Acquiring Entity and dated as of the Closing Date, to such effect.

7.2        The Acquired Entity (on its own behalf and on behalf of each Acquired Fund) will have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it or them prior to or at the Closing.

7.3        The Acquired Entity will have delivered to the Acquiring Entity a statement of each Acquired Fund’s Acquired Assets and Assumed Liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Acquired Entity.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Entity and the Acquiring Entity hereunder will also be subject to the fulfillment or, to the extent legally permissible, waiver by each party of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common shares of the Acquired Entity in accordance with applicable law and the provisions of the Acquired Entity’s Articles of Incorporation and Bylaws. Notwithstanding anything to the contrary, neither party may waive the condition set forth in this Section 8.1.

8.2        The Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All material notices to, or consents or waivers from, other persons or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Acquired Entity will have received an opinion from Ropes & Gray LLP, in its capacity as counsel to the Acquiring Entity, dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Entity has been formed as a business trust and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Each Acquiring Fund is registered as a series open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of any Acquiring Fund under the Acquiring Entity’s Declaration of Trust, Bylaws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by any Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Entity did not, and the consummation by each Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Entity’s Declaration of Trust or Bylaws.

8.6        The Acquiring Entity will have received an opinion from Ropes & Gray LLP, in its capacity counsel to the Acquired Entity, dated as of the Closing Date, substantially to the effect that:

(a)        Each Acquired Fund is a series open-end management investment company registered with the Securities and Exchange Commission as an investment company under the 1940 Act.

(b)        No authorization, approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body of the United States is required to be obtained or made by any Acquired Fund in connection with the execution and delivery by the Acquired Entity of the Plan of Reorganization and the consummation by the Acquired Entity of the transaction contemplated thereunder, except (i) such as have been obtained or made, and (ii) such as may be required under federal securities laws.

8.7       The Acquiring Entity will also have received an opinion from Dorsey & Whitney LLP, counsel to the Acquired Entity, with respect to matters governed by the laws of the State of Minnesota, dated as of the Closing Date, substantially to the effect that:

(a)        The Acquired Entity is a corporation validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power as a corporation to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        To the knowledge of such counsel, except for those that have been obtained or made, no consent, approval, authorization or other action by any governmental authority of the State of Minnesota pursuant to any statutory law or regulation is required to be obtained or made by the Acquired Entity as of the date hereof for the consummation by the Acquired Entity of the transactions contemplated herein, but excluding all consents, approvals, authorizations and other actions required for the ongoing operation of the business of the Acquired Entity.

(c)        The execution and delivery of this Agreement by the Acquired Entity did not, and the consummation by the Acquired Entity of the transactions contemplated herein will not, violate the Acquired Entity’s Articles of Incorporation or Bylaws (assuming the requisite approval of the Acquired Entity’s Shareholders has been obtained in accordance with the Acquired Entity’s Articles of Incorporation, Bylaws and/or Minnesota law).

8.8        Each party will have received an opinion of Ropes & Gray LLP, dated as of the Closing Date and addressed to the Acquiring Entity and the Acquired Entity, substantially to the effect that for federal income tax purposes, the transfer by each Acquired Fund of its Acquired Assets to the corresponding Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund (other than the Retained Liabilities), immediately followed by the pro rata distribution of all the Acquiring Fund Common Shares so received by the Acquired Fund to the Acquired Fund Shareholders of record in complete liquidation of the Acquired Fund and the dissolution of the Acquired Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

Such opinion will be based on customary assumptions and such representations as Ropes & Gray LLP may reasonably request of the Funds, and the Acquired Entity, on behalf of each Acquired Fund, and the Acquiring Entity, on behalf of each Acquired Fund, will cooperate to make and certify the accuracy of such representations (such certifications, the “Tax Certificates”). Notwithstanding anything herein to the contrary, neither the Acquired Entity nor the Acquiring Entity may waive the condition(s) set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        The expenses of each Acquired Fund incurred in connection with the applicable Reorganization, regardless of whether or not such Reorganization is consummated, will be borne by USBAM, as investment adviser to the Acquired Fund. The expenses of each Acquiring Fund incurred in connection with the applicable Reorganization, regardless of whether or not such Reorganization is consummated, will be borne by USBAM, as investment adviser to the Acquiring Fund. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other party that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        Except as otherwise disclosed in writing by, the Acquired Entity to the Acquiring Entity, or set forth in a written agreement between the Acquired Entity and the Acquiring Entity, the parties agree that neither party has made to the other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the Chief Administrative Officer or any Vice President of each party without further action by the Acquired Entity Board or the Acquiring Entity Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, which breach would cause the conditions precedent set forth in Article VI, VII or Article VIII to not be satisfied and such breach (i) is not capable of being cured or (ii) if such breach is capable of being cured, is not cured within 30 days following notice from the non-breaching party;

or

(b)        a determination by the Acquired Entity Board or the Acquiring Entity Board that the consummation of the transactions contemplated herein is not in the best interests of one or more of its respective Funds.

11.2        In the event of any such termination, there will be no liability for damages on the part of the Acquiring Entity Board, the Acquired Entity Board, any Acquiring Fund or any Acquired Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each party as specifically authorized by each party’s Board of Trustees/Directors; provided, however, that following the receipt of shareholder approval of this Agreement and the transactions contemplated herein at the meeting of the shareholders of the Acquired Entity called by the Acquired Entity pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without giving effect to any principal or law thereof that would result in the application of the laws of another jurisdiction.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        The Acquired Entity is a Minnesota corporation organized in series of which each Acquired Fund constitutes one such series, and the Acquiring Entity is a Massachusetts business trust organized in series of which each Acquiring Fund constitutes one such series. It is expressly agreed that the obligations of each party hereunder will not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents or employees of such party personally, but will bind only the property of the party (or its applicable Fund as described below), as provided in such party’s Declaration of Trust or Articles of Incorporation, which is on file with the Secretary of the Commonwealth of Massachusetts and the Secretary of State of Minnesota, as applicable. The execution and delivery of this Agreement have been authorized by each party’s Board of Trustees/Directors, and this Agreement has been signed by authorized officers of each party acting as such. Neither the authorization by such Trustees/Directors nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of the applicable Fund, as provided in such party’s Declaration of Trust or Articles of Incorporation, as applicable. Pursuant to the Declaration of Trust of the Acquiring Entity, there is a limitation on liability of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of that Acquiring Fund only, and not against the assets of the Acquiring Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Entity generally or with respect to any other series thereof are enforceable against the assets of such Acquiring Fund. Similarly, there is a limitation on liability of each series of the Acquired Entity such that (a) the debts, liabilities, obligations and expenses incurred, contracted or otherwise existing with respect to the Acquired Fund are enforceable against the assets of that Acquired Fund only, and not against the assets of the Acquired Entity generally or the assets of any other series thereof, and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquired Entity generally or with respect to any other series thereof are enforceable against the assets of such Acquired Fund.

* * * * *

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FIRST AMERICAN FUNDS TRUST

By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:
FIRST AMERICAN FUNDS, INC.

By:
Name:
Title:
ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Acquired Fund (FAF)	Acquiring Fund (FAF Trust)
Government Obligations Fund	Government Obligations Fund
Institutional Prime Obligations Fund	Institutional Prime Obligations Fund
Retail Prime Obligations Fund	Retail Prime Obligations Fund
Retail Tax Free Obligations Fund	Retail Tax Free Obligations Fund
Treasury Obligations Fund	Treasury Obligations Fund
U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

EXHIBIT B

AUTHORIZED CAPITAL OF THE ACQUIRED FUNDS

Acquired Funds (FAF)	Share Classes	Authorized Shares
Government Obligations	Class A shares	5,000,000,000
Fund	Class D shares	20,000,000,000
	Class P shares	20,000,000,000
	Class T shares	20,000,000,000
	Class U shares	20,000,000,000
	Class V shares	20,000,000,000
	Class X shares	100,000,000,000
	ClassY shares	20,000,000,000
	Class Z shares	100,000,000,000
Institutional Prime Obligations	Class T shares	5,000,000,000
Fund	Class V shares	20,000,000,000
	Class Y shares	20,000,000,000
	Class Z shares	20,000,000,000
Retail Prime Obligations	Class A shares	20,000,000,000
Fund	Class T shares	20,000,000,000
	Class V shares	20,000,000,000
	Class X shares	20,000,000,000
	Class Y shares	20,000,000,000
	Class Z shares	20,000,000,000
Retail Tax Free Obligations	Class A shares	5,000,000,000
Fund	Class T shares	20,000,000,000
	Class V shares	20,000,000,000
	Class Y shares	20,000,000,000
	Class Z shares	20,000,000,000
Treasury Obligations Fund	Class A shares	5,000,000,000
	Class D shares	20,000,000,000
	Class P shares	20,000,000,000
	Class T shares	20,000,000,000
	Class V shares	20,000,000,000
	Class X shares	100,000,000,000
	Class Y shares	20,000,000,000
	Class Z shares	100,000,000,000
U.S. Treasury Money Market	Class A shares	20,000,000,000
Fund	Class D shares	20,000,000,000
	Class T shares	20,000,000,000
	Class V shares	20,000,000,000
	Class Y shares	20,000,000,000
	Class Z shares	20,000,000,000

APPENDIX B

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES AND RISKS

Acquired Fund	Acquiring Funds
Government Obligations Fund Class A Class D Class P Class T Class U Class V Class X Class Y Class Z	Government Obligations Fund Class A Class D Class P Class T Class U Class V Class X Class Y Class Z

Investment Objective. The investment objective of the Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective may be changed without shareholder approval. Please remember, there is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies. Government Obligations Fund pursues its objective by investing exclusively in short-term U.S. government securities, including repurchase agreements secured by U.S. government securities. The fund will provide shareholders with at least 60 days advance notice before changing this policy. U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality.

U.S. government securities issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the United States. These entities, however, were chartered or supported by Acts of Congress and are supported by federal subsidies, loans or other benefits. The Government National Mortgage Association (Ginnie Mae) is a wholly-owned U.S. corporation that is authorized to guarantee timely payment and interest of its securities. U.S. government securities issued by Ginnie Mae are guaranteed by the full faith and credit of the United States. Other U.S. government securities do not have an explicit guarantee but support is implied due to the government sponsorship of their mandated activities, including securities issued by the Tennessee Valley Authority and Federal Farm Credit Banks.

Other Investment Strategies

Other Money Market Funds

The Fund may invest in other money market funds that invest in the same types of securities as the respective fund, as a non-principal investment strategy, including the other money market funds advised by the Fund’s investment adviser. To avoid duplicative investment advisory fees, when the Fund invests in another money market fund advised by the fund’s investment adviser, the investment adviser reimburses the fund an amount equal to the Fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment adviser.

Same as Acquired Fund, except the Acquiring Fund’s risk disclosure with respect to interest rate risk reads:

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable. The fund may be subject to the risk of rising interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

If the Fund invests in money market funds advised by another investment adviser, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or USBAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests is difficult to predict.

Principal Risks
● Credit Risk	● Market Risk
● Cybersecurity Risk	● Redemption Risk
● Income Risk	● Regulatory Risk
● Interest Rate Risk	● Repurchase Agreement Risk
● Liquidity Risk

Description of Principal and Additional Investment Risks

Credit Risk. The value of your investment might decline if the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.

Cybersecurity failures or breaches by the funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a fund and its shareholders, the inability of fund shareholders to transact business, inability to calculate a fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While USBAM has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a fund invests, which could result in material adverse consequences for such issuers, and may cause a fund’s investment in such securities to lose value and may result in financial loss for fund shareholders.

Income Risk. The level of income you receive from the fund will be affected by movements in short-term interest rates. Because Government Obligations Fund invests solely in U.S.

government securities or repurchase agreements secured by those securities, the fund may offer less income than money market funds investing in other high-quality money market securities.

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

Liquidity Risk. The fund may not be able to sell a security in a timely manner or at a desired price, or may be unable to sell the security at all, because of a lack of demand in the market for the security.

Market Risk. Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund’s performance or impair the fund’s ability to achieve its investment objective.

Redemption Risk. If there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss.

Regulatory Risk. Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the funds’ operations, universe of potential investment options, and return potential.

Repurchase Agreement Risk. If the seller of a repurchase agreement defaults on its obligation to repurchase securities, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

Institutional Prime Obligations Fund Class T Class V Class Y Class Z	Institutional Prime Obligations Fund Class T Class V Class Y Class Z

Investment Objective. The investment objective of the Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective may be changed without shareholder approval. Please remember, there is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies. Institutional Prime Obligations Fund pursues its objective by investing in high-quality short-term debt obligations, including:

●—commercial paper;

●—U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers’ acceptances);

●—non-convertible corporate debt securities;

●—securities issued by the U.S. government or one of its agencies or instrumentalities;

●—municipal securities, including variable rate demand notes, commercial paper, and municipal notes and other short-term municipal obligations;

●—loan participation interests; and

●—repurchase agreements.

The fund concentrates its investments in the banking industry. Therefore, under normal market conditions, the fund will invest more than 25% of its total assets in securities issued by companies in the banking industry. The fund may, however, invest 25% or less of its total assets in this industry as a temporary defensive measure.

The adviser will only purchase (and hold) securities that it determines present minimal credit risk. If a security is no longer determined to present minimal credit risk, the adviser will make every attempt to sell the security, unless it has determined that it would not be in the best interest of the fund to dispose of the security at that time and, where necessary, have obtained the approval of the fund’s board of directors to continue to hold the security.

U.S. government securities issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the United States. These entities, however, were chartered or supported by Acts of Congress and are supported by federal subsidies, loans or other benefits. The Government National Mortgage Association (Ginnie Mae) is a wholly-owned U.S. corporation that is authorized to guarantee timely payment and interest of its securities. U.S. government securities issued by Ginnie Mae are guaranteed by the full faith and credit of the United States. Other U.S. government securities do not have an explicit guarantee but support is implied due to the government sponsorship of their mandated activities, including securities issued by the Tennessee Valley Authority and Federal Farm Credit Banks.

Other Investment Strategies

Other Money Market Funds

The Fund may invest in other money market funds that invest in the same types of securities as the respective fund, as a non-principal investment strategy, including the other money market funds advised by the Fund’s investment adviser. To avoid duplicative investment advisory fees, when the Fund invests in another money market fund advised by the fund’s investment adviser,

Same as Acquired Fund, except the Acquiring Fund’s risk disclosure with respect to interest rate risk and Variable Rate Demand Note (VRDN) Risk reads:

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable. The fund may be subject to the risk of rising interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR ceased publication the investment adviser reimburses the fund an amount equal to the Fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment adviser. If the Fund invests in money market funds advised by another investment adviser, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or USBAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests is difficult to predict.

Variable Rate Demand Note (VRDN) Risk. Investments in VRDNs involve credit risk with respect to the issuer or financial institution providing the fund with the credit and liquidity support for the unconditional put option. While the funds invest only in VRDNs of high quality issuers, or which are supported by high quality financial institutions, it is still possible that an issuer or financial institution could default on its obligations.

Principal Risks
● Banking Industry Risk	● Market Risk
● Credit Risk	● Municipal Security Risk
● Cybersecurity Risk	● Redemption Risk
● Foreign Security Risk	● Regulatory Risk
● Income Risk	● Repurchase Agreement Risk
● Interest Rate Risk	● Variable Rate Demand Note (VRDN) Risk
● Liquidity Risk

Description of Principal and Additional Investment Risks

Banking Industry Risk. An adverse development in the banking industry (domestic or foreign) may affect the value of Institutional Prime Obligations Fund’s investments more than if the fund was not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

Credit Risk. The value of your investment might decline if the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.

Cybersecurity failures or breaches by the funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a fund and its shareholders, the inability of fund shareholders to transact business, inability to calculate a fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While USBAM has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a fund invests, which could result in material adverse consequences for such issuers, and may cause a fund’s investment in such securities to lose value and may result in financial loss for fund shareholders.

Foreign Security Risk. The foreign securities in which Institutional Prime Obligations Fund may invest, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. Political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

Income Risk. The level of income you receive from the fund will be affected by movements in short-term interest rates.

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

Liquidity Risk. The fund may not be able to sell a security in a timely manner or at a desired price, or may be unable to sell the security at all, because of a lack of demand in the market for the security.

Market Risk. Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund’s performance or impair the fund’s ability to achieve its investment objective.

Municipal Security Risk. The value of municipal securities owned by Institutional Prime Obligations Fund may be adversely affected by future changes in federal income tax laws, including rate reductions or the imposition of a flat tax, and adverse changes in the financial conditions of municipal securities issuers.

Redemption Risk. If there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss.

Regulatory Risk. Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the funds’ operations, universe of potential investment options, and return potential.

Repurchase Agreement Risk. If the seller of a repurchase agreement defaults on its obligation to repurchase securities from Institutional Prime Obligations Fund, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

For Institutional Prime Obligations Fund, if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the fund, the fund may incur costs in disposing of the securities purchased and may experience losses if the proceeds from the sale of the securities are less than the full repurchase price. Securities purchased by the fund under a repurchase agreement may include securities that the fund is not otherwise permitted to purchase directly, such as long-term government bonds, investment and non-investment grade corporate bonds, asset- and mortgage-backed securities, collateralized mortgage obligations, agency real estate mortgage investment conduits, and equity securities. The value of these securities may be more volatile or less liquid than the securities the fund is permitted to purchase directly, which increases the risk that the fund will be unable to recover fully in the event of the seller’s default.

Variable Rate Demand Note (VRDN) Risk. Investments in VRDNs involve credit risk with respect to the issuer or financial institution providing the fund with the credit and liquidity support for the put option. While the funds invest only in VRDNs of high quality issuers, or which are supported by high quality financial institutions, it is still possible that an issuer or financial institution could default on its obligations.

Retail Prime Obligations Fund Class A Class T Class V Class X Class Y Class Z	Retail Prime Obligations Fund Class A Class T Class V Class X Class Y Class Z

Investment Objective. The investment objective of the Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective may be changed without shareholder approval. Please remember, there is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies. Retail Prime Obligations Fund pursues its objective by investing in high-quality short-term debt obligations, including:

●—commercial paper;

●—U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits, and bankers’ acceptances);

●—non-convertible corporate debt securities;

●—securities issued by the U.S. government or one of its agencies or instrumentalities;

●—municipal securities, including variable rate demand notes, commercial paper, and municipal notes and other short-term municipal obligations;

●—loan participation interests; and

●—repurchase agreements.

The fund concentrates its investments in the banking industry. Therefore, under normal market conditions, the fund will invest more than 25% of its total assets in securities issued by companies in the banking industry. The fund may, however, invest 25% or less of its total assets in this industry as a temporary defensive measure.

The adviser will only purchase (and hold) securities that it determines present minimal credit risk. If a security is no longer determined to present minimal credit risk, the adviser will make every attempt to sell the security, unless it has determined that it would not be in the best interest of the fund to dispose of the security at that time and, where necessary, has obtained the approval of the fund’s board of directors to continue to hold the security.

U.S. government securities issued by the Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the United States. These entities, however, were chartered or supported by Acts of Congress and are supported by federal subsidies, loans or other benefits. The Government National Mortgage Association (Ginnie Mae) is a wholly-owned U.S. corporation that is authorized to guarantee timely payment and interest of its securities. U.S. government securities issued by Ginnie Mae are guaranteed by the full faith and credit of the United States. Other U.S. government securities do not have an explicit guarantee but support is implied due to the government sponsorship of their mandated activities, including securities issued by the Tennessee Valley Authority and Federal Farm Credit Banks.

Other Investment Strategies

Other Money Market Funds

The Fund may invest in other money market funds that invest in the same types of securities as

Same as Acquired Fund, except the Acquiring Fund’s risk disclosure with respect to interest rate risk and Variable Rate Demand Note (VRDN) Risk reads:

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable. The fund may be subject to the risk of rising interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of the respective fund, as a non-principal investment strategy, including the other money market funds advised by the Fund’s investment adviser. To avoid duplicative investment advisory fees, when the Fund invests in another money market fund advised by the fund’s investment adviser, the investment adviser reimburses the fund an amount equal to the Fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment adviser. If the Fund invests in money market funds advised by another investment adviser, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or USBAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests is difficult to predict.

Variable Rate Demand Note (VRDN) Risk. Investments in VRDNs involve credit risk with respect to the issuer or financial institution providing the fund with the credit and liquidity support for the unconditional put option. While the funds invest only in VRDNs of high quality issuers, or which are supported by high quality financial institutions, it is still possible that an issuer or financial institution could default on its obligations.

Principal Risks
● Banking Industry Risk	● Market Risk
● Credit Risk	● Municipal Security Risk
● Cybersecurity Risk	● Redemption Risk
● Foreign Security Risk	● Regulatory Risk
● Income Risk	● Repurchase Agreement Risk
● Interest Rate Risk	● Variable Rate Demand Note (VRDN) Risk
● Liquidity Risk

Description of Principal and Additional Investment Risks

Banking Industry Risk. An adverse development in the banking industry (domestic or foreign) may affect the value of Retail Prime Obligations Fund’s investments more than if the fund was not invested to such a degree in the banking industry. Banks may be particularly susceptible to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. For example, deteriorating economic and business conditions can disproportionately impact companies in the banking industry due to increased defaults on payments by borrowers. Moreover, political and regulatory changes can affect the operations and financial results of companies in the banking industry, potentially imposing additional costs and expenses or restricting the types of business activities of these companies.

Credit Risk. The value of your investment might decline if the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.

Cybersecurity failures or breaches by the funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a fund and its shareholders, the inability of fund shareholders to transact business, inability to calculate a fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While USBAM has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a fund invests, which could result in material adverse consequences for such issuers, and may cause a fund’s investment in such securities to lose value and may result in financial loss for fund shareholders.

Foreign Security Risk. The foreign securities in which Retail Prime Obligations Fund may invest, even when dollar denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. Political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted.

Income Risk. The level of income you receive from the fund will be affected by movements in short-term interest rates.

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

Liquidity Risk. The fund may not be able to sell a security in a timely manner or at a desired price, or may be unable to sell the security at all, because of a lack of demand in the market for the security or, additionally for Retail Prime Obligations Fund and Retail Tax Free Obligations Fund, because a liquidity provider defaults on its obligation to purchase the security when properly tendered by the fund.

Market Risk. Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund’s performance or impair the fund’s ability to achieve its investment objective.

Municipal Security Risk. The value of municipal securities owned by Retail Prime Obligations Fund and Retail Tax Free Obligations Fund may be adversely affected by future changes in federal income tax laws, including rate reductions or the imposition of a flat tax, and adverse changes in the financial conditions of municipal securities issuers.

Redemption Risk. If there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss.

Regulatory Risk. Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the funds’ operations, universe of potential investment options, and return potential.

Repurchase Agreement Risk. If the seller of a repurchase agreement defaults on its obligation to repurchase securities from Retail Prime Obligations Fund, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

For Retail Prime Obligations Fund, if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the fund, the fund may incur costs in disposing of the securities purchased and may experience losses if the proceeds from the sale of the securities are less than the full repurchase price. Securities purchased by the fund under a repurchase agreement may include securities that the fund is not otherwise permitted to purchase directly, such as long-term government bonds, investment and non-investment grade corporate bonds, asset- and mortgage-backed securities, collateralized mortgage obligations, agency real estate mortgage investment conduits, and equity securities. The value of these securities may be more volatile or less liquid than the securities the fund is permitted to purchase directly, which increases the risk that the fund will be unable to recover fully in the event of the seller’s default.

Variable Rate Demand Note (VRDN) Risk. Investments in VRDNs involve credit risk with respect to the issuer or financial institution providing the fund with the credit and liquidity support for the put option. While the funds invest only in VRDNs of high quality issuers, or which are supported by high quality financial institutions, it is still possible that an issuer or financial institution could default on its obligations.

Retail Tax Free Obligations Fund Class A Class T Class V Class Y Class Z	Retail Tax Free Obligations Fund Class A Class T Class V Class Y Class Z

Investment Objective. The investment objective of the Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective may be changed without shareholder approval. Please remember, there is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies. Under normal market conditions, Retail Tax Free Obligations Fund pursues its objective by investing at least 80% of its total assets in high-quality, short-term municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. The municipal securities in which the fund invests include variable rate demand notes (VRDNs) and tender option bonds (TOBs), which are floating rate instruments that provide the fund with the option to put or tender the VRDN or TOB back to the issuer at par. VRDNs and TOBs typically have some form of external credit or liquidity support. The fund also may invest in other municipal securities, including commercial paper, municipal notes and other short-term municipal obligations.

Municipal securities are issued by state and local governments, and certain U.S. territorial possessions, to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. There are two principal classifications of municipal securities:

●    general obligation bonds, which are backed by the full faith, credit, and taxing power of the issuer; and

●    revenue bonds, which are payable only from the revenues generated by a specific project or from another specific revenue source.

Under normal market conditions, up to 20% of the fund’s total assets may be invested in taxable money market securities and municipal securities subject to the alternative minimum tax, although the fund does not currently intend to invest in municipal securities subject to the alternative minimum tax. Under abnormal market conditions, the fund may invest more than 20% of its total assets in such taxable securities, as conditions dictate. This may prevent the fund from achieving its goal of providing maximum current income exempt from federal income taxes.

Because the fund refers to tax-free investments in its name, it has a fundamental investment policy that it will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, including the federal alternative minimum tax. This policy may not be changed without shareholder approval.

Other Investment Strategies

Other Money Market Funds

The Fund may invest in other money market funds that invest in the same types of securities as the respective fund, as a non-principal investment strategy, including the other money market funds advised by the Fund’s investment adviser. To avoid duplicative investment advisory fees, when the Fund invests in another money market fund advised by the fund’s investment adviser,

Same as Acquired Fund, except the Acquiring Fund’s risk disclosure with respect to interest rate risk, variable rate demand notes and tender option bonds reads:

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable. The fund may be subject to the risk of rising interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of the investment adviser reimburses the fund an amount equal to the Fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment adviser. If the Fund invests in money market funds advised by another investment adviser, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or USBAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests is difficult to predict.

Tender Option Bond (TOB) Risk. Investments in TOBs involve credit risk with respect to the issuer or financial institution providing the fund with the credit and liquidity support for the tender option. While the fund invests only in TOBs of high quality issuers, or which are supported by high quality financial institutions, it is still possible that an issuer or financial institution could default on its obligations.

Variable Rate Demand Note (VRDN) Risk. Investments in VRDNs involve credit risk with respect to the issuer or financial institution providing the fund with the credit and liquidity support for the unconditional put option. While the fund invests only in VRDNs of high quality issuers, or which are supported by high quality financial institutions,

Principal Risks
● Credit Risk	● Municipal Security Risk
● Cybersecurity Risk	● Redemption Risk
● Income Risk	● Regulatory Risk
● Interest Rate Risk	● Tax Risk
● Liquidity Risk ● Market Risk	● Variable Rate Demand Note (VRDN) and Tender Option Bond (TOB) Risk

Description of Principal and Additional Investment Risks

Credit Risk. The value of your investment might decline if the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.

Cybersecurity failures or breaches by the funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a fund and its shareholders, the inability of fund shareholders to transact business, inability to calculate a fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While USBAM has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a fund invests, which could result in material adverse consequences for such issuers, and may cause a fund’s investment in such securities to lose value and may result in financial loss for fund shareholders.

Income Risk. The level of income you receive from the fund will be affected by movements in short-term interest rates.

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

Liquidity Risk. The fund may not be able to sell a security in a timely manner or at a desired price, or may be unable to sell the security at all, because of a lack of demand in the market for the security.

Market Risk. Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund’s performance or impair the fund’s ability to achieve its investment objective.

Municipal Security Risk. The value of municipal securities owned by Retail Tax Free Obligations Fund may be adversely affected by future changes in federal income tax laws, including rate reductions or the imposition of a flat tax, and adverse changes in the financial conditions of municipal securities issuers.

Redemption Risk. If there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss.

Regulatory Risk. Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the funds’ operations, universe of potential investment options, and return potential.

Tax Risk. In order to be tax-exempt, municipal securities generally must meet certain regulatory requirements. If a municipal security fails to meet these requirements, the interest received by Retail Tax Free Obligations Fund from its investment in the security and distributed to shareholders may be taxable.

Variable Rate Demand Note (VRDN) and Tender Option Bond (TOB) Risk. Investments in VRDNs and TOBs involve credit risk with respect to the issuer or financial institution it is still possible that an issuer or financial institution could default on its obligations.

providing the fund with the credit and liquidity support for the put or tender option. While the funds invest only in VRDNs and TOBs of high quality issuers, or which are supported by high quality financial institutions, it is still possible that an issuer or financial institution could default on its obligations.

Treasury Obligations Fund Class A Class D Class P Class T Class V Class X Class Y Class Z	Treasury Obligations Fund Class A Class D Class P Class T Class V Class X Class Y Class Z

Investment Objective. The investment objective of the Fund is to seek maximum current income to the extent consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective may be changed without shareholder approval. Please remember, there is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies. Under normal market conditions, Treasury Obligations Fund pursues its objective by investing exclusively in short-term U.S. Treasury obligations, including repurchase agreements secured by U.S. Treasury obligations. The fund will provide shareholders with at least 60 days advance notice before changing this policy. The U.S. Treasury obligations in which the fund invests include U.S. Treasury bonds, notes, and bills. These types of Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government.

Other Investment Strategies

Other Money Market Funds

The Fund may invest in other money market funds that invest in the same types of securities as the respective fund, as a non-principal investment strategy, including the other money market funds advised by the Fund’s investment adviser. To avoid duplicative investment advisory fees, when the Fund invests in another money market fund advised by the fund’s investment adviser, the investment adviser reimburses the fund an amount equal to the Fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment adviser. If the Fund invests in money market funds advised by another investment adviser, you will bear both your proportionate share of the expenses in the fund (including management and advisory

Same as Acquired Fund, except the Acquiring Fund’s risk disclosure with respect to interest rate risk reads:

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and fees) and, indirectly, the expenses of such other money market fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or USBAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable. The fund may be subject to the risk of rising interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests is difficult to predict.

Principal Risks
● Credit Risk	● Market Risk
● Cybersecurity Risk	● Redemption Risk
● Income Risk	● Regulatory Risk
● Interest Rate Risk	● Repurchase Agreement Risk
● Liquidity Risk

Description of Principal and Additional Investment Risks

Credit Risk. The value of your investment might decline if the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.

Cybersecurity failures or breaches by the funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a fund and its shareholders, the inability of fund shareholders to transact business, inability to calculate a fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While USBAM has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a fund invests, which could result in material adverse consequences for such issuers, and may cause a fund’s investment in such securities to lose value and may result in financial loss for fund shareholders.

Income Risk. The level of income you receive from the fund will be affected by movements in short-term interest rates. Because the fund invests solely in U.S. government securities, U.S. Treasury obligations, or repurchase agreements secured by those securities, these funds may offer less income than money market funds investing in other high-quality money market securities.

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021.There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

Liquidity Risk. The fund may not be able to sell a security in a timely manner or at a desired price, or may be unable to sell the security at all, because of a lack of demand in the market for the security.

Market Risk. Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund’s performance or impair the fund’s ability to achieve its investment objective.

Redemption Risk. If there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss.

Regulatory Risk. Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the funds’ operations, universe of potential investment options, and return potential.

Repurchase Agreement Risk. If the seller of a repurchase agreement defaults on its obligation to repurchase securities from Treasury Obligations Fund, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

For Treasury Obligations Fund, if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the fund, the fund may incur costs in disposing of the securities purchased and may experience losses if the proceeds from the sale of the securities are less than the full repurchase price. Securities purchased by the fund under a repurchase agreement may include securities that the fund is not otherwise permitted to purchase directly, such as long-term government bonds, investment and non-investment grade corporate bonds, asset- and mortgage-backed securities, collateralized mortgage obligations, agency real estate mortgage investment conduits, and equity securities. The value of these securities may be more volatile or less liquid than the securities the fund is permitted to purchase directly, which increases the risk that the fund will be unable to recover fully in the event of the seller’s default.

U.S. Treasury Money Market Fund Class A Class D Class T Class V Class Y Class Z		U.S. Treasury Money Market Fund Class A Class D Class T Class V Class Y Class Z

Investment Objective. The investment objective of the Fund is to seek maximum current income consistent with the preservation of capital and maintenance of liquidity. The Fund’s investment objective may be changed without shareholder approval. Please remember, there is no guarantee that the Fund will achieve its objective.

Principal Investment Strategies. U.S. Treasury Money Market Fund invests exclusively in direct obligations of the U.S. Treasury. The fund will provide shareholders with at least 60 days advance notice before changing this policy. The U.S. Treasury obligations in which the fund invests include U.S. Treasury bonds, notes, and bills. These types of Treasury securities are essentially the same except for differences in interest rates, maturities, and dates of issuance. U.S. Treasury obligations are backed by the full faith and credit of the U.S. government.

Other Investment Strategies

Other Money Market Funds

The Fund may invest in other money market funds that invest in the same types of securities as the respective fund, as a non-principal investment strategy, including the other money market funds advised by the Fund’s investment adviser. To avoid duplicative investment advisory fees, when the Fund invests in another money market fund advised by the fund’s investment adviser, the investment adviser reimburses the fund an amount equal to the Fund’s proportionate share of the investment advisory fee paid by the other money market fund to the investment adviser. If the Fund invests in money market funds advised by another investment adviser, you will bear both your proportionate share of the expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such other money market fund.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments. As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or USBAM’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

Same as Acquired Fund, except the Acquiring Fund’s risk disclosure with respect to interest rate risk reads:

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable. The fund may be subject to the risk of rising interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. The administrator of

Principal Risks
● Credit Risk	● Liquidity Risk
● Cybersecurity Risk	● Market Risk
● Income Risk	● Redemption Risk
● Interest Rate Risk	● Regulatory Risk

Description of Principal and Additional Investment Risks

Credit Risk. The value of your investment might decline if the issuer of an obligation held by the fund defaults on the obligation or has its credit rating downgraded.

Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund may be subject to operational and informational security risks resulting from breaches in cybersecurity (“cyber-attacks”). A cyber-attack refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption, or lose operational capacity. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the fund’s operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.

Cybersecurity failures or breaches by the funds’ affiliates or service providers, may cause disruptions and impact the business operations, potentially resulting in financial losses to both a fund and its shareholders, the inability of fund shareholders to transact business, inability to calculate a fund’s net asset value, impediments to trading, violations of applicable privacy and other laws (including the release of private shareholder information), regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While USBAM has risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such controls, systems and protocols, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. These cybersecurity risks are also present for issuers of securities in which a fund invests, which could result in material adverse consequences for such issuers, and may cause a fund’s investment in such securities to lose value and may result in financial loss for fund shareholders.

Income Risk. The level of income you receive from the fund will be affected by movements in short-term interest rates. Because the fund invests solely in U.S. government securities, U.S. Treasury obligations, or repurchase agreements secured by those securities, these funds may offer less income than money market funds investing in other high-quality money market securities.

Interest Rate Risk. The value of your investment might decline because of a sharp rise in interest rates that causes the value of the fund’s portfolio holdings to fall. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. During periods when interest rates are low or there are negative interest rates, a fund’s yield (and total return) also may be low or the fund may be unable to maintain positive returns or a stable net asset value of $1.00 per share, as applicable.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced a delay in the phase out of a majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests cannot yet be determined.

Liquidity Risk. The fund may not be able to sell a security in a timely manner or at a desired price, or may be unable to sell the security at all, because of a lack of demand in the market for

LIBOR ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of remaining U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. As such, the potential effect of a transition away from LIBOR on a fund or the financial instruments in which a fund invests is difficult to predict.

the security.

Market Risk. Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact the fund’s performance or impair the fund’s ability to achieve its investment objective.

Redemption Risk. If there are unexpectedly high redemptions of fund shares, the fund might have to sell portfolio securities prior to their maturity, possibly at a loss.

Regulatory Risk. Changes to monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the funds’ operations, universe of potential investment options, and return potential.

APPENDIX C

COMPARISON OF material differences between

Minnesota corporation law and Massachusetts business trust law

The following description is based on relevant provisions of the Minnesota Business Corporation Act (the “MBCA”) and applicable Massachusetts law, as applicable with respect to the Funds’ organizational documents. The information set forth below with respect to the MBCA is not applicable with respect to Over-Issued Shares. This summary does not purport to be complete and we refer you to the MBCA, applicable Massachusetts law and the Funds’ organizational documents:

	Minnesota Business Corporation	Massachusetts Business Trust
Shareholder Liability	Under the MBCA, a shareholder’s liability to the corporation or its creditors is limited to paying the amount agreed to be paid for the shares which the shareholder holds or has agreed to purchase.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.

However, the declaration of trust for FAF Trust (“Declaration of Trust”) contains express disclaimers of shareholder liability for acts, obligations or affairs of FAF Trust. The Declaration of Trust also provides for indemnification out of the assets of a series for any shareholder held personally liable for obligations of such series. Therefore, the possibility that a shareholder could be held liable would be limited to a situation in which the assets of the applicable series had been exhausted.

Shareholder Voting Rights

At all meetings of shareholders, each shareholder of record entitled to vote is entitled to one vote for each share of the Funds’ common stock held, and each fractional share is entitled to a proportionate fractional vote.

Shareholders have the power to vote (i) for the election of Directors; (ii) on most amendments to the corporation’s Articles of Incorporation and on certain amendments to the corporation’s Bylaws; (iii) on certain proposed mergers and exchanges to which the corporation is a party; (iv) on the proposed sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business; and (v) on the proposed dissolution of the corporation.

Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The Funds’ Bylaws provide that directors are elected by a plurality of votes validly cast at such election.

The Funds’ Articles of Incorporation provide that each share may be voted by individual class or series (i) when otherwise required by

Shareholders have power to vote (i) for the election of trustees, (ii) with respect to any investment advisory contract (iii) with respect to termination of FAF Trust, and (iv) with respect to such additional matters relating to FAF Trust as may be required by law, the Declaration of Trust, the bylaws of FAF Trust (“Bylaws”) or any registration of FAF Trust with the Securities and Exchange Commission (or any successor agency) or any state, or as the trustees may consider necessary or desirable.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. On any matter submitted to a vote of shareholders, all shares of FAF Trust then entitled to vote are voted in the aggregate as a single class without regard to series or class except: (1) when required by the 1940 Act or when the

	Minnesota Business Corporation	Massachusetts Business Trust
the MBCA, (ii) when otherwise required by the provisions of the 1940 Act and all rules and regulations promulgated thereunder; or (iii) when the matter does not affect the interests of a particular class or series (in which case, only shareholders of the classes and series affected shall be entitled to vote thereon and shall vote by individual class or series). In addition, under the MBCA, shareholders are entitled to vote as separate series or classes with respect to certain amendments to the corporation’s Articles of Incorporation and on certain mergers and exchanges to which the corporation is a party.

trustees have determined that the matter affects one or more series or classes materially differently, shares are voted by individual series or class; and (2) when the trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon.

There is no cumulative voting in the election of Trustees.

Shareholder Meetings

Regular shareholder meetings are not required; however, a majority of Directors present at a duly held meeting may call a regular meeting of shareholders by fixing the date, time and place for a meeting.

If a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding three percent or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or chief financial officer. Within 30 days after receipt of the demand by one of those officers, the Board of Directors must cause a regular meeting of shareholders to be called and held on notice no later than 90 days after receipt of the demand, all at the expense of the Fund.

Special meetings of the shareholders may be called at any time as provided for by the MBCA or the Funds’ Bylaws as follows:

●    By the Chairman of the Board of Directors;

●    By the President;

●    By the chief financial officer;

●    By any two Directors; or

●    By a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote.

Meetings of shareholders of FAF Trust or of any series or class may be called by the trustees and held from time to time for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of FAF Trust or any series or class as herein provided or upon any other matter deemed by the trustees to be necessary or desirable.

FAF Trust is not required to hold annual meetings of shareholders.

	Minnesota Business Corporation	Massachusetts Business Trust
Shareholder Quorum

The holders of ten percent (10%) of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting.

Any meeting of shareholders may be adjourned from time to time to another date, time and place. If any meeting of shareholders is so adjourned, no notice as to such adjourned meeting need be given if the date, time and place at which the meeting will be convened are announced at the time of adjournment and the adjourned meeting is held not more than one hundred twenty (120) days after the date fixed for the original meeting. If a quorum is present, the shareholders may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

The presence in person or by proxy of 30% of the votes entitled to be cast at a meeting constitutes a quorum.

When any one or more series or classes votes as a single class separate from any other shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote constitutes a quorum at a shareholders’ meeting of that class.

A meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Shareholder Consent	Any action which might be taken at a shareholder meeting may be taken by written action signed by all of the shareholders entitled to vote on that action.

Any action taken by shareholders may be taken without a meeting if shareholders holding a majority of the shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of the Declaration of Trust or Bylaws) and holding a majority (or such larger proportion as aforesaid) of the shares of any series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of shareholders.

Notice to Shareholders of Record Date

In general, shareholders who are entitled to vote at a shareholder meeting must be given notice of the meeting at least ten and not more than 60 days before the meeting. In certain cases, the notice of meeting must include specified information required by the MBCA.

The Board of Directors can establish a record date for determining the shareholders who are entitled to vote at a shareholder meeting. The record date cannot be more than 60 days before the date of the meeting.

Notice of any meeting of shareholders, stating the time and place of the meeting, shall be given or caused to be given by the trustees to each shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the shareholder’s address as it appears on the records of FAF Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to FAF Trust (or its agent) by the shareholder.

Whenever notice of a meeting is required to be given to a shareholder under the Declaration of Trust or the Bylaws, a written waiver thereof, executed before or

	Minnesota Business Corporation	Massachusetts Business Trust

after the meeting by such shareholder or their attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

For the purpose of determining the shareholders of any series or class who are entitled to vote or act at any meeting or any adjournment thereof, the trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of shareholders, as the record date for determining the shareholders of such series or class having the right to notice of and to vote at such meeting and any adjournment thereof.

Shareholder Proxies

The MBCA provides that shareholders can submit proxies in writing or by telephonic transmission or authenticated electronic communication. It also provides that the Board of Directors can establish procedures whereby a record holder can certify in writing that another person is the beneficial owner of shares, and the beneficial owner then can vote the shares or appoint a proxy.

Shares may be voted in person or by proxy.

A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them, unless at or prior to exercise of the proxy, FAF Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

Director/ Trustee Power to Amend Organizational Document	The Articles of Incorporation may be amended, altered, changed or repealed in a manner prescribed by the laws of the State of Minnesota.

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then trustees provided notice of such amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be transmitted promptly to shareholders of record at the close of business on the effective date of such amendment.

Termination of Corporation/ Trust

In order to dissolve a Minnesota corporation, the affirmative vote of a majority of the voting power of all shares entitled to vote is required (a “Minnesota Statutory Vote”).

The Board of Directors, acting without a shareholder vote, does not have the power to dissolve the corporation.

FAF Trust may be terminated at any time by vote of at least 66 2/3% of the shares of each series entitled to vote and voting separately by series, or by the trustees by written notice to the shareholders.

Any series or class may be terminated at any time by vote of at least 66 2/3% of the shares of that series or class, or by the trustees by written notice to the shareholders of that series or class.

	Minnesota Business Corporation	Massachusetts Business Trust
Merger or Consolidation

In most cases, any merger or exchange in which a Minnesota corporation is a constituent organization, and any sale of all or substantially all of the corporation’s property and assets not in the usual and regular course of its business, requires the affirmative vote of a majority of the voting power of all shares entitled to vote.

The trustees have the power to sell, exchange or hypothecate any or all of the assets of FAF Trust.
Removal of Directors/ Trustees

Under the MBCA, the Board of Directors can remove a Director by a majority vote of the remaining Directors, but only if the Director was appointed by the Board of Directors to fill a vacancy and has not subsequently been elected by shareholders.

In all other cases, a Director can only be removed by shareholder vote. In general, such removal requires the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote at an election of Directors.

Any trustee may be removed with or without cause at any time by a written instrument signed by at least 66 2/3% of the other trustees, specifying the effective date of removal, and if required by section 16(c) of the 1940 Act, any trustee may be removed at any meeting of the shareholders by a vote of at least 66 2/3% of the outstanding shares.
Director/ Trustee Committees

The Board of Directors may, by a resolution passed by a majority of the Board of Directors, establish committees having authority of the Board of Directors in the management of the business of the Funds to the extent provided in the resolution. Except with respect to a pricing committee (the quorum for which is one member of the committee), the quorum for such committee established by the Board of Directors is a majority of the members serving on the committee.

The trustees may appoint from their number an executive committee and other committees. Except as the trustees may otherwise determine, any such committee may make rules for the conduct of its business and may exercise some or all of the power and authority of the trustees.

Any such committee shall keep regular minutes of its proceedings and report the same to the trustees.

Director/ Trustee Liability

To the full extent permitted by the laws of the State of Minnesota (except as prohibited by the 1940 Act, as it exists or may be amended), no Director of the Fund will be liable to the Fund or to its shareholders for monetary damages for breach of fiduciary duty as a Director.

Under the MBCA, the foregoing provision is not effective to eliminate a Director’s personal liability to the Funds or its shareholders for, among other things, (i) any breach of the Director’s duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law; or (iii) any transaction from which the Director derived an improper personal benefit.

Trustees are liable for their own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee, and for nothing else, and are not liable for errors of judgment or mistakes of fact or law. The trustees may take advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust, and are under no liability for any act or omission in accordance with such advice or for failing to follow such advice.

In addition, trustees are not liable for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of FAF Trust, nor for the act or omission of any other trustee.

A trustee serving as chairman or vice-chairman has no greater liability, nor is

	Minnesota Business Corporation	Massachusetts Business Trust
held to any higher standard or duty, than that to which he or she would be subject if not serving as chairman or vice-chairman.
Director/ Trustee Indemnification

Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or bylaws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the Articles of Incorporation of the Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act or rules thereunder. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

FAF Trust indemnifies its trustees with respect to any liability whatsoever to any person in connection with trust property or the affairs of the trust. No trustee shall be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of FAF Trust or for the act or omission of any other trustee.
Dividends

The corporation’s Articles of Incorporation provide that the Directors may declare and pay dividends in their discretion at any time and from time to time to the extent and from such sources as permitted by the laws of the State of Minnesota. Under the MBCA, the Board of Directors can authorize a dividend if it determines that the corporation will be able to pay its debts in the ordinary course of business after paying the dividend.

Dividends and distributions may be paid to shareholders from FAF Trust’s net income with the frequency as the trustees may determine.
Capitalization

The Corporation’s articles of incorporation authorize the issuance of up to 10,000,000,000,000 shares of common stock with a par value of $.01 per share, with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations and restrictions as set forth in the Articles of Incorporation. The Board of Directors can authorize the issuance of shares in such classes or series with such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, as are stated in the Board resolution establishing the class or series. The Board of Directors can, without shareholder approval, increase or decrease the total number of authorized shares, or the authorized shares of a class or series.

Shares of FAF Trust shall be issued in one or more series as the trustees may authorize. The trustees may divide the shares of any series into two or more classes, shares of each such class having such preferences or special or relative rights or privileges (including conversion rights, if any) as the trustees may determine and as are not inconsistent with any provision of the Declaration of Trust. Each series shall be preferred over all other series in respect of the assets allocated to that series.

The beneficial interest in each series shall at all times be divided into shares, without par value, each of which shall, except as the trustees may otherwise authorize in the case of any series that is divided into two or more classes, represent an equal proportionate interest in the series with each other share of the same series, none having priority or preference over another.

	Minnesota Business Corporation	Massachusetts Business Trust
The number of shares authorized shall be unlimited, and the shares so authorized may be represented in part by fractional shares.
Number of Directors/ Trustees	The number of Directors shall be established by resolution of the shareholders (subject to the authority of the Board of Directors to increase or decrease the number of Directors as permitted by law). If a vacancy occurs in the Board of Directors by reason of death, resignation, removal or disqualification, such vacancy may be filled for the unexpired term by a majority vote of the remaining Directors, even if the remaining number of Directors is less than a quorum. Newly created directorships resulting from an increase in the authorized number of directors by action of the Board of Directors as permitted by the Bylaws may be filled by a two-thirds vote of the Directors serving at the time of such increase. No vacancy in the Board of Directors can be filled as provided above if prohibited by the provisions of the 1940 Act.

The number of trustees constituting the FAF Trust Board shall be as fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by at least 66 2/3% of the trustees. Subject to any retirement policy adopted by the trustees, each trustee shall hold office until his or her successor is elected or the trust terminates, subject to certain exceptions.

Shareholders shall have power to vote for the election of trustees. When a quorum is present at a shareholder meeting, a majority of the shares voted shall decide any questions and a plurality shall elect a trustee, except when a larger vote is required by any provision of the Declaration of Trust or the Bylaws or by law.

Independent Chair of the Board	Neither the Articles of Incorporation nor the Bylaws require an independent chair of the Board of Directors.	Neither the Declaration of Trust nor the Bylaws require an independent chair of the Board of Trustees.
Inspection of Books and Records

The MBCA requires the corporation (each Fund) to keep (i) a share register containing the names and addresses of its shareholders and the number and classes of shares held by each; (ii) records of all proceedings of shareholders for the last three years; (iii) records of all proceedings of the Board of Directors for the last three years; (iv) its Articles of Incorporation and Bylaws, as amended; (v) certain financial statements which the MBCA requires the corporation (each Fund) to prepare; (vi) all reports to shareholders generally within the last three years; and (vii) a statement of the names and usual business addresses of its Directors and principal officers. The Fund’s shareholders and beneficial owners have the right, upon written demand stating the purpose, at any reasonable time to examine and copy those records which are reasonably related to the stated purpose, provided that the stated purpose is reasonably related to the person’s interest as a shareholder or beneficial owner.

The original or a copy of the Declaration of Trust, and of each amendment thereto, is kept at the office of FAF Trust where it may be inspected by any shareholder.

APPENDIX D

FIRST AMERICAN FUNDS TRUST

AMENDED AND RESTATED DECLARATION OF TRUST

THIS AMENDED AND RESTATED DECLARATION OF TRUST made at Boston, Massachusetts, effective on March 8, 2022, by the Trustees hereunder and the holders of shares of beneficial interest issued hereunder and to be issued hereunder as hereinafter provided:

WITNESSETH that

WHEREAS, this Trust was established pursuant to an Agreement and Declaration of Trust dated October 12, 2021, as amended (the “Original Declaration”), to carry on the business of an investment company; WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Agreement and Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

WHEREAS, the Trustees desire that the beneficial interest in the Trust assets continue to be divided into transferable Shares of beneficial interest (with a par value of $0.00000001 per share) issued in one or more Series; as hereinafter provided;

NOW, THEREFORE, the Trustees hereby declare that they will hold all cash, securities and other assets, which they may from time to time acquire in any manner as Trustee hereunder, IN TRUST to manage and dispose of the same upon the following terms and conditions for the benefit of the holders from time to time of shares in this Trust as hereinafter set forth.

ARTICLE I

Name and Definitions

Section 1. This Trust shall be known as “First American Funds Trust” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

(a) “Trust” refers to the Massachusetts business trust established by the Original Declaration;

(b) “Trustees” refers to the persons signatory hereto, so long as they continue in office in accordance with the terms of this Declaration of Trust, and all other persons who may from time to time be duly elected or appointed in accordance with Article IV hereof;

(c) “Shares” means the equal proportionate units of interest into which the beneficial interest in the Trust or in the Trust property belonging to any Series of the Trust or in any class of Shares of the Trust (as the context may require) shall be divided from time to time;

(d) “Shareholder” means a record owner of Shares;

(e) “1940 Act” refers to the Investment Company Act of 1940 and the Rules and Regulations thereunder, all as amended from time to time;

(f) The terms “Commission” and “principal underwriter” shall have the meanings given them in the 1940 Act;

(g) “Declaration of Trust” or “Declaration” shall mean this Amended and Restated Agreement and Declaration of Trust, as amended or restated from time to time;

(h) “Bylaws” shall mean the Bylaws of the Trust, as amended from time to time;

(i) “Series Company” refers to the form of registered open-end investment company described in Section 18(f)(2) of the 1940 Act or in any successor statutory provision;

(j) “Series” refers to Series of Shares established and designated under or in accordance with the provisions of Article III;

(k) “Multi-Class Series” refers to Series of Shares established and designated as Multi-Class Series under or in accordance with the provisions of Article III, Section 6; and

(l) The terms “class” and “class of Shares” refer to each class of Shares into which the Shares of any Multi-Class Series may from time to time be divided in accordance with the provisions of Article III.

ARTICLE II

Purpose of Trust

The purpose of the Trust is to engage in the business of a management investment company.

ARTICLE III

Shares

Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with a par value of $0.00000001 per share. Subject to the provisions of Section 6 of this Article III, each Share shall have voting rights as provided in Article V hereof, and holders of the Shares of any Series or class shall be entitled to receive dividends, when and as declared with respect thereto in the manner provided in Article VI, Section 1 hereof. Except as otherwise provided in Section 6 of this Article III with respect to Shares of Multi-Class Series, no Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series made pursuant to Article VIII, Section 4 hereof. Except as otherwise provided in Section 6 of this Article III with respect to Shares of Multi-Class Series, all dividends and distributions shall be made ratably among all Shareholders of a particular Series from the assets belonging to such Series according to the number of Shares of such Series held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust. The Trustees may from time to time divide or combine the Shares of any particular Series or class into a greater or lesser number of Shares of that Series or class without thereby changing the proportionate beneficial interest of the Shares of that Series or class in the assets belonging to that Series or attributable to that class or in any way affecting the rights of Shares of any other Series or class.

Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series and class. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series and class and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to who are the Shareholders of each Series and class and as to the number of Shares of each Series and class held from time to time by each.

Section 3. Investments in the Trust. The Trustees shall accept investments in the Trust from such persons and on such terms and for such consideration as they from time to time authorize, and may, at any time and from time to time, charge fees for effecting purchases of Shares at such rates as the Trustees may establish, as and to the extent permitted under the 1940 Act and any rules, regulations or exemptive relief thereunder.

Section 4. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the continuance of the Trust shall not operate to terminate the same nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of said deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust property or right to call for a partition or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor except as specifically provided herein to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

Section 5. Power of Trustees to Change Provisions Relating to Shares. Notwithstanding any other provisions of this Declaration of Trust and without limiting the power of the Trustees to amend the Declaration of Trust as provided elsewhere herein, the Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust for the purpose of (i) responding to or complying with any regulations, orders, rulings or interpretations of any governmental agency or any laws, now or hereafter applicable to the Trust, or (ii) designating and establishing Series or classes in addition to those established in Section 6 of this Article III; provided that before adopting any such amendment without Shareholder approval the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders. The establishment and designation of any Series of Shares in addition to the Series established and designated in Section 6 of this Article III shall be effective upon either the execution by a majority of the then Trustees of an amendment to this Declaration of Trust, taking the form of a complete restatement or otherwise, or the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such Series, or as otherwise provided in such amendment or resolution. The establishment and designation of any class of Shares shall be effective upon either the execution by a majority of the then Trustees of an amendment to this Declaration of Trust or the adoption by vote or written consent of a majority of the then Trustees of a resolution setting forth such establishment and designation and the relative rights and preferences of such class and such eligibility requirements for investment therein as the Trustees may determine, or as otherwise provided in such amendment or resolution.

Without limiting the generality of the foregoing, the Trustees may, without the approval of Shareholders, for the above-stated purposes, amend the Declaration of Trust to:

(a) create one or more Series or classes of Shares (in addition to any Series or classes already existing or otherwise) with such rights and preferences and such eligibility requirements for investment therein as the Trustees shall determine and reclassify any or all outstanding Shares as shares of particular Series or classes in accordance with such eligibility requirements;

(b) amend any of the provisions set forth in paragraphs (a) through (j) of Section 6 of this Article III;

(c) combine one or more Series or classes of Shares into a single Series or class on such terms and conditions as the Trustees shall determine or consolidate, merge or transfer assets of the Trust or a Series as set forth in Article VIII, Section 5;

(d) change or eliminate any eligibility requirements for investment in Shares of any Series or class, including without limitation the power to provide for the issue of Shares of any Series or class in connection with any merger or consolidation of the Trust with another trust or company or any acquisition by the Trust of part or all of the assets of another trust or company;

(e) change the designation of any Series or class of Shares;

(f) change the method of allocating dividends among the various Series and classes of Shares;

(g) allocate any specific assets or liabilities of the Trust or any specific items of income or expense of the Trust to one or more Series or classes of Shares; and

(h) specifically allocate assets to any or all Series of Shares or create one or more additional Series of Shares which are preferred over all other Series of Shares in respect of assets specifically allocated thereto or any dividends paid by the Trust with respect to any net income, however determined, earned from the investment and reinvestment of any assets so allocated or otherwise and provide for any special voting or other rights with respect to such Series or any classes of Shares thereof.

Section 6. Establishment and Designation of Series and Classes. Without limiting the authority of the Trustees set forth in Section 5, inter alia, to establish and designate any further Series or classes or to modify the rights and preferences of any Series or class, the following Series shall be, and are hereby, established and designated:

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund

Shares of each Series established in this Section 6 shall have the following rights and preferences relative to Shares of each other Series, and Shares of each class of a Multi-Class Series shall have such rights and preferences relative to other classes of the same Series as are set forth below, together with such other rights and preferences relative to such other classes as are set forth in any resolution of the Trustees establishing and designating such class of Shares:

(a) Assets belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of that Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as “assets belonging to” that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular Series (collectively “General Assets”), the Trustees shall allocate such General Assets to, between or among any one or more of the Series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(b) Liabilities Belonging to Series. Subject to the provisions of paragraph (c) of this Section 6:

The assets belonging to each particular Series shall be charged solely with the liabilities of the Trust in respect to that Series, the expenses, costs, charges and reserves attributable to that Series, and any general liabilities of the Trust which are not readily identifiable as belonging to any particular Series but which are allocated and charged by the Trustees to and among any one or more of the Series established and designated from time to time in a manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as “liabilities belonging to” that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

(c) Apportionment of Assets etc. in Case of Multi-Class Series. In the case of any Multi-Class Series, to the extent necessary or appropriate to give effect to the relative rights and preferences of any classes of Shares of such Series, (i) any assets, income, earnings, profits, proceeds, liabilities, expenses, charges, costs and reserves belonging or attributable to that Series may be allocated or attributed to a particular class of Shares of that Series or apportioned among two or more classes of Shares of that Series; and (ii) Shares of any class of such Series may have priority or preference over shares of other classes of such Series with respect to dividends or distributions upon termination of the Trust or of such Series or class or otherwise, provided that no Share shall have any priority or preference over any other Shares of the same class and that all dividends and distributions to Shareholders of a particular class shall be made ratably among all Shareholders of such class according to the number of Shares of such class held of record by such Shareholders on the record date for any dividend or distribution or on the date of termination, as the case may be.

(d) Dividends, Distributions, Redemptions and Repurchases. Notwithstanding any other provisions of this Declaration, including, without limitation, Article VI, no dividend or distribution (including, without limitation, any distribution paid upon termination of the Trust or of any Series or class) with respect to, nor any redemption or repurchase of, the Shares of any Series or class shall be effected by the Trust other than from the assets belonging to such Series or attributable to such class, nor shall any Shareholder of any particular Series or class otherwise have any right or claim against the assets belonging to any other Series or attributable to any other class except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series or class.

(e) Voting. Notwithstanding any of the other provisions of this Declaration, including, without limitation, Section 1 of Article V. the Shareholders of any particular Series or class shall not be entitled to vote on any matters as to which such Series or class is not affected. On any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall, except as otherwise provided in the Bylaws, be voted in the aggregate as a single class without regard to Series or class of Shares, except that (1) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more Series or classes of Shares materially differently, Shares shall be voted by individual Series or class and (2) when the matter affects only the interests of one or more Series or classes, only Shareholders of such Series or classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees.

(f) Equality. Except to the extent necessary or appropriate to give effect to the relative rights and preferences of any classes of Shares of a Multi-Class Series, all the Shares of each particular Series shall represent an equal proportionate interest in the assets belonging to that Series (subject to the liabilities belonging to that Series), and each Share of any particular Series shall be equal to each other Share of that Series. All the Shares of each particular class of Shares within a Multi-Class Series shall represent an equal proportionate interest in the assets belonging to such Series that are attributable to such class (subject to the liabilities attributable to such class), and each Share of any particular class within a Multi-Class Series shall be equal to each other Share of such class.

(g) Fractions. Any fractional Share of a Series or class shall carry proportionately all the rights and obligations of a whole Share of that Series or class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares (subject to any condition that Shares may be offered for redemption only in such number of Shares, and in full, but not fractional, multiples thereof, as the Trustees may from time to time authorize) and termination of the Trust.

(h) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or class shall have the right to exchange said Shares for Shares of one or more other Series or classes of Shares in accordance with such requirements and procedures as may be established by the Trustees.

(i) Combination of Series or Classes. Without limiting the authority of the Trustees set forth in Article VIII, Section 5, the Trustees shall have the authority, without the approval of the Shareholders of any Series or class unless otherwise required by applicable law, to combine the assets and liabilities belonging to any two or more Series or attributable to any class into assets and liabilities belonging to a single Series or attributable to a single class.

(j) Elimination of Series or Class. At any time that there are no Shares outstanding of any particular Series previously established and designated, the Trustees may abolish and rescind the establishment and designation of that Series, either by amending this Declaration of Trust in the manner provided in Section 5 of this Article III for the establishment and designation of Series (if such Series was established and designated by an amendment to this Declaration of Trust), or by vote or written consent of a majority of the then Trustees (if such Series was established and designated by Trustee vote or written consent). At any time that there are no Shares outstanding of any particular class previously established and designated of a Multi- Class Series, the Trustees may abolish that class and rescind the establishment and designation thereof, either by amending this Declaration of Trust in the manner provided in Section 5 of this Article III for the establishment and designation of classes (if such class was established and designated by an amendment to this Declaration of Trust), or by vote or written consent of a majority of the then Trustees (if such class was established and designated by Trustee vote or written consent).

Section 7. Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his or her being or having been a Shareholder of the Trust or of a particular Series or class and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Series (or attributable to the class) of which he or she is a Shareholder or former Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.

Section 8. No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

ARTICLE IV

The Trustees

Section 1. Election and Tenure. The number of Trustees constituting the Board shall be as fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by at least 66 2/3% of the Trustees. Subject to any retirement policy adopted by the Trustees, each Trustee shall hold office until his or her successor is elected or the Trust terminates, except that (a) any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon delivery or a later date specified therein; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least 66 2/3% of the other Trustees, specifying the effective date of removal; and (c) if required by Section 16(c) of the 1940 Act, any Trustee may be removed at any meeting of the Shareholders by a vote of at least 66 2/3% of the outstanding Shares. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. Notwithstanding any provision to the contrary contained in this Declaration of Trust, this Section 1 may not be amended to reduce the percentage vote required to change the number of Trustees or to remove a Trustee without the approval of at least 66 2/3% of the Trustees.

Section 2. Effect of Death, Resignation, etc. of a Trustee. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust.

Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may adopt Bylaws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders; they may elect and remove such officers and appoint and terminate such agents as they consider appropriate; they may appoint from their own number and terminate one or more committees consisting of one or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; they may employ one or more custodians of the assets of the Trust and may authorize such custodians to employ sub-custodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank, retain a transfer agent or a shareholder servicing agent, or both, to arrange for the listing and trading of Shares on one or more national securities exchanges, as appropriate, provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise, retain, with respect to Series whose Shares trade on a national securities exchange, one or more market makers, exchange specialists, listing and other agents necessary for the calculation of such Series’ intraday indicative value, set record dates for the determination of Shareholders with respect to various matters, and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

Without limiting the foregoing, the Trustees shall have power and authority:

(a) To invest and reinvest cash, and to hold cash uninvested;

(b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust;

(c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

(d) To exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities;

(e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or sub-custodian or a nominee or nominees or otherwise;

(f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

(g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

(h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including but not limited to claims for taxes;

(i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

(j) To borrow funds or other property;

(k) To endorse or guarantee the payment of any notes or other obligations of any person; and to make contracts of guaranty or suretyship, or otherwise assume liability for payment of such notes or other obligations;

(l) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, principal underwriters or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Trustee, officer, employee, agent, investment adviser, principal underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against liability; and

(m) To pay pensions as deemed appropriate by the Trustees and to adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

The Trustees shall not in any way be bound or limited by any present or future law or custom in regard to investments by Trustees. The Trustees shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including but not limited to, the Trustees’ compensation and such expenses and charges for the services of the Trust’s officers, employees, administrators, investment advisers or managers, principal underwriter, auditor, counsel, custodian, transfer agent, shareholder servicing agent, and such other agents or independent contractors, listing fees and expenses, and such other expenses and charges, as the Trustees may deem necessary or proper to incur.

Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or class, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trustees.

Section 7. Advisory, Management and Distribution Contracts. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory and/or management services for the Trust or for any Series or class with any corporation, trust, association or other organization (a “Manager”); and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for a Manager to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust’s investments. The Trustees may also, at any time and from time to time, contract with a Manager or any other corporation, trust, association or other organization, appointing it exclusive or nonexclusive distributor or principal underwriter for the Shares, every such contract to comply with such requirements and restrictions as may be set forth in the Bylaws; and any such contract may contain such other terms as the Trustees may determine.

The fact that:

(a) any of the Shareholders, Trustees or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, manager, adviser, principal underwriter, distributor or affiliate or agent of or for any corporation, trust, association or other organization, or of or for any parent or affiliate of any organization, with which an advisory or management contract, or principal underwriter’s or distributor’s contract or transfer, shareholder servicing or other agency contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or has an interest in the Trust, or that

(b) any corporation, trust, association or other organization with which an advisory or management contract or principal underwriter’s or distributor’s contract, or transfer, shareholder servicing or other agency contract may have been or may hereafter be made also has an advisory or management contract, or principal underwriter’s or distributor’s contract or transfer, shareholder servicing or other agency contract with one or more other corporations, trusts, associations or other organizations, or has other business or interests shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same or create any liability or accountability to the Trust or its Shareholders.

ARTICLE V

Shareholders’ Voting Powers and Meetings

Section 1. Voting Powers. The Shareholders shall have power to vote only (i) for the election of Trustees as provided in Article IV, Section 1, (ii) to the extent provided in Article VIII, Section 8 as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, (iii) with respect to the termination of the Trust or any Series or class to the extent and as provided in Article VIII, Section 4 and (iv) with respect to such additional matters relating to the Trust as may be required by applicable law, including the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. The number of votes that each whole or fractional Share shall be entitled to vote as to any matter on which it is entitled to vote shall be as specified in the Bylaws. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At any time when no Shares of a Series or class are outstanding the Trustees may exercise all rights of Shareholders of that Series or class with respect to matters affecting that Series or class and may with respect to that Series or class take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders thereof.

Section 2. Voting Power and Meetings. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in Article IV, Section 1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place (or virtually by telephonic or any electronic means) designated by the Trustees. Notice of any meeting of Shareholders, stating the time and place of the meeting, shall be given or caused to be given by the Trustees to each Shareholder by mailing such notice, postage prepaid, at least seven days before such meeting, at the Shareholder’s address as it appears on the records of the Trust, or by facsimile or other electronic transmission, at least seven days before such meeting, to the telephone or facsimile number or e-mail or other electronic address most recently furnished to the Trust (or its agent) by the Shareholder. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

Section 3. Quorum and Required Vote. Except when a larger quorum is required by law, by the Bylaws or by this Declaration of Trust, 30% of the votes entitled to be cast shall constitute a quorum at a Shareholders’ meeting. When any one or more Series or classes is to vote as a single class separate from any other Shares which are to vote on the same matters as a separate class or classes, 30% of the votes entitled to be cast by each such class entitled to vote shall constitute a quorum at a Shareholders’ meeting of that class. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. When a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by law. If any question on which the Shareholders are entitled to vote would adversely affect the rights of any Series or class of Shares, the vote of a majority (or such larger vote as is required as aforesaid) of the Shares of such Series or class which are entitled to vote, voting separately, shall also be required to decide such question.

Section 4. Action by Written Consent. Any action taken by Shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the Bylaws) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series or class entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders.

Section 5. Record Dates. For the purpose of determining the Shareholders of any Series or class who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than 90 days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series or class having the right to notice of and to vote at such meeting and any adjournment thereof’, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of Shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series or class who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be on or before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series or class having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series or classes for all or any part of the period prior to a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series or classes.

Section 6. Additional Provisions. The Bylaws may include further provisions for Shareholders’ votes and meetings and related matters.

ARTICLE VI

Net Income, Distributions, and Redemptions and Repurchases

Section 1. Distributions of Net Income. The Trustees shall each year, or more frequently if they so determine in their sole discretion, distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, an amount approximately equal to the net income attributable to the assets belonging to such Series and may from time to time distribute to the Shareholders of each Series, in Shares of that Series, cash or otherwise, such additional amounts, but only from the assets belonging to such Series, as they may authorize. Except as otherwise permitted by paragraph (c) of Section 6 of Article III in the case of Multi-Class Series, all dividends and distributions on Shares of a particular Series shall be distributed pro rata to the holders of that Series in proportion to the number of Shares of that Series held by such holders and recorded on the books of the Trust at the date and time of record established for the payment of such dividend or distributions.

The manner of determining net income, income, asset values, capital gains, expenses, liabilities and reserves of any Series or class may from time to time be altered as necessary or desirable in the judgment of the Trustees to conform such manner of determination to any other method prescribed or permitted by applicable law. Net income shall be determined by the Trustees or by such person as they may authorize at the times and in the manner provided in the Bylaws. Determinations of net income of any Series or class and determinations of income, asset value, capital gains, expenses and liabilities made by the Trustees, or by such person as they may authorize, in good faith, shall be binding on all parties concerned. The foregoing sentence shall not be construed to protect any Trustee, officer or agent of the Trust against any liability to the Trust or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

If, for any reason, the net income of any Series or class determined at any time is a negative amount, the pro rata share of such negative amount allocable to each Shareholder of such Series or class shall constitute a liability of such Shareholder to that Series or class which shall be paid out of such Shareholder’s account at such times and in such manner as the Trustees may from time to time determine (x) out of the accrued dividend account of such Shareholder, (y) by reducing the number of Shares of that Series or class in the account of such Shareholder or (z) otherwise.

Section 2. Redemptions and Repurchases. The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust or a person designated by the Trust that the Trust purchase such Shares and in accordance with such other procedures or methods for redemption as the Trustees may from time to time authorize, and the Trust will pay therefor the net asset value thereof, as determined in accordance with the Bylaws, next determined, provided that, if so authorized by the Trustees, the Trust and any Series may, at any time and from time to time, charge fees for effecting such redemption at such rates as the Trustees may establish as and to the extent permitted under the 1940 Act and any rules, regulations or exemptive relief thereunder. Payment for said Shares shall, except to the extent permitted by the 1940 Act and any applicable exemptive relief therefrom, be made by the Trust to the Shareholder within seven days after the date on which the request is made. The obligation set forth in this Section 2 is subject to the provision that in the event that any time the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the New York Stock Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets belonging to such Series or attributable to any class thereof or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. Thereafter, Shareholders shall have no right of redemption or payment until the Trustees declare the end of the suspension or the suspension terminates or expires pursuant to the 1940 Act or any rules, regulations or exemptive relief thereunder. The Trust may also purchase or repurchase Shares at a price not exceeding the net asset value of such Shares in effect when the purchase or repurchase or any contract to purchase or repurchase is made.

The redemption price, less any applicable fees or charges, may in any case or cases be paid wholly or partly in kind if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series the Shares of which are being redeemed. The fair value, selection and quantity of any securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any corporation or other person in transferring securities selected for delivery as all or part of any payment in kind.

Section 3. Redemptions at the Option of the Trust. The Trust shall have the right at its option and at any time to redeem Shares of any Shareholder at the net asset value thereof: (i) if at such time such Shareholder owns Shares of any Series or class having an aggregate net asset value of less than an amount determined from time to time by the Trustees; (ii) to the extent that such Shareholder owns Shares equal to or in excess of a percentage determined from time to time by the Trustees of the outstanding Shares of the Trust or of any Series or class; or (iii) upon such conditions as may from time to time be determined by the Trustees.

ARTICLE VII

Compensation and Limitation of Liability of Trustees

Section 1. Compensation. The Trustees as such shall be entitled to reasonable compensation from the Trust; they may fix the amount of their compensation. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

Section 2. Limitation of Liability. No Trustee, officer, employee or agent of the Trust shall be subject to any liability whatsoever to any person in connection with Trust property or the affairs of the Trust, and no Trustee shall be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or principal underwriter of the Trust or for the act or omission of any other Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the chairman of the Board, the lead or assistant lead independent Trustee, a member or chairman of a committee of the Board, an expert on any topic or in any area (including an audit committee financial expert) or as having any other special appointment, designation or identification shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee’s rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Nothing in this Declaration of Trust, including without limitation anything in this Article VII, Section 2, shall protect any Trustee, officer, employee or agent of the Trust against any liabilities to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

ARTICLE VIII

Miscellaneous

Section 1. Trustees, Shareholders, etc. Not Personally Liable; Notice. All persons extending credit to, contracting with or having any claim against the Trust or any Series or class shall look only to the assets of the Trust, or, to the extent that the liability of the Trust may have been expressly limited by contract to the assets of a particular Series or attributable to a particular class, only to the assets belonging to the relevant Series or attributable to the relevant class, for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Trust by the Trustees, by any officer or officers or otherwise shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustee or Trustees or as officer or officers or otherwise and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust or upon the assets belonging to the Series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and may contain such further recital as he or she or they may deem appropriate, but the omission of any such recital shall not operate to bind any Trustee or Trustees or officer or officers or Shareholders or any other person individually.

Section 2. Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 3. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 4. Termination of Trust, Series or Class. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of at least 66-2/3% of the Shares of each Series entitled to vote and voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series or class may be terminated at any time by vote of at least 66-2/3% of the Shares of that Series or class, or by the Trustees by written notice to the Shareholders of that Series or class. Upon termination of the Trust (or any Series or class, as the case may be), after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), whether due or accrued or anticipated as may be determined by the Trustees, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets belonging, severally, to each Series (or the applicable Series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular class, as the case may be), to the Shareholders of that Series (or class, as the case may be), as a Series (or class, as the case may be), ratably according to the number of Shares of that Series (or class, as the case may be) held by the several Shareholders on the date of termination. the applicable Series or attributable to the particular class, as the case may be), to distributable form in cash or shares or other securities, or any combination thereof, and distribute the proceeds belonging to each Series (or the applicable Series or attributable to the particular class, as the case may be), to the Shareholders of that Series (or class, as the case may be), as a Series (or class, as the case may be), ratably according to the number of Shares of that Series (or class, as the case may be) held by the several Shareholders on the date of termination.

Section 5. Reorganizations. The Trust, or any one or more Series of the Trust, may, either as the successor, survivor or non-survivor, (1) consolidate or merge with one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, to form a consolidated or merged trust, series, sub-trust, partnership, limited liability company, association or corporation under the laws of any state under the laws of which any one of the constituent entities is organized or (2) transfer all or a substantial portion of its assets to one or more other trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, or have one or more such trusts, series, sub-trusts, partnerships, limited liability companies, associations or corporations transfer all or a substantial portion of its assets to it, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the Trust, or one or more Series, as the case may be, in connection therewith. Unless otherwise required by applicable law, any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of Shareholders of the Trust or relevant Series.

Section 6. Filing of Copies, Reference, Headings. The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with any other governmental office where such filing may from time to time be required. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such amendments. In this instrument and in any such amendment, references to this instrument, and all expressions like “herein,” “hereof” and “hereunder,” shall be deemed to refer to this instrument as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or to control or affect the meaning, construction or effect of this instrument. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

Section 7. Applicable Law. This Declaration of Trust is made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and, without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust.

The state and federal courts sitting within the Commonwealth of Massachusetts shall be the sole and exclusive forums for any shareholder (including a beneficial owner of shares) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim for breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii)

any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Massachusetts Business Corporation Act, the Massachusetts Uniform Trust Code, or any federal or state securities law, in each case as amended from time to time, or the Trust’s Trust Instrument or Bylaws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine. If any provision or provisions of this Section shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Section (including, without limitation, each portion of any sentence of this Section containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable), and the application of such provision to other persons or entities and circumstances, shall not in any way be affected or impaired thereby.

Section 8. Claims.

(a) Direct Claims. As used herein, a “direct” shareholder claim shall refer to (i) a claim based upon alleged violations of a shareholder’s individual rights independent of any harm to the Trust, including a shareholder’s voting rights under Article V, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the shareholder and independent of any harm to the Trust; and (ii) a claim for which an action is provided under the federal securities laws or by state statute. Any other claim asserted by a shareholder, including without limitation any claims purporting to be brought on behalf of the Trust or involving any alleged harm to the Trust, shall be considered a “derivative” claim as used herein. A “derivative” claim does not include any derivative or other claim arising under the U.S. federal securities laws. No shareholder shall have the right to bring or maintain a court action or other proceeding asserting a direct claim against the Trust, the Trustees or officers, if it is a derivative claim per this paragraph a.

(b) Derivative Claims. No shareholder shall have the right to bring or maintain any court action or other proceeding asserting a derivative claim or any claim asserted on behalf of the Trust or involving any alleged harm to the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall not be excused under any circumstances, including claims of alleged interest on the part of the Trustees, unless the shareholder makes a specific showing that irreparable nonmonetary injury to the Trust would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth with particularity the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 90 days of its receipt by the Trust or inform claimants within such time that further review and consideration is required, in which case the Trustees shall have an additional 120 days to respond. In their sole discretion, the Trustees may submit the matter to a vote of shareholders of the Trust or series or class of Shares, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of shareholders, shall be binding upon the shareholders.

Section 9. Amendments. This Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees provided notice of such amendment (other than amendments having the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein, or having any other purpose which is ministerial or clerical in nature) shall be transmitted promptly to Shareholders of record at the close of business on the effective date of such amendment.

Section 10. Addresses. The address of the Trust is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The address of each of the Trustees is 800 Nicollet Mall, Minneapolis, Minnesota 55402. The name and address of the resident agent of the Trust on the date hereof in the Commonwealth of Massachusetts is CT Corporation, 155 Federal Street #700, Boston, MA 02110. Each Trustee may change his or her principal address, and the Trustees may appoint a new or successor resident agent of the Trust, in each case at any time in his, her or their sole discretion.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand in the city of Boston and the Commonwealth of Massachusetts as of the day first above written.

_/s/ David K. Baumgardner________

David K. Baumgardner, Trustee

_/s/ Mark E. Gaumond____________

Mark E. Gaumond, Trustee and Chair

_/s/ Jennifer J. McPeek____________

Jennifer J. McPeek, Trustee

_/s/ C. David Myers_______________

C. David Myers, Trustee

__/s/ P. Kelly Tompkins____________

P. Kelly Tompkins, Trustee

Registered Agent:	CT Corporation
155 Federal Street #700
Boston, MA 02110

STATEMENT OF ADDITIONAL INFORMATION

July 11, 2023

FIRST AMERICAN FUNDS TRUST

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund
(each, a series of First American Funds Trust (“FAF Trust”))
(each, an “Acquiring Fund,” and collectively, the “Acquiring Funds”)

AND

FIRST AMERICAN FUNDS, INC.

Government Obligations Fund

Institutional Prime Obligations Fund

Retail Prime Obligations Fund

Retail Tax Free Obligations Fund

Treasury Obligations Fund

U.S. Treasury Money Market Fund
(each, a series of First American Funds, Inc. (“FAF”))
(each, an “Acquired Fund,” and collectively, the “Acquired Funds”)

800 Nicollet Mall

Minneapolis, Minnesota 55402

Acquisition of the assets and assumption of the liabilities of the below listed series of FAF:	By and in exchange for shares of the below listed series of FAF Trust:
Government Obligations Fund Institutional Prime Obligations Fund Retail Prime Obligations Fund Retail Tax Free Obligations Fund Treasury Obligations Fund U.S. Treasury Money Market Fund	Government Obligations Fund Institutional Prime Obligations Fund Retail Prime Obligations Fund Retail Tax Free Obligations Fund Treasury Obligations Fund U.S. Treasury Money Market Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of each Acquired Fund into a corresponding Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (each, a “Reorganization”).

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

1.	The Prospectus and Statement of Additional Information of FAF, dated November 15, 2022, with respect to the Acquired Funds (File Nos. 002-74747 and 811-03313) and the Prospectus and Statement of Additional

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Information of First American Funds Trust, dated July 11, 2023, with respect to the Acquiring Funds (File Nos. 333-260527 and 811-23751);

2.	The Annual Report and Semi-Annual Report to Shareholders of FAF with respect to the Acquired Funds for the fiscal year ended August 31, 2022, and the semi-annual period ended February 28, 2023, respectively (File Nos. 002-74747 and 811-03313).

This SAI is not a prospectus. A Proxy Statement and Prospectus dated July 11, 2023, relating to the Reorganizations (the “Proxy Statement/Prospectus”) may be obtained at no charge by calling (800) 677-3863, by writing First American Funds, Inc., P.O. Box 1330, Minneapolis, MN 55440, or by visiting www.firstamericanfunds.com. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

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VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 21, 2023

[FUND NAME PRINTED HERE]

The undersigned appoints Eric J. Thole, Jill M. Stevenson, and Richard J. Ertel, each with the power of substitution, to vote all shares that the undersigned is entitled to vote at the Special Meeting of shareholders of the above-mentioned Fund to be held on August 21, 2023, at 10:00 a.m., Central time, at Client Room 4, 4th Floor, 800 Nicollet Mall, Minneapolis, Minnesota 55402 and at any adjournment thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 796-1245. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on

August 21, 2023. The proxy statement and the accompanying notice of Special Meeting of Shareholders for this meeting are available at: https://vote.proxyonline.com/firstamerican/docs/proxy2023.pdf

[SMALL BAR CODE HERE FOR SCANNING OF RETURNED BALLOTS]

[FUND NAME PRINTED HERE]

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing, and where more than one name appears, a majority must sign. If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is being solicited on behalf of the Board of Directors of First American Funds, Inc. (“FAF Board”).

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND(S) AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE FAF BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION PROPOSAL.

TO VOTE, MARK CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ●

PROPOSAL(S)	FOR	AGAINST	ABSTAIN

1. To approve the Plan of Reorganization, adopted by the FAF Board, which provides for the reorganization (each, a “Reorganization,” and collectively, the “Reorganizations”) of each Acquired Fund with and into a corresponding series of First American Funds Trust (the “FAF Trust”), a Massachusetts business trust (each series, an “Acquiring Fund,” and collectively, the “Acquiring Funds”) (the “Reorganization Proposal”).	○	○	○

2. To transact other business that may properly come before the meeting or any adjournment thereof.

THANK YOU FOR VOTING